                                                                    Exhibit 10.1


                            MASTER PURCHASE AGREEMENT

                                     BETWEEN

                                 BOMBARDIER INC.

                                       AND

                              MESA AIR GROUP, INC.




Schedules to MPA 497                               Initials:
Mesa Air Group                          1          Buyer_______Bombardier_______

                                TABLE OF CONTENTS


SECTION I  -  TERMS AND CONDITIONS, AND EXHIBITS

ARTICLE

      1       INTERPRETATION
      2       SUBJECT MATTER OF SALE
      3       AIRLINE SUPPORT SERVICES AND WARRANTY
      4       PRICE
      5       PAYMENT
      6       DELIVERY PROGRAM
      7       BUYER INFORMATION
      8       CERTIFICATION FOR EXPORT
      8A      REGULATORY CHANGES
      9       ACCEPTANCE PROCEDURE
     10       TITLE AND RISK
     11       CHANGES
     12       BUYER'S REPRESENTATIVES AT MANUFACTURE SITE
     13       EXCUSABLE DELAY
     14       NON-EXCUSABLE DELAY
     15       LOSS OR DAMAGE
     16       TERMINATION
     17       NOTICES
     18       INDEMNITY AGAINST PATENT INFRINGEMENT
     19       LIMITATION OF LIABILITY AND INDEMNIFICATION
     20       ASSIGNMENT
     21       SUCCESSORS
     22       APPLICABLE LAWS
     23       CONFIDENTIAL NATURE OF AGREEMENT
     24       AGREEMENT


Schedules to MPA 497                               Initials:
Mesa Air Group                          2          Buyer_______Bombardier_______
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SECTION I CONT'D

APPENDICES

     Appendix 1             [***]


EXHIBITS

     I            CERTIFICATE OF ACCEPTANCE
     II           BILL OF SALE
     III          CERTIFICATE OF RECEIPT OF AIRCRAFT
     IV           CHANGE ORDER


SECTION II -      SCHEDULES

SCHEDULES

   Schedule 1     Financing

   Schedule 2     [***]

   Schedule 3     Airworthiness Directives / Service Bulletins

   Schedule 4     Schedule Completion Guarantee ("SCRG")

   Schedule 5     Engineering Services

   Schedule 6 Simulator Training/Simulators Pilot Same Type Rating and Systems Trainer Intentionally Left Blank

   Schedule 7     Spare Parts Credit Memorandum

   Schedule 8     Airframe Direct Maintenance Cost Guarantee (ADMCG")

SECTION III  -    AIRLINE SERVICES AND WARRANTY AND SERVICE LIFE POLICY

ANNEXES

   A           AIRLINE SERVICES
   B           WARRANTY AND SERVICE LIFE POLICY


Schedules to MPA 497                               Initials:
Mesa Air Group                          3          Buyer_______Bombardier_______
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Supplement No. PA-497-1
      Annex 1       Specification
      Annex 2       Buyer Selected Optional Features
      Annex 3       Option Aircraft
      Annex 4       Aircraft Credit Memorandum
      Annex 5       Intentionally Left Blank
      Annex 6       Performance Guarantee
      Annex 7       Silent Aircraft Options

Supplement No. PA-497-2
      Annex 1       Specification
      Annex 2       Buyer Selected Optional Features
      Annex 3       Option Aircraft
      Annex 4       Aircraft Credit Memorandum
      Annex 5       Intentionally Left Blank
      Annex 6       CRJ 700 Aircraft Performance Guarantee
      Annex 7       CRJ 700 Lease Rate Subsidies
      Annex 8       Silent Aircraft Options

Supplement No. PA-497-3
      Annex 1       Specification
      Annex 2       Buyer Selected Optional Features
      Annex 3       Option Aircraft
      Annex 4       Aircraft Credit Memorandum
      Annex 5       CRJ 900 Aircraft Launch Customer Credit Memorandum
      Annex 6       CRJ 900 Aircraft Performance Guarantee
      Annex 7       CRJ 900 Lease Rate Subsidies
      Annex 8       Silent Aircraft Options
      Annex 9       CRJ 900 Termination

[***]

Schedules to MPA 497                               Initials:
Mesa Air Group                          4          Buyer_______Bombardier_______
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This Master Purchase Agreement is made on the     day of May, 2001


BY AND BETWEEN:            BOMBARDIER INC., a Canadian corporation represented
                           by BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT having an office at 123 Garratt Boulevard, Downsview, Ontario,
                           Canada ("Bombardier")

AND:
                           MESA AIR GROUP, INC.
                           410 N. 44th St., Suite 700
                           Phoenix, AZ 85008 ("Buyer")

WHEREAS Buyer desires to purchase twenty (20) Canadair Regional Jet aircraft Series 200 ("CRJ 200), twenty
                           (20) Canadair Regional Jet aircraft Series 700 ("CRJ 700"), and twenty (20) Canadair Regional Jet aircraft Series 900 ("CRJ 900") Aircraft (as later defined) and related data, documents, and services under this Agreement (as later defined), and Bombardier desires to sell or arrange the sale of such Aircraft, data, documents and services to Buyer,


NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Bombardier agree as follows:


Schedules to MPA 497                               Initials:
Mesa Air Group                          5          Buyer_______Bombardier_______
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                                    SECTION I

                                       OF

                      MASTER PURCHASE AGREEMENT NO. PA-497

                              TERMS AND CONDITIONS


Schedules to MPA 497                               Initials:
Mesa Air Group                          6          Buyer_______Bombardier_______
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ARTICLE 1  -  INTERPRETATION

1.1 The recitals above have been inserted for convenience only and do not form part of this Agreement.

1.2 The headings in this Agreement are included for convenience only and shall not be used in the construction and interpretation of this agreement.

1.3 In this Agreement, unless otherwise expressly provided, the singular includes the plural and vice-versa.

1.4 In this Agreement the following expressions shall, unless otherwise expressly provided, mean:

         (a)      "Acceptance Period" shall have the meaning attributed to it in
                  Article 9.3;

         (b)      "Acceptance Date" shall have the meaning attributed to it in
                  Article 9.7(a);

         (c) "Agreement" means this Master Purchase Agreement, and incorporated herein by this reference, its Supplements and any Letter Agreements, executed and delivered by the parties hereto in connection with the transactions contemplated by this Agreement, including, in each case, their Exhibits, Annexes, Schedules and Appendices, if any, either attached hereto or subsequently agreed by the parties hereto, pursuant to the provisions of this Agreement, as amended from time to time pursuant to the provisions of this Agreement;

         (d)      "Aircraft" shall have the meaning attributed to it in Article
                  1.0 of the applicable Supplement;

         (e) "Aircraft Purchase Price" shall have the meaning attributed to it in the applicable Supplement;

         (f)      "Base Price" shall have the meaning attributed to it in
                  Article 2.0 of the applicable Supplement;

         (g)      "Bill of Sale" shall have the meaning attributed to it in
                  Article 9.7(c);

         (h)      "BFE" shall have the meaning attributed to it in Article 7.2;

         (i) "Buyer Selected Optional Features" shall have the meaning attributed to it in Annex 2of the applicable Supplement;

         (j)      "Delivery Date" shall have the meaning attributed to it in
                  Article 9.7(c);


Schedules to MPA 497                               Initials:
Mesa Air Group                          7          Buyer_______Bombardier_______
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         (k)      "Economic Adjustment Formula", if applicable, shall have the meaning attributed to it in Appendix 1;

         (l)      "Excusable Delay" shall have the meaning attributed to it in
                  Article 13.1;

         (m)      "FAA" shall have the meaning attributed to it in Article 8.1;

         (n)      "Interest Rate" means 200 basis points above LIBOR.

         (o) "LIBOR" means the six (6) month London interbank borrowing rate as published in the Wall Street Journal.

         (q) "Non-Excusable Delay" shall have the meaning attributed to it in Article 14.1;

         (r)      "Notice" shall have the meaning attributed to it in Article
                  17.1;

         (s)      "Other Patents" shall have the meaning attributed to it in
                  Article 18.1;

         (t)      "Permitted Change" shall have the meaning attributed to it in
                  Article 11.2;

         (u)      "Readiness Date" shall have the meaning attributed to it in
                  Article 9.1.3;

         (v)      "Regulatory Change" shall have the meaning attributed to it in
                  Article 8.A.1;

         (w) "Scheduled Delivery Month" shall have the meaning attributed to it in the applicable Supplement;

         (x) "Specification" shall have the meaning attributed to it in the applicable Supplement;

         (y) "Supplement" means a supplementary agreement to this Agreement entered into by the parties for the purchase of specific products offered for sale by Bombardier, Inc.;

         (z)      "Taxes" shall have the meaning attributed to it in Article
                  4.2; and

         (aa)     "TC" shall have the meaning attributed to it in Article 8.1.


1.5      All dollar amounts in this Agreement are in United States Dollars.


Schedules to MPA 497                               Initials:
Mesa Air Group                          8          Buyer_______Bombardier_______
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ARTICLE 2  - SUBJECT MATTER OF SALE

2.1 A description of the Aircraft being purchased and sold under the terms of this Agreement and the related Bombardier specification document number(s) will be set out in the applicable Supplement.


Schedules to MPA 497                               Initials:
Mesa Air Group                          9          Buyer_______Bombardier_______
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ARTICLE 3  -  CUSTOMER SUPPORT SERVICES AND WARRANTY

3.1 Bombardier shall provide to Buyer the customer support services pursuant to the provisions of Annex A attached hereto and the applicable Supplement.

3.2 Bombardier shall provide to Buyer the warranty and the service life policy described in Annex B attached hereto and the applicable Supplement which shall be the exclusive warranty applicable to the Aircraft.

3.3      Unless expressly stated otherwise, the services referred to in 3.1 and
         3.2 above and the applicable Supplement are offered in connection with and are material to the sale of the Aircraft and are included in the Aircraft Purchase Price.


Schedules to MPA 497                               Initials:
Mesa Air Group                         10          Buyer_______Bombardier_______
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ARTICLE 4  -  PRICE

4.1      (a)      The base price for each of the Aircraft is set out in Article
                  2 of the applicable Supplement.

         (b) The base price of the Buyer Selected Optional Features is set out in the applicable Supplement.

4.2 The Aircraft Purchase Price (as defined in the applicable Supplement) does not include any taxes, fees or duties including, but not limited to, sales, use, value added (including the Canadian Goods and Services
         Tax), personal property, gross receipts, franchise, excise taxes, assessments or duties which are or may be imposed with respect to the Aircraft and other related services. Bombardier agrees to bear and pay when due, to assume liability for, and to indemnify, defend and hold harmless Buyer from, any and all taxes, duties, imposts and similar charges, including penalties and interest of any nature ("Taxes") that are both: (a) levied, assessed, charged or collected for or in connection with (i) the fabrication, manufacture, modification, assembly, transfer, sale (including any corresponding use tax), delivery of or export from Canada of any Aircraft before, at or in connection with the actual delivery or exportation thereof (even if such tax is assessed at later date) (and provided such Taxes are not payable as a result of Buyer having a connection with Canada other than being a party to this Agreement and purchasing and accepting delivery of the Aircraft in Canada) or (ii) the payment of any amount by Bombardier to Buyer contemplated by this Agreement; and (b) imposed upon Bombardier or Buyer by Canada or any provincial or local government or taxing authority thereof. Buyer will promptly export the Aircraft from Canada following delivery and will not divert the same for use, consumption, sale or other disposition in Canada subsequent to actual delivery and prior to export. If Buyer fails to promptly export the Aircraft from Canada following delivery, Bombardier will not have any obligation under this Article 4.2 to the extent that Taxes covered by this Article 4.2 are payable as a result of such failure. Bombardier further agrees to bear and pay when due, to assume liability for, and to indemnify, defend and hold harmless Buyer from any and all costs and liabilities, including reasonable attorneys' fees, incurred in connection with defending any claims for the costs and liabilities described in this Article 4.2. If any Canadian Taxes, including any Taxes assessed by Canada or any provincial or local government or taxing authority thereof, are required to be deducted or withheld from, or paid in connection with, any payments required to be made by this
         Article 4.2, Bombardier shall either pay such Canadian Taxes directly to the taxing authority or reimburse Buyer so that Buyer ultimately receives the amount it would have received if no such Canadian Taxes had been imposed. However, this Article 4.2 shall not apply to any claim against Buyer for which Buyer is otherwise entitled to indemnification from Bombardier under this


Schedules to MPA 497                               Initials:
Mesa Air Group                         11          Buyer_______Bombardier_______

         Article 4.2 unless Buyer notifies Bombardier in writing of such claim, and, further provided, that upon written request of Bombardier, Buyer will, if then permitted by law, permit Bombardier to contest or protest such Taxes at Bombardier's expense and provide reasonable cooperation to Bombardier in such contest or protest.

         If Bombardier pays any Taxes in accordance with the above and Buyer is entitled to a total or partial refund of or other form of relief (including the benefit of a tax credit) from such Taxes that does not arise from and is not otherwise attributable to the duplicate payment of such Taxes by Buyer, Buyer shall, upon the request of Bombardier, irrevocably assign the right to such refund or other form of relief (including the benefit of a tax credit) to Bombardier or, if such an assignment would be illegal or unenforceable, take whatever action is required to obtain such refund or other form of relief (including the benefit of a tax credit) (at Bombardier's expense) and remit the proceeds therefrom to Bombardier.

         In the event that there is a change in Canadian or United States law, rules or regulations, which has a material adverse taxable effect on either Bombardier or Buyer in connection with the fabrication, manufacture, modification, assembly, sale, delivery, transfer or export of any Aircraft to Buyer or its designee, Bombardier and Buyer will cooperate to effect the delivery of the Aircraft in a jurisdiction or take such other appropriate action which will minimize the impact of such a change in Canadian or United States law, rules or regulations, on the affected party, taking into account any Taxes resulting from delivery of the Aircraft in such jurisdiction, provided no additional out of pocket expenses will be incurred by the non-affected party by the change in delivery location.

         In addition, Bombardier agrees to bear and pay when due, to assume liability for, and to indemnify defend and hold harmless Buyer, from, any and all taxes, sanctions, fees or duties of any kind or nature resulting in consequence or growing out of any trade disputes that are levied against or imposed upon Buyer in connection with Buyer's purchasing of the Aircraft, after all Buyer's legal and contractual rights have been exhausted at Bombardier's cost, or alternatively after Buyer has, at Bombardier's request, subrogated Bombardier in all of its legal and contractual rights in respect of the same subject to a mutually agreed upon subrogation agreement and such subrogated legal and contractual rights have been exhausted.

         Upon either party's request, the other party shall execute and deliver to the requesting party any documents reasonably requested by the requesting party in connection with any available exemption from, reduction of, contestation of or defense against any imposition of Taxes that the requesting party is required to pay or reimburse.


Schedules to MPA 497                               Initials:
Mesa Air Group                         12          Buyer_______Bombardier_______

4.3 The price of the Aircraft shall be the Base Price adjusted for changes made pursuant to Article 11.1 and any Regulatory Changes pursuant to
         Article 8A.1 (other than any such Regulatory Change which is to be made without additional charge to Buyer pursuant to Article 8A.2) and/or reduction for applicable Aircraft credits, and further adjusted to the Delivery Date to reflect economic fluctuations during the period from [***] to the Delivery Date of each Aircraft (the Base Price, as adjusted, the "Aircraft Purchase Price"). Such adjustments shall be in accordance with the economic adjustment formula attached as Appendix 1 ("Economic Adjustment Formula") [***]-provided that (i) in the case of an Excusable Delay (as defined in Article 13), [***]-shall be made with respect to the period by which delivery of the Aircraft was delayed as a result of such Excusable Delay, and (ii) in the case of a Non-Excusable Delay (as defined in Article 14), [***]; and provided further that when adjusted, the Aircraft Purchase Price shall in no case be lower than the Aircraft Base Price, as stipulated in Article
         4.1 herein.


Schedules to MPA 497                               Initials:
Mesa Air Group                         13          Buyer_______Bombardier_______

ARTICLE 5  -  PAYMENT

5.1 Buyer shall make the following deposit payments to Bombardier: (i) within two (2) business days from the date of execution of this Agreement, [***]. Such amounts will be held by Bombardier and returned to Buyer, as follows: 1) [***] 2) subject to adjustment pursuant to
         Article 14, the remaining [***] shall be repaid to Buyer on a pro rata basis in equal amounts upon the [***] pursuant to this Agreement. [***] Upon delivery of the Aircraft, Buyer shall pay the Aircraft Purchase Price in accordance with Article 2 of the applicable Supplement as reduced by the application of any Aircraft Credit Memorandum issued by Bombardier and permitted to be used for such purpose and in the case of the CRJ 900 Aircraft, the CRJ 900 Launch Credit.

5.2 Subject to the provisions of Article 9.9 hereof and Schedule 1 and Bombardier having satisfied its obligations under Article 8, Article 9 and Schedule 1, should Buyer fail to make any of the payments required under the applicable Supplement or Article 5.1 hereof on or before the stipulated date and Buyer does not correct the failure within a period of thirty (30) days thereafter, Buyer shall be in default and any Supplement and this Agreement as it relates thereto shall automatically terminate and Bombardier shall have no further obligation to Buyer under any Supplement and this Agreement as it relates thereto, including the obligation to proceed further with the manufacture of any or all of the Aircraft on behalf of Buyer or the sale and/or delivery of the Aircraft to Buyer. Notwithstanding the preceding sentence Bombardier shall have the option (but not the obligation) of waiving such termination should Buyer make arrangements satisfactory to Bombardier for such payment and all future payments within ten (10) calendar days of the automatic termination.

5.3 [***] The applicable party's right to receive such interest is in addition to any other right or remedy such party has at law as a result of the other party's failure to make payments when due.

5.4 Buyer shall make all payments due under this Agreement and/or any applicable Supplement in immediately available United States Dollars by deposit on or before the due date, to Bombardier's account, as set out in the applicable Supplement in the following manner:

         (a)      Transfer to:            National Bank of Canada
                                          New York, N.Y. 10101 USA
                                          Fed. [***]

         (b)      For credit to:          National Bank of Canada
                                          UID 014897
                                          600 de la Gauchetiere St. West


Schedules to MPA 497                               Initials:
Mesa Air Group                         14          Buyer_______Bombardier_______

                                          Montreal, Quebec, H3B 4L3
                                          Transit No [***]

         (c)      For further credit to:  Bombardier Inc.
                                          Canadair Division
                                          Account No [***]


5.5 All amounts due with respect to each Aircraft shall be paid on or prior to the Delivery Date of the respective Aircraft.

5.6 All payments provided for under this Agreement and/or any applicable Supplement shall be made so as to be received in immediately available funds on or before the dates stipulated herein.

5.7 Bombardier shall remain the exclusive owner of the Aircraft, free and clear of all rights, liens, charges or encumbrances created by or through Buyer, until such time as all payments from Buyer referred to in this Article 5 with respect to the relevant Aircraft have been received in full by Bombardier.


Schedules to MPA 497                               Initials:
Mesa Air Group                         15          Buyer_______Bombardier_______
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ARTICLE 6  -  DELIVERY PROGRAM

6.1 The Aircraft shall be offered for inspection and acceptance to Buyer at Bombardier's facility located in Montreal, Quebec, Canada and during the month(s) or quarter(s) as set forth in the applicable Supplement (the "Scheduled Delivery Months").


Schedules to MPA 497                               Initials:
Mesa Air Group                         16          Buyer_______Bombardier_______

ARTICLE 7  -  BUYER INFORMATION

7.1 During the manufacture of the Aircraft, Buyer shall provide to Bombardier on or before the date specified below or, if no date is specified on or before the date reasonably required by Bombardier, all information as Bombardier may reasonably request to manufacture the Aircraft including, without limitation, the selection of furnishings and internal and external colour schemes.

         Within sixty (60) days of signing this Agreement, Buyer shall:

         (a) provide Bombardier with an external paint scheme agreed on by the parties, (for the avoidance of doubt, an external paint scheme similar to and not significantly more complicated than that currently employed by Buyer is acceptable to Bombardier);

         (b)      select interior colours; and

         (c) provide to Bombardier, on such drawings if and as are forwarded to Buyer by or at the request of Bombardier, language translations for interior and exterior Aircraft labels.

                  Failure of Buyer to comply with these requirements may result in an increase in price equal to Bombardier's additional reasonable out-of-pocket expenses, a delay in delivery of the Aircraft, or both, in either case, reasonably related to Buyer's failure. Bombardier shall use its reasonable efforts to prevent or minimize any such delay or price increase.

7.2 Unless otherwise agreed by the parties hereto, not later than nine (9) months prior to the Scheduled Delivery Month of the applicable Aircraft to be delivered pursuant to the applicable Supplement, Buyer shall notify Bombardier in writing of the Buyer furnished equipment ("BFE") (if any) that Buyer wishes to have incorporated into each Aircraft. Buyer shall also provide details of:

         (a)      weights and dimensions of the BFE;

         (b) test equipment or special tools required to incorporate the BFE; and

         (c)      any other information Bombardier may reasonably require.

         Within sixty (60) calendar days thereafter, Bombardier shall advise Buyer of the reduction of the Aircraft Purchase Price if such BFE is to replace


Schedules to MPA 497                               Initials:
Mesa Air Group                         17          Buyer_______Bombardier_______

         Bombardier supplied equipment and of the dates by which each item of BFE is reasonably required by Bombardier. If required the parties hereto shall execute a Change Order in accordance with Article 11.1 to cover such BFE.

7.3 The BFE shall be incorporated in the manufacturing process of the Aircraft subject to the following conditions:

         (a) Title to the BFE shall remain at all times with Buyer and risk of loss of the BFE shall remain at all times with Buyer except for damages caused by Bombardier's gross negligence or willful misconduct.

         (b) Buyer shall bear the costs of delivery of the BFE to Bombardier's plant or such other place as Bombardier may reasonably designate, which shall be made no later than the date notified pursuant to Article 7.2, free and clear of any taxes, duties, licenses, charges, liens or other similar claims;

         (c)      The BFE shall meet:

                  1)       reasonable standards of quality of Bombardier, and

                  2) the requirements of the applicable airworthiness certification agency;

         (d) The BFE shall be delivered to Bombardier in good condition and ready for immediate incorporation into the Aircraft. Bombardier shall, upon receipt, inspect the BFE as to quantity and apparent defects and inform Buyer of any discrepancies and the required corrective actions to be taken;

         (e) Bombardier shall only be responsible for the fitment and testing of the BFE in the Aircraft using reasonable care and good manufacturing practices, in accordance with Buyer's written detailed description of the dimensions and weight of such BFE. Buyer shall also furnish information necessary for its proper storage, fitment, servicing, maintenance and operation and regarding availability of test equipment or special tools;

         (f) BOMBARDIER SHALL HAVE NO LIABILITY OR OTHER OBLIGATIONS AND IS HEREBY RELIEVED OF ANY LIABILITY, WARRANTY OR OTHER OBLIGATION WITH RESPECT TO THE BFE AND BUYER HEREBY WAIVES ALL EXPRESS OR IMPLIED WARRANTIES OR CONDITIONS INCLUDING THOSE OF MERCHANTABILITY OR FITNESS OR OTHERWISE AND ALL OTHER LIABILITY (STRICT OR OTHERWISE) ON THE PART OF BOMBARDIER, BE IT IN


Schedules to MPA 497                               Initials:
Mesa Air Group                         18          Buyer_______Bombardier_______

                  FACT, IN LAW, IN CONTRACT, OR IN TORT (INCLUDING WITHOUT LIMITATION THE ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE OR STRICT PRODUCTS LIABILITY OF BOMBARDIER OR ITS AFFILIATES), OR OTHERWISE, IN CONNECTION WITH THE BFE OR ITS DESIGN, SUITABILITY, USE OR OPERATION.

7.4 If at any time between receipt of the BFE by Bombardier and the Delivery Date, it is reasonably determined by Bombardier that an item of BFE supplied does not meet the standards and requirements described above or its fitment, integration and testing in the Aircraft or Aircraft systems create delays in the manufacturing or certification process, then such BFE may be removed and replaced by other BFE or, if not available, by Bombardier's equipment. All reasonable costs associated with the removal, refitment, replacement, testing, certification and/or reasonable delays in the Delivery Date of the Aircraft resulting therefrom shall be borne by Buyer, provided that Bombardier shall use its reasonable efforts to minimize any such delays and costs.

7.5 In the event that the delivery of an Aircraft is delayed due to any delay caused by Buyer's failure to:

         (a)      deliver or have BFE delivered by the date required;

         (b) ensure satisfactory design, suitability, use or operation of the BFE;

         (c)      furnish or obtain applicable BFE data;

         (d) perform any adjusting, calibrating, retesting or updating of BFE;

         (e) furnish or obtain any approvals in compliance with the provisions of this Article; or

         (f)      comply with the conditions of this Article,

         Bombardier agrees to discuss with Buyer and to take such steps reasonably appropriate to minimize, cure, eliminate or work around the delay, but any such delay incurred shall be the responsibility of Buyer and Buyer shall pay to Bombardier any reasonable costs and expenses incurred by Bombardier due to such delay to the extent unavoidable by Bombardier using its reasonable efforts.

7.6 Should there be a delay in delivery caused either by an event outlined in 7.5 above or by an event to which reference is made in Article 13 in connection with the BFE, and if such delay cannot reasonably be minimized, cured, eliminated or worked around by agreement of the parties, Buyer agrees that


Schedules to MPA 497                               Initials:
Mesa Air Group                         19          Buyer_______Bombardier_______

         Bombardier may deliver the Aircraft without installing the, delayed or nonconforming BFE, and Buyer agrees to take delivery of and pay for the Aircraft unless such BFE is required to obtain the FAA Certificate of Airworthiness for the Aircraft in which event Bombardier shall provide Buyer with a revised Readiness Date in respect of the applicable Aircraft. For the avoidance of doubt, the Economic Adjustment Formula in Appendix 1 attached hereto will apply in full with respect to the events outlined in 7.5 above to the extent that the occurrence of any such event causes any delay in the delivery which was unavoidable by Bombardier using its reasonable efforts to prevent the same.

7.7 If this Agreement is terminated in whole or in part in accordance with the provisions hereof Bombardier may elect to, by written notice to Buyer, either:

         (a) purchase the BFE ordered by Buyer and/or received by Bombardier at a mutually agreeable price; or

         (b) return the BFE to Buyer Free Carrier (Incoterms 2000) Bombardier's plant, or such other place that Bombardier may designate within Canada or in the 48 contiguous United States.


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Mesa Air Group                         20          Buyer_______Bombardier_______

ARTICLE 8  -  CERTIFICATION FOR EXPORT

8.1 Bombardier has obtained or will at no charge to Buyer obtain from Transport Canada, Airworthiness ("TC"), a TC Type Approval (Transport Category) and from the Federal Aviation Administration of the United States ("FAA") an FAA Part 25 Type Certificate for the type of aircraft purchased under this Agreement and any applicable Supplement. Such certificates will be valid on the applicable delivery date. Bombardier will also provide a TC Certificate of Airworthiness for export on or before the Readiness Date and any other certificates and permits agreed upon by Buyer and Bombardier and expressly provided for in this Agreement or any applicable Supplement.

8.2 Other than as required by 8.1 above Bombardier shall not be obligated to obtain any certificates or approvals as part of this Agreement; except that Bombardier shall obtain (a) any certificates required to be obtained by the manufacturer of commercial aircraft to permit the general operation of the Aircraft under those requirements of the FAA FAR Part 25 regulations generally applicable to United States certificated air carriers and (b) any certificates required to be delivered in connection with a Regulatory Change. Prior to 11:00 am Oklahoma City, Oklahoma time on the Delivery Date, Bombardier shall provide proof that the Aircraft is de-registered or that it was not registered in Canada. In addition, Bombardier shall use reasonable efforts to de-register the Aircraft and provide the proof described in the preceding sentence as soon as reasonably practicable following confirmation that no further acceptance flight is required for such Aircraft. Except as otherwise required under this Article 8, the obtaining of any other import license or authority required to import the Aircraft into or operate the Aircraft in any country outside of Canada shall be the responsibility of Buyer. Bombardier shall on behalf of Buyer and to the extent permitted by law, and with Buyer's reasonable assistance, seek the issuance of any Canadian export licenses or permits required to enable Buyer to export the Aircraft from Canada and/or the import of the Aircraft into the United States in each case in accordance with prevailing export and import control regulations in effect on the Delivery Date. Notwithstanding the assistance to be provided to Buyer as set forth in the preceeding sentence, it is Buyer's responsibility to secure such other permits or licenses required for the export of the Aircraft from Canada and/or the import of the Aircraft into the United States. Buyer will indemnify Bombardier for any out of pocket expenses, costs and fees Bombardier incurs to obtain such export permits and licenses.

8.4 If the use of any of the certificates identified in this Article 8 are discontinued during the performance of this Agreement, reference to such discontinued certificate shall be deemed a reference to any other certificate or instrument


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
         which corresponds to such certificate or, if there should not be any such other certificate or instrument, then Bombardier shall be deemed to have obtained such discontinued certificate(s) upon demonstrating that the Aircraft otherwise complies with all of the conditions required to be met on the Delivery Date of the Aircraft.

8.5 Subject to the provisions of this Agreement relating to Regulatory Changes and changes mutually agreed upon by the parties hereto, Bombardier shall be responsible for all certifications and approvals related to the installation of the engines and related hardware and software, if any, on the Aircraft at no cost to Buyer, provided, however, Bombardier may include in the price of changes requested by Buyer the cost of obtaining the related certificates and approvals.

8.6 Buyer is not required to accept delivery of any Aircraft that does not possess as and when required by this Agreement any certificate required to be obtained by Bombardier on or prior to the Readiness Date and that remains valid on the Delivery Date pursuant to Article 8. Buyer is not required to accept delivery of any Aircraft if that Aircraft is not in a condition that makes it immediately eligible for the issuance of (i) the certificates required by Article 8 where Bombardier is required pursuant to Article 8 to deliver the Aircraft in a condition that permits the immediate issuance of such certificates and (ii) the FAA Certificate of Airworthiness upon entry into the United States.

8.7 Bombardier shall make available for inspection the FAA required maintenance logbooks for the Aircraft on or before the Readiness Date for the Aircraft.


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Mesa Air Group                         22          Buyer_______Bombardier_______

ARTICLE 8A  -  REGULATORY CHANGES

8A.1 If any addition or change to, or modification or testing of the Aircraft is required by any law or governmental regulation or requirement or interpretation thereof by any governmental agency having jurisdiction in order to meet the requirements of Article 8 (a "Regulatory Change"), such Regulatory Change shall be made to the Aircraft prior to Delivery Date, or at such other time after the Delivery Date as the parties may agree upon.

         [***]

8A.3 Subject to Bombardier's right set forth in Supplement 3 Article 3.3 in respect of the CRJ 900 Aircraft to defer delivery as a result of any delays from obtaining TC or FAA certification or directives from any of said authorities resulting in additional work required on such Aircraft in order to meet airworthiness regulations, if delivery of the Aircraft is delayed by the incorporation of any Non-CRJ Regulatory Change, such delay shall be an Excusable Delay within the meaning of Article 13. [***]

8A.4 Bombardier shall issue a Change Order, reflecting any Regulatory Change required to be made under this Article 8A, which shall set forth in detail the particular changes to be made and the effect, if any, of such changes on design, performance, weight, balance and time of delivery, [***], Base Price and Aircraft Purchase Price. Any Change Orders issued pursuant to this Article with respect to a Non-CRJ Regulatory Change, shall be effective and binding upon the date of Bombardier's transmittal of such Change Order. Any Change Orders issued pursuant to this Article with respect to a CRJ Regulatory Change which has a material negative impact on the aforementioned parameters shall be effective and binding only if and when agreed to in writing by Buyer.

8A.5 Reference to a regulatory authority shall include any succeeding department or agency then responsible for the duties of said regulatory authority.

8A.6     [***]


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Mesa Air Group                         23          Buyer_______Bombardier_______

ARTICLE  9  -  ACCEPTANCE PROCEDURE

9.1 Bombardier shall give Buyer notice, by facsimile or telegraphic communication or other expeditious means, of the date of readiness of each Aircraft for inspection and acceptance by Buyer as follows:

                  9.1.1 Bombardier will give notice of no less than [***] prior to the first day of the relevant Aircraft's Scheduled Delivery Month, confirming the targeted week within the Scheduled Delivery Month during which the Aircraft is planned to be available for delivery and inspection. Bombardier shall use reasonable efforts to meet this tentative delivery week, but shall not be bound by such tentative delivery week; and

                  9.1.2 Bombardier will give notice of no less than [***] calendar days prior to the first day of the relevant Aircraft's Scheduled Delivery Month, confirming the delivery week (the "Scheduled Delivery Week") within the Scheduled Delivery Month during which the Aircraft will be available for delivery and the commencement of inspection; and

                  9.1.3 Bombardier will give notice of no less than [***] calendar days prior to the day (the "Readiness Date"), within the Scheduled Delivery Week on which the Aircraft will be tendered for the commencement of Buyer's ground and flight inspection and acceptance.

                  9.1.4 Bombardier shall also provide notices of Scheduled Delivery Months for the CRJ 900 Aircraft in calendar months not less than [***] prior to the first day of the calendar quarter in which the first scheduled CRJ 900 Aircraft delivery is to occur.

9.2      Not less than [***] days prior to the Readiness Date Buyer shall:

         (a) provide notice to Bombardier as to the source and method of payment of the balance of the Aircraft Purchase Price;

         (b) identify to Bombardier the names of Buyer's representatives who will participate in the inspection, acceptance flight and acceptance; and

         (c) provide evidence of the authority of the designated persons to execute the Certificate of Acceptance and other delivery documents on behalf of Buyer.


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
9.3 At delivery, each Aircraft (a) will conform to the applicable Specification and the applicable performance guarantees provided to Buyer pursuant to this Agreement, in any case as in effect on the Delivery Date, (b) will meet the requirements of Article 9.5 and (c) shall be free and clear of all liens, claims and encumbrances of any nature whatsoever except those created by or through Buyer including any vendor liens in respect of the Aircraft purchase price. Buyer shall have up to three (3) consecutive working days, subject to extension pursuant to Article 9.6, commencing on the later of the Readiness Date or the date the Aircraft is actually made available to Buyer for ground inspection and acceptance flight in which to complete the inspection and acceptance flight (such period being the "Acceptance Period").

9.4 Up to six (6) representatives of Buyer may participate in Buyer's ground inspection of the Aircraft and up to four (4) representatives of Buyer may participate in the acceptance flight. Bombardier shall, if requested by Buyer, perform an acceptance flight of not less than one
         (1) and not more than three (3) hours duration. Bombardier shall pay all of the costs related to such acceptance flight excluding any costs related to or associated with the participation of Buyer's personnel in such flights. Ground inspection and acceptance flight shall be conducted in accordance with mutually agreed acceptance procedures (agreed to by the parties at least thirty (30) days prior to the Scheduled Delivery Month of the first Aircraft governed by the applicable supplement hereunder) . At all times during ground inspection and acceptance flight, Bombardier shall retain control over the Aircraft, but shall permit one (1) of Buyer's representatives to fly the Aircraft for a reasonable period of time during such flight, and one of Bombardier's representatives shall be "captain-in-command".

9.5      If

         (a)      [***]

         (b)      the obligations of Bombardier under Article 8 are met;

         (c) the obligations of Bombardier under Article 9.3 with respect to the absence of liens and other encumbrances are met; and

         (d)      [***]
                  in each case subject to either the waiver of such delivery requirement (collectively, the "Delivery Requirements") by Buyer pursuant to the terms and conditions of a Discrepancy Letter (as defined in Article 9.6 below) or Bombardier correcting the discrepancy in accordance with the provisions of Article 9.6 prior to the last day of the Acceptance Period, Buyer shall accept the Aircraft on or before the last day of the Acceptance Period in accordance with the provisions of
                  Article 9.7.


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Mesa Air Group                         25          Buyer_______Bombardier_______

9.6 If any defect or discrepancy from the requirements of Article 9.3 in the Aircraft (a "Discrepancy") is revealed by Buyer's ground inspection or acceptance flight, such Discrepancy will be corrected by Bombardier, at no cost to Buyer as soon as reasonably possible. In the event of a failure to meet the Delivery Requirements due to a material defect or material discrepancy, to the extent necessary to verify the correction thereof, Bombardier shall permit additional ground inspection by Buyer and shall perform one (1) or more further acceptance flights in accordance with Article 9.4 and the Acceptance Period shall be extended as necessary. In the event Buyer desires to accept an Aircraft that Buyer is not required to accept pursuant to Article 9.6 having any material defect or material discrepancy and/or in the event that Buyer accepts delivery of an Aircraft having one or more Discrepancies not giving rise to a right for Buyer to refuse to accept delivery of such Aircraft pursuant to Article 9.6, the Parties shall mutually agree as a condition precedent to such acceptance, in the form of a letter agreement, on the Discrepancy and/or the material defect or material discrepancy, a timeline for and the manner of the correction of the same by Bombardier at no charge to Buyer and any remedies if the agreed upon correction period is not met (the "Discrepancy Letter"). [***] Payment of [***] liquidated damages will be by credit memorandum (the amount of which shall be applied to reduce the Aircraft Purchase Price or to be used for the purchase of Bombardier goods and services) or in cash, at Buyer's election, within five (5) business days of actual delivery of the applicable Aircraft or[***]

9.7 Upon completion of the ground inspection and acceptance flight of the Aircraft and correction of any material defects or material discrepancies:

         (a) Buyer will sign a Certificate of Acceptance (in the form of Exhibit I hereto) for the Aircraft. Execution of the Certificate of Acceptance by or on behalf of Buyer shall be evidence of Buyer having examined the Aircraft and found it in accordance with the provisions of this Agreement but shall not, except to the extent of such acknowledgement, constitute a waiver of Buyer's rights under this Agreement, including, without limitation, the Warranty, Service Life Policy or any letter agreement executed and delivered by the parties hereto in connection with this Agreement. The date of signature of the Certificate of Acceptance shall be the "Acceptance Date";

         (b) Bombardier will supply a TC Certificate of Airworthiness/for export/and other certificates required by Article 8; and

         (c) Buyer shall pay Bombardier the balance of the Aircraft Purchase Price and any other amounts due, at which time Bombardier shall issue an FAA Bill of Sale (the "FAA Bill of Sale") and issue a bill of sale (in the


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Mesa Air Group                         26          Buyer_______Bombardier_______
                  form of Exhibit II hereto) passing to Buyer good title to the Aircraft free and clear of all liens, claims, charges and encumbrances except for those liens, charges or encumbrances created by or claimed through Buyer (the "Bill of Sale") including any vendor lien created in the circumstances where Bombardier permits delivery of an Aircraft to Buyer prior to receipt of payment in full of the Aircraft Purchase Price. The date on which Bombardier delivers the FAA Bill of Sale, Bill of Sale and the permits, licenses and certificates required to be delivered under Article 8 and Buyer takes delivery of the Aircraft shall be the "Delivery Date".

         Delivery of the Aircraft shall be evidenced by the execution and delivery of the Bill of Sale and of the Certificate of Receipt of Aircraft (in the form of Exhibit III hereto).

9.8 Subject to Schedule 1 hereto and provided that Bombardier has met all of its obligations under Article 8, this Article 9 and Schedule 1, should Buyer not accept, pay for and take delivery of any of the Aircraft governed by the applicable Supplement within ten (10) business days after the end of the Acceptance Period of such Aircraft, Buyer shall be deemed to be in default of the terms of this Agreement with respect to all the undelivered Aircraft governed by the applicable Supplement.

9.9 Subject to Schedule 1 hereto and provided that Bombardier has met all of its obligations under Article 8, this Article 9 and Schedule 1, should Buyer not accept, pay for and/or take delivery of any one of the Aircraft governed by a Supplement within thirty (30) calendar days following the end of the Acceptance Period, this Agreement, with respect to all Aircraft governed by such Supplement shall automatically terminate. Bombardier shall however, have the option (but not the obligation) of waiving such termination should Buyer, within ten (10) calendar days following such termination, make arrangements satisfactory to Bombardier to accept delivery of and provide payment for all amounts owing or to become due pursuant to this Agreement and the applicable Supplement. [***]

ARTICLE 10  -  TITLE AND RISK

10.1 Title to the Aircraft and risk of loss of or damage to the Aircraft passes to Buyer when Bombardier presents the FAA Bill of Sale, the Bill of Sale and the valid permits, licenses and certificates required to be delivered under Article 8 and all conditions set forth in this Agreement and applicable supplements to Buyer's obligations to accept delivery of the Aircraft have been met or waived by Buyer on the Delivery Date and when Buyer has paid the purchase price in full.


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
10.2 If, after transfer of title on the Delivery Date, the Aircraft remains in the care, custody or control of Bombardier, Buyer shall retain risk of loss of, or damage to the Aircraft; and for itself and on behalf of its insurer(s) hereby waives and renounces, and releases Bombardier and any of Bombardier's affiliates from any claim, whether direct, indirect or by way of subrogation, for damages to or loss of the Aircraft arising out of, or related to, or by reason; of such care, custody or control [***]


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Mesa Air Group                         28          Buyer_______Bombardier_______

ARTICLE 11  -  CHANGES

11.1 Other than a Permitted Change as described in Article 11.2, or a Regulatory Change as described in Article 8A.1, any change to this Agreement (including without limitation the Specification) or any features or BFE, if any, changing the Aircraft from that described in the Specification, requested by either party hereto, and as may be mutually agreed upon by the parties hereto, shall be made using a change order ("Change Order") substantially in the format of Exhibit IV hereto. Should either party request a change, Bombardier shall promptly advise Buyer of the effect, if any, of such change request on:

         (a) the Scheduled Delivery Month, Schedule Delivery Week and the Readiness Date (each as may be known at the time) and the Aircraft on which the change will be effected;

         (b)      the price and payment terms applicable to the Change Order;
                  and

         (c) any other material provisions of this Agreement (including the Specification or the applicable performance guarantees provided hereunder or in connection herewith) which will be affected by the Change Order.

         Such Change Order shall become effective and binding on the parties hereto when signed by a duly authorized representative of each party.

11.2 Prior to the Delivery Date of any Aircraft Bombardier may without a Change Order or Buyer's consent:

         (a) substitute the kind, type or source of any material, part, accessory or equipment with any other material, part, accessory or equipment of like, equivalent or better kind or type; or

         (b) make such change or modification to the Specification as it deems appropriate to:

                  1) improve the Aircraft, its maintainability or appearance, or
                  2)       prevent delays in manufacture or delivery, or
                  3) meet the delivery requirements of Articles 2, 6 and 8, other than with respect to a Regulatory Change to which the provisions of Articles 8A.1 and 8A.2 shall apply,

         [***] Any change made in accordance with the provisions of this Article
         11.2 shall be deemed to be a "Permitted Change" and the cost thereof shall be borne by Bombardier. Bombardier shall notify Buyer in writing prior to making any such change sufficiently in advance to give Buyer the opportunity to object to


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Mesa Air Group                         29          Buyer_______Bombardier_______
         any such change on the basis that it has one of the prohibited effects set forth above. Other than a permitted change as described in this
         Article 11.2 or a Non-CRJ Regulatory Change as described in Article 8, or a CRJ Regulatory Change which does not have a material impact on the parameters set out in Article 8A.4, Bombardier shall not have the right to make any changes without the prior written consent of Buyer. Buyer is not required to accept delivery of any Aircraft that fails to meet the applicable performance guarantee as the result of the incorporation of a Permitted Change.


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Mesa Air Group                         30          Buyer_______Bombardier_______

ARTICLE 12  -  BUYER'S REPRESENTATIVES AT MANUFACTURE SITE

12.1 Commencing with the date which is [***] prior to the Scheduled Delivery Month of the first Aircraft, and ending with the Delivery Date of the last Aircraft purchased hereunder, Bombardier shall furnish, without charge to Buyer, one (1) suitable office and the use of related equipment, including one (1) desk, file cabinets, two (2) telephone lines and access to shared facsimile and shared photocopy equipment, for [***] of Buyer's representatives. Such space and equipment shall be conveniently located at Bombardier's main manufacturing facility or such other location as may be mutually agreed by Bombardier and Buyer. Bombardier will also provide to Buyer's representative access to the tools, measuring devices, test equipment and technical and other assistance as may be reasonably necessary to perform acceptance tests and to inspect the Aircraft during manufacturing, provided that in doing so there is no disruption to the manufacturing process and that such things are available. Buyer shall be responsible for all expenses of its representatives and shall notify Bombardier at least thirty (30) days prior to the first scheduled visit of such representative and three (3) days prior to each subsequent visit.

12.2 Bombardier's and Bombardier's affiliates' facilities shall be accessible to Buyer's representative during normal working hours. Buyer's representatives shall have the right at any and all times during such normal business hours to observe the work at Bombardier's or Bombardier's affiliates' facilities where the work on Buyer's Aircraft is being carried out provided Buyer shall not cause any disruption in the performance of the work.

12.3 Bombardier shall advise Buyer's representative of Bombardier's or Bombardier's affiliates' rules and regulations applicable at the facilities being visited and Buyer's representatives shall conform to such rules and regulations, provided such rules and regulations are not discriminatorily applied to Buyer's representatives.

12.4 At any time prior to delivery of the Aircraft, Buyer's representatives may request, in writing, correction of parts or materials which they reasonably believe are not generally acceptable or in accordance with the Specification. Bombardier shall provide a written response to any such request. Communication between Buyer's representatives and Bombardier shall be solely through Bombardier's Contract Department or its designate.

12.5 BUYER HEREBY RELEASES AND AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS BOMBARDIER, ITS ASSIGNEES AND AFFILIATES AND THEIR OFFICERS, DIRECTORS, AGENTS, EMPLOYEES AND CONTRACTORS FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND


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
         EXPENSES RESULTING FROM INJURIES TO OR DEATH OF OR LOSS OF OR DAMAGE TO PROPERTY OF BUYER OR BUYER'S REPRESENTATIVES WHILE AT BOMBARDIER'S OR BOMBARDIER'S AFFILIATES OR SUBCONTRACTOR'S FACILITIES AND/OR DURING INSPECTION, ACCEPTANCE FLIGHT OR ACCEPTANCE OF THE AIRCRAFT, CAUSED BY THE NEGLIGENCE OF BOMBARDIER, ITS ASSIGNEES, AFFILIATES' OR THEIR OFFICERS, DIRECTORS, AGENTS, EMPLOYEES OR CONTRACTORS.


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
ARTICLE 13  -  EXCUSABLE DELAY

13.1 In the event of a delay on the part of Bombardier in the performance of its obligations or responsibilities under the provisions of this Agreement or any applicable Supplement due directly or indirectly to a cause which is beyond the reasonable control of Bombardier (an "Excusable Delay") except as provided in this Article, Bombardier shall not be liable for, nor be deemed to be in default under this Agreement nor under the applicable Supplement on account of such delay in delivery of the Aircraft or other performance hereunder and the time fixed or required for the performance of any obligation or responsibility in this Agreement or the applicable Supplement shall be extended for a period equal to the period during which any such cause or the effect thereof persists. Excusable Delay shall be deemed to include, without limitation, delays occasioned by the following causes:

         (a)      acts of God;
         (b) war, warlike operations, act of the enemy, armed aggression, civil commotion, insurrection, riot or embargo;
         (c) fire, explosion, earthquake, lightning, flood, drought, windstorm or other action of the elements or other catastrophic or serious accidents;
         (d)      epidemic or quarantine restrictions;
         (e) any change in legislation, acts, orders, directives or regulations of any governmental or other duly constituted authority (other than CRJ Regulatory Changes and CRJ Airworthiness Directives) once the applicable Aircraft type has been certified by the FAA;
         (f) strikes, lock-out, walk-out, and/or other labor troubles, in each case, with respect to employees of Bombardier causing cessation of work;
         (g)      excepting BFE shortages resulting from an event described in
                  Article 7.5, lack or shortage or delay in delivery of supplies, materials, accessories, equipment, tools or parts, provided another reasonable and practicable source or measure to avoid such lack, shortage or delay is not available to Bombardier or the relevant supplier thereof;
         (h) delay or failure of carriers, subcontractors or suppliers in cases where no alternative carrier or supplier or subcontractor is reasonably available and able to meet the requirements for the Aircraft;
         (i) delay in obtaining any airworthiness approval or certificate, or any equivalent approval or certification, by reason of the change in any law or governmental order, directive or regulation, by a governmental agency, the effective date of which is subsequent to the date of the applicable Supplement.


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
13.2

         (a) In the event of an Excusable Delay, or an anticipated Excusable Delay, Bombardier shall conduct an appraisal of the facts and normal scheduling procedures, and if it concludes that delivery of one or more of the Aircraft will be delayed for more than [***] In the event Bombardier determines that the Aircraft will be delayed for more than twelve (12) months after the originally Scheduled Delivery Month, Bombardier may terminate this Agreement with respect to such delayed Aircraft by giving written notice to Buyer within thirty (30) business days of the communication of such determination to Buyer.

         (b) If, due to Excusable Delay, delivery of any Aircraft is delayed for more than [***] If due to Excusable Delay, delivery of any Aircraft is delayed for more than twelve (12) months from the last day of the respective Scheduled Delivery Month, last day of the respective Scheduled Delivery Week or the respective Readiness Date of such Aircraft (in all cases whichever of such dates has been established and, most closely fixes the date upon which delivery of the Aircraft was to occur), Bombardier may terminate this Agreement with respect to such Aircraft by giving written notice to Buyer within thirty (30) business days after the expiration of such twelve
                  (12) month period.

13.3 [***] as a result of an Excusable Delay, [***]case Bombardier's sole liability and responsibility shall be limited to[***], less any amount due by Buyer to Bombardier. Such [***] shall be paid by wire transfer of immediately available funds within five (5) business days after any such termination.

13.4 Termination under Article 13.2 shall discharge all obligations and liabilities of Buyer and Bombardier hereunder and under the applicable Supplement with respect to such delayed Aircraft , except that Bombardier shall promptly repay to Buyer and Bombardier's sole liability and responsibility shall be limited to the repayment to Buyer of all deposits and advance payments applicable to such Aircraft on the same basis as if such terminated Aircraft had been delivered to Buyer, and (regardless of whether any such deposits or advance payments received by Bombardier have been characterized as "non-refundable"). Such repayment shall be paid by wire transfer of immediately available funds within five (5) business days after the applicable termination.

13.5 The termination rights set forth in Article 13.2 are the exclusive remedy for and in substitution for any and all other rights and remedies of Buyer in connection with Excusable Delays.

13.6 In determining the Aircraft Purchase Price for an Aircraft the delivery of which is delayed due to Excusable Delay, [***]


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
ARTICLE 14  -  NON-EXCUSABLE DELAY

14.1     If delivery of the Aircraft is delayed by causes (i) not excused under
         Article 13.1 or (ii) not resulting from an event described in Article 7.5, (a "Non-Excusable Delay"), Bombardier shall pay as Buyer's exclusive remedy (subject to Articles 14.3 and 16.3) for each such delay, as liquidated damages and not as a penalty for each day Bombardier is late with tendering any of the Aircraft for inspection and acceptance pursuant to Article 9.1 of this Agreement, the amount as set forth in the applicable Supplement for each day of Non-Excusable Delay in excess of a grace period of such number of days as set forth in the applicable Supplement [***], to a maximum of the amount set forth in the applicable Supplement for any such delayed Aircraft. Payment of the liquidated damages will be by credit memorandum (the amount of which shall be applied, at Buyer's election, to reduce the Aircraft Purchase Price or to be used for the purchase of Bombardier goods and services) [***] within five (5) business days of actual delivery of the applicable Aircraft or Buyer's termination of this Agreement and the applicable Supplement with respect to such Aircraft, as applicable.

         In the event Buyer terminates this Agreement with respect to any Aircraft in accordance with Article 14.3 Bombardier will pay to Buyer, within five (5) business days of such termination, the liquidated damages provided for in this Article 14.1 and the applicable Supplement up to the maximum amounts provided for therein in respect of the Aircraft whose delivery has been delayed, calculated from the last day of the respective Scheduled Delivery Month, last day of the respective Scheduled Delivery Week or the respective Readiness Date of such Aircraft (in all cases whichever of such dates has been established and, most closely fixes the date upon which delivery of the Aircraft was to occur) to the date of termination of this Agreement by Buyer. [***]

14.2 THE LIQUIDATED DAMAGES PAYABLE IN ACCORDANCE WITH ARTICLE 14.1, BUYER'S RIGHT OF TERMINATION UNDER ARTICLE 14.3 AND BUYER'S RIGHTS UNDER
         ARTICLE 16.3 CONSTITUTE BUYER'S EXCLUSIVE REMEDY AND RIGHT FOR NON-EXCUSABLE DELAYS, INCLUDING A COMPLETE FAILURE TO DELIVER, FOR ANY REASON WHATSOEVER. BUYER WAIVES, RELEASES AND RENOUNCES ALL OTHER CLAIMS, RIGHTS AND REMEDIES, AT LAW OR IN EQUITY, WHETHER BASED ON CONTRACT (INCLUDING, WITHOUT LIMITATION WARRANTY), TORT (WHETHER OR NOT ARISING FROM THE ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE OF BOMBARDIER) OR THE STRICT PRODUCTS LIABILITY OF BOMBARDIER OR OTHERWISE, INCLUDING WITHOUT LIMITATION, FOR (a) ANY COSTS INCURRED BY BUYER IN SECURING TEMPORARY OR


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
         PERMANENT REPLACEMENT AIRCRAFT, (b) ANY FINANCING, TAX, PERSONNEL, FACILITY OR OTHER COSTS OR DAMAGES INCURRED BY BUYER RELATING TO DELIVERY OR NON-DELIVERY OF SUCH AIRCRAFT, INCLUDING BUT NOT LIMITED TO EXPENSES FOR PILOT AND GROUND CREW TRAINING, MAINTENANCE FACILITIES, SCHEDULING AND PILOT TIME, OR (c) ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION LOSS OF USE, LOSS OF REVENUE OR LOSS OF PROFIT.

14.3 Any right Buyer might otherwise have to refuse to accept delivery of an Aircraft when offered by Bombardier for inspection and acceptance following a Non-Excusable Delay is included within the rights and remedies for which the liquidated damages provided pursuant to Article 14.1, the rights provided in this Article 14.3 and Buyer's rights under
         Article 16.3 are the exclusive right and remedy. Buyer will not have the right to refuse to take delivery of any Aircraft because of a Non-Excusable Delay unless and until the aggregate duration of the Non-Excusable Delay for such Aircraft calculated from the Readiness Date, [***] Upon such termination, Bombardier shall pay to Buyer, within five (5) business days of the date of termination, the amounts payable pursuant to Article 14.1.

         If, no such notice having been given, Bombardier offers an Aircraft for inspection and acceptance and Buyer refuses to take delivery of such Aircraft because of Non-Excusable Delay, Buyer will be deemed to have terminated this Agreement and the applicable Supplement as to such Aircraft. Buyer shall, effective upon any such termination, be entitled to recover from Bombardier, as liquidated damages and not as a penalty the amounts payable pursuant to Article 14.1. [***]

14.4 In determining the Aircraft Purchase Price for an Aircraft the delivery of which is delayed due to Non-Excusable Delay, [***]


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
ARTICLE 15  -  LOSS OR DAMAGE

15.1 In the event that, prior to actual delivery, any Aircraft is lost, destroyed, or damaged beyond economic repair for reasons of Excusable Delay, and consequently cannot be delivered as provided in this Agreement and the applicable Supplement, Buyer shall have the right to either:

         (a) obtain the next available delivery position in which a replacement aircraft could be manufactured according to the Specification consistent with Bombardier's other contractual commitments and production schedule in which case the Aircraft's Base Price and all applicable credits and charges shall be escalated [***] or

         (b) terminate this Agreement and the applicable Supplement with respect to the Aircraft (which Aircraft is so lost, destroyed, or damaged beyond economic repair) and receive a refund of all deposits and advance payments made pursuant to this Agreement and the applicable Supplement in respect of such Aircraft, as though such Aircraft had been delivered to Buyer and regardless of whether such deposits or advance payments have been characterized as "non-refundable" (such refund shall be paid by Bombardier to Buyer by wire transfer of immediately available funds within five (5) business days after Buyer's termination notice). Thereafter, all obligations and liabilities of Buyer and Bombardier hereunder with respect to such Aircraft and all related undelivered items and services shall be discharged [***]

15.2 In the event that, prior to actual Delivery, any Aircraft is lost, destroyed, or damaged beyond economic repair for any reason other than reasons of Excusable Delay, and consequently cannot be delivered as provided in this Agreement, Buyer shall have the right to either:

         (a) obtain the next available delivery position consistent with Bombardier's other contractual obligations in which a replacement aircraft could be manufactured according to the Specification [***]

         (b) terminate this Agreement and the applicable Supplement with respect to the Aircraft (which Aircraft is so lost, destroyed, or damaged beyond economic repair) and receive the amounts payable pursuant to Article 14.1. (Such amounts shall be paid by Bombardier to Buyer by wire transfer of immediately available funds within two (2) business days after Buyer's termination notice).


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

ARTICLE 16  -  TERMINATION

16.1 Any Supplement and this Agreement as it relates thereto may be terminated, in whole or in part, with respect to any or all of the undelivered Aircraft governed by such Supplement by Bombardier or Buyer by notice of termination to the non-terminating party upon the occurrence of any of the following events with respect to the non-terminating party:

         (a) the non-terminating party makes a general assignment of all or substantially all of its assets for the benefit of creditors, becomes insolvent or admits in writing its inability to pay its debts as they become due ceases to pay its debts as they become due [***]or the other party ceases doing business as a going concern or suspends all or substantially all of its business operations; or

         (b) a receiver or trustee is appointed for the non-terminating party or for substantially all of such party's assets and, if appointed without such party's consent, such appointment is not discharged or stayed within sixty (60) calendar days thereafter; or

         (c) proceedings or action under any law relating to bankruptcy, insolvency or the reorganization, dissolution, liquidation or relief of debtors are instituted by or against the non-terminating party, and, if contested by such party, are not dismissed or stayed within [***] calendar days thereafter; or

         (d) any writ of attachment or execution or any similar process is issued or levied against the non-terminating party or any significant part of its property and is not released, stayed, bonded or vacated within [***] calendar days after its issue or levy.

16.2 In addition, any Supplement and this Agreement as it relates thereto may be terminated, in whole or in part, with respect to any or all undelivered Aircraft governed by the applicable Supplement:

         (a) as otherwise provided in this Agreement or the applicable Supplement; or

         (b) by Bombardier, if Buyer is in default or breach of any material term or condition of this Agreement or the applicable Supplement and Buyer does not cure such default or breach within [***] calendar days after receipt of notice from Bombardier specifying such default or breach; or

         (c) by Buyer, if Bombardier is in default or breach of any material term or condition of this Agreement or the applicable Supplement and Bombardier


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Mesa Air Group                         38             Buyer_____ Bombardier_____
         does not cure such default or breach within [***] calendar days after receipt of a notice from Buyer specifying such default or breach.

16.3 In case of termination of this Agreement and the applicable Supplement under Articles 5.2 or 9.9, or by Bombardier pursuant to Articles 16.1 or 16.2:

         (a) all rights (including property rights), if any, which Buyer or its assignee may have or may have had in or to this Agreement and the applicable Supplement with regard to any or all of the undelivered Aircraft governed by such Supplement shall become null and void with immediate effect;

         (b) Bombardier may sell, lease or otherwise dispose of such undelivered Aircraft to another party free of any claim by Buyer; and

         (c) all amounts paid by Buyer with respect to the applicable undelivered Aircraft governed by the applicable Supplement shall be retained by Bombardier and shall be applied against the reasonable costs, expenses, losses and damages incurred by Bombardier as a result of Buyer's default and/or the termination of this Agreement and the applicable Supplement [***] Buyer hereby acknowledges and recognizes that Bombardier shall have [***] to recover from Buyer such costs, expenses, losses and damages ("Losses"). Bombardier shall, as soon as reasonably possible, return to Buyer any such deposits and amounts paid by Buyer retained pursuant to this Section 16.3(c) which are [***]

                [***]

                [***]

                [***]

                [***]

         d) In the event of termination by Buyer due to Bombardier's breach, Bombardier shall pay to Buyer, by wire transfer of immediately available funds within five (5) business days of such termination, all deposits and advance payments paid by Buyer and then held by Bombardier,[***] In the event of the termination of the entire Agreement by Buyer pursuant to the provisions of Article 14 or, in the event a material breach by Bombardier of the Agreement other than in respect of the matters addressed in Article 14, which has a material adverse impact on Buyer in respect of the fundamental economics of the transaction taken in its entirety, [***]


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Mesa Air Group                         39             Buyer_____ Bombardier_____

ARTICLE 17  -  NOTICES

17.1 Any notice, request, approval, permission, consent or other communication ("Notice"), to be given or required under this Agreement or a Supplement shall be provided in writing, by hand, registered mail, courier, facsimile, or other electronic communication providing reasonable proof of transmission, except that no notice shall be sent by mail if disruption of postal service is known by the sending party to exist or to be threatened either in the country of origin or of destination, by the party giving the Notice and shall be addressed as follows:

         (a)    Notices to Bombardier shall be addressed to:

                Bombardier Inc.
                Bombardier Aerospace, Regional Aircraft
                123 Garratt Boulevard
                Downsview, Ontario
                Canada

                M3K 1Y5

                Attention:     Director of Contracts

                Facsimile:     (416) 375-4533

         (b)    Notices to Buyer shall be addressed to:


                Mesa Air Group, Inc.
                410 N. 44th St., Suite 700
                Phoenix, AZ 85008

                Attention:  Vice President of Planning

                Facsimile:     (602) 685-4352


17.2 Notice given in accordance with Article 17.1 shall be deemed sufficiently given to and received by the addressees:

         (a) if delivered by hand, on the day when the same shall have been so delivered; or

         (b) if mailed or sent by courier on the day indicated on the corresponding acknowledgment of receipt; or


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Mesa Air Group                         40             Buyer_____ Bombardier_____

         (c) if sent by facsimile on the day indicated by the acknowledgment or the answer back of the receiver in provable form.

ARTICLE 18  -  INDEMNITY AGAINST PATENT INFRINGEMENT

18.1 In the case of any actual or alleged infringement of any Canadian or United States patent or, subject to the conditions and exceptions set forth below, any patent issued under the laws of any other country in which Buyer from time to time may lawfully operate the Aircraft ("Other Patents"), by the Aircraft, or by any system, accessory, equipment or part installed in such Aircraft at the time title to such Aircraft passes to Buyer, Bombardier shall indemnify, protect and hold harmless Buyer from and against all claims, suits, actions, liabilities, damages and costs resulting from the infringement, excluding any incidental or consequential damages (which include without limitation loss of revenue or loss of profit) and Bombardier shall, at its option and expense:

         (a) procure for Buyer the right under such patent to use such system, accessory, equipment or part without charge to Buyer; or

         (b) replace such system, accessory, equipment or part with one of the similar nature and quality that is non-infringing; or

         (c) modify such system, accessory, equipment or part to make same non-infringing in a manner such as to keep it otherwise in compliance with the requirements of this Agreement.

         Bombardier's obligation hereunder shall extend to Other Patents only if from the time of design of the Aircraft, system, accessory, equipment or part until the alleged infringement claims are resolved:

         (d) in such other country and the country in which the Aircraft is permanently registered have ratified and adhered to and are at the time of the actual or alleged infringement contracting parties to the Chicago Convention on International Civil Aviation of December 7, 1944 and are fully entitled to all benefits of Article 27 thereof; and

         (e) in such other country and the country of registration shall each have been a party to the International Convention for the Protection of Industrial Property (Paris Convention) or have enacted patent laws which recognize and give adequate protection to inventions made by the nationals of other countries which have ratified, adhered to and are contracting parties to both of the forgoing conventions.

         18.2 The foregoing indemnity does not apply to BFE, or to avionics, engines or any system, accessory, equipment or part that was not manufactured to


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Mesa Air Group                         41             Buyer_____ Bombardier_____

                  Bombardier's detailed design or to any system, accessory, equipment or part manufactured by a third party to Bombardier's detailed design without Bombardier's authorization.

18.3 Buyer's remedy and Bombardier's obligation and liability under this Article are conditional upon (i) Buyer giving Bombardier written notice within ten (10) days after Buyer receives notice of a suit or action against Buyer alleging infringement or within twenty (20) days after Buyer receives any other written claim of infringement (ii) Buyer uses reasonable efforts in full cooperation with Bombardier to reduce or mitigate any such expenses, damages, costs or royalties involved, and
         (iii) Buyer furnishes promptly to Bombardier copies of all data, papers and records in its possession or control necessary or useful to resist and defend against such claim or suit and requested by Bombardier. Bombardier may at its option conduct negotiations with any party claiming infringement and may intervene in any suit or action. Whether or not Bombardier intervenes, Bombardier shall be entitled at any stage of the proceedings to assume or control the defense provided in doing so that Bombardier also assumes all costs and expenses (including reasonable attorneys fees) associated with such defense. Buyer's remedy and Bombardier's obligation and liability are further conditional upon Bombardier's prior approval of Buyer's payment or assumption of any liabilities, expenses, damages, royalties or costs for which Bombardier may be held liable or responsible.

18.4 THE INDEMNITY, OBLIGATIONS AND LIABILITIES OF BOMBARDIER AND REMEDIES OF BUYER SET OUT IN THIS ARTICLE ARE EXCLUSIVE AND ACCEPTED BY BUYER TO BE IN LIEU OF AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER INDEMNITIES, OBLIGATIONS AND LIABILITIES OF BOMBARDIER AND OF ITS AFFILIATES AND ALL OTHER RIGHTS, REMEDIES AND CLAIMS, INCLUDING CLAIMS FOR DAMAGES, DIRECT, INCIDENTAL OR CONSEQUENTIAL, OF BUYER AGAINST BOMBARDIER AND ITS AFFILIATES EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT BY THE AIRCRAFT OR ANY INSTALLED SYSTEM, ACCESSORY, EQUIPMENT OR PART.




ARTICLE 19  -  LIMITATION OF LIABILITY AND INDEMNIFICATION


19.1 BOMBARDIER SHALL HAVE NO OBLIGATION OR LIABILITY (AT LAW OR IN EQUITY), WHETHER ARISING IN CONTRACT (INCLUDING WITHOUT LIMITATION, WARRANTY), IN TORT


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

         (INCLUDING THE ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE OR STRICT PRODUCTS LIABILITY OF BOMBARDIER OR ITS AFFILIATES), OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OF ANY KIND OR WHATSOEVER.


19.2 [***] ANNEX B HERETO EXCLUSIVELY SETS FORTH BOMBARDIER'S POST DELIVERY OBLIGATIONS WITH RESPECT TO ANY NON-CONFORMANCE OF THE AIRCRAFT WITH THE SPECIFICATION OR ANY DEFECT IN THE AIRCRAFT.

         [***] THERE ARE NO UNDERSTANDINGS, REPRESENTATIONS, CONDITIONS OR WARRANTIES, EXPRESS OR IMPLIED, BETWEEN THE PARTIES WITH RESPECT TO ANY NON-CONFORMANCE OF THE AIRCRAFT WITH THE SPECIFICATION OR ANY DEFECT IN THE AIRCRAFT OR ANY DEFECT IN ANY OTHER THING DELIVERED UNDER THIS AGREEMENT.

19.3 THE WARRANTY AND SERVICE LIFE POLICY PROVIDED IN ANNEX B TO THIS AGREEMENT AND THE OBLIGATIONS AND LIABILITIES OF BOMBARDIER UNDER THE AFORESAID WARRANTY AND SERVICE LIFE POLICY ARE ACCEPTED BY BUYER TO BE EXCLUSIVE AND IN LIEU OF, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER REMEDIES, WARRANTIES, GUARANTEES, OBLIGATIONS, REPRESENTATIONS OR LIABILITIES, EXPRESS OR IMPLIED, OF BOMBARDIER AND ITS AFFILIATES WITH RESPECT TO DEFECTS IN EACH AIRCRAFT OR PART THEREOF, PRODUCT, DOCUMENT OR SERVICE DELIVERED OR PROVIDED UNDER THIS AGREEMENT, ARISING IN FACT, IN LAW, IN CONTRACT, IN TORT, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION,

         A. ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS OR ANY IMPLIED CONDITION;

         B. ANY IMPLIED WARRANTY OR CONDITION ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

         C. ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE OF BOMBARDIER OR

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Mesa Air Group                         43             Buyer_____ Bombardier_____

                  ITS AFFILIATES, BY REASON OF THE DESIGN, MANUFACTURE, SALE, REPAIR, LEASE OR USE OF THE AIRCRAFT OR PRODUCT AND SERVICES DELIVERED UNDER THIS AGREEMENT; AND


         D. ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, ANY BOMBARDIER PARTS, ANY POWER PLANT PARTS, ANY VENDOR PARTS, ANY SPARE PARTS OR ANY TECHNICAL DATA.

19.4 BUYER HEREBY RELEASES AND AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS BOMBARDIER, ITS SUBSIDIARIES, AFFILIATES, SUBCONTRACTORS AND LESSORS, AND THEIR RESPECTIVE EMPLOYEES, DIRECTORS, OFFICERS AND AGENTS, AND EACH OF THEM, FROM AND AGAINST ALL LIABILITIES, CLAIMS, DAMAGES, LOSSES, COSTS AND EXPENSES FOR LOSS OF OR DAMAGE TO PROPERTY INCLUDING ANY AIRCRAFT, AND LOSS OF USE THEREOF, OR INJURIES TO OR DEATH OF ANY AND ALL PERSONS (INCLUDING BUYER'S DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES BUT EXCLUDING BOMBARDIER'S OR ANY OF BOMBARDIER'S AFFILIATES' INDIRECTLY OUT OF OR IN CONNECTION WITH ANY AIRCRAFT OR PART THEREOF, PRODUCT, DOCUMENT OR SERVICE DELIVERED OR PROVIDED UNDER THIS AGREEMENT WHETHER OR NOT CAUSED BY THE ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE OR STRICT PRODUCTS LIABILITY OF BOMBARDIER, ITS SUBSIDIARIES, AFFILIATES, SUBCONTRACTORS AND LESSORS, OR THE EMPLOYEES, DIRECTORS, OFFICERS AND AGENTS OF ANY OF THEM.

         [***]


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Mesa Air Group                         44             Buyer_____ Bombardier_____

ARTICLE 20  -  ASSIGNMENT

20.1 Either party may assign, sell, transfer or dispose of (in whole or in part) any of its rights and obligations hereunder [***] to a wholly owned subsidiary or, in case of Buyer, affiliate [***] to which Buyer assigns its America West Express operating obligations, provided that there is no increase in the liability and/or responsibility of the non-assigning party and that the assigning party remains jointly and severally liable with any assignee for the performance of its obligation under this Agreement. In addition, Buyer shall have the right to sell, lease, sublease, assign, transfer, convey or dispose of any or all of the Aircraft and retain or pass through any or all of the rights, benefits and obligations (including, without limitation, those pertaining to warranties) provided for in this Agreement [***] without the prior written consent of Bombardier to any financial institution or other lender or entity involved in financing the Aircraft for, or leasing the Aircraft to, Buyer, provided in each case that, (i) Buyer shall remain jointly and severally liable with the assignee for the performance of its obligations under this Agreement and (ii) there is no increase in liability and/or responsibility of Bombardier.

20.2 Except as provided in Article 20.1, Buyer shall not assign, sell, transfer or dispose of (in whole or in part) any of its rights or obligations hereunder [***] without Bombardier's prior written consent, such consent not to be unreasonably withheld. In the event of such assignment, sale, transfer or disposition Buyer shall remain jointly and severally liable with any assignee for the performance of all and any of Buyer's obligations under this Agreement and Bombardier reserves the right as a condition of its consent to require a reasonable amendment of one or more of the terms and conditions of this Agreement and (including for more certainty) the applicable Supplement.

20.3 Notwithstanding Article 20.2 above, Buyer may assign, after transfer of title of the Aircraft, its rights under this Agreement, save and except for any rights of Buyer which are expressly stated to be personal to Buyer, to a third party purchaser of any one of the Aircraft, provided said third party acknowledges in writing to be bound by the applicable terms and conditions of this Agreement and provided that there is no increase to the liability and/or responsibility of Bombardier.

20.4 Bombardier may assign any of its rights to receive money hereunder without the prior consent of Buyer.

20.5 Notwithstanding the other provisions of this Article 20, Bombardier shall, at Buyer's cost and expense, if so requested in writing by Buyer, take any action reasonably required for the purpose of causing any of the Aircraft to be subjected (i) to, after the Delivery Date, an equipment trust, conditional sale or lien, or (ii) to another arrangement for the financing of the Aircraft by Buyer,

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Mesa Air Group                         45             Buyer_____ Bombardier_____
         provided, however, there shall be no increase to the liability and/or responsibility of Bombardier arising through such financing.

ARTICLE 21  -  SUCCESSORS

21.1 This Agreement shall inure to the benefit of and be binding upon each of Bombardier and Buyer and their respective successors and permitted assignees.


ARTICLE 22  -  APPLICABLE LAWS

22.1 THIS AGREEMENT AND (INCLUDING FOR MORE CERTAINTY) SUPPLEMENTS HERETO SHALL BE SUBJECT TO AND CONSTRUED IN ACCORDANCE WITH AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY [***], EXCLUDING THE CHOICE OF LAW RULES WHICH WOULD APPLY THE LAWS OF ANOTHER JURISDICATION, AND THE PARTIES HAVE AGREED THAT THE APPLICATION OF THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS IS HEREBY EXCLUDED.

22.2 Bombardier's obligations under this Agreement shall be subject to and apply only to the extent permitted by applicable laws, regulations, directives and/or orders regarding export controls.

ARTICLE 23  -  CONFIDENTIAL NATURE OF AGREEMENT

23.1 This Agreement including any Supplements hereto are confidential between the parties and shall not, without the prior written consent of the other party, be disclosed by either party in whole or in part to any other person or body except as may be necessary for either party to carry out its obligations under this Agreement.

         Except as set forth below, each party shall hold confidential and shall not reproduce any technical data or information supplied by or on behalf of the other party or divulge the same to any third party without the prior written consent of the other party (which consent shall not be unreasonably delayed or withheld). Except as set forth below, neither party will disclose the Evaluation Materials (as defined below) to any third party without the prior written consent of the other Party (which consent shall not be unreasonably withheld or delayed). The term "Evaluation Materials" shall mean and include the respective (i) data, reports, interpretations, forecasts, records, statements and documents in each case in written, documentary, computer or electronic form of any kind to the extent they contain information concerning Bombardier or Buyer, as the case may be, which is not available to the general public and


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Mesa Air Group                         46             Buyer_____ Bombardier_____
         which the other party or its representatives (including its affiliates, directors, officers, employees, agents and advisors (including attorneys, accountants, consultants, bankers and financial advisers of the party) ("Representatives")) provide or have provided, to the recipient (the "Recipient") or any of its Representatives for the purposes of the transactions contemplated by this Agreement (the "Transactions") and (ii) information, reports, analyses, compilations, studies, interpretations, forecasts, records or other material prepared by the Recipient in each case in written, documentary, computer or electronic form containing, in whole or any part, any Evaluation Materials. Evaluation Materials may be disclosed to the Representatives of the Recipient who need to know the information for the purposes of evaluating and analyzing the Transaction, it being understood that they will be advised by the Recipient of the confidential nature of such information and that by receiving such information they are agreeing to be bound by the terms of this Article 23.

23.2 Except as may be reasonably required for the normal operation, maintenance, overhaul and repair of the Aircraft, Buyer shall hold confidential all technical data and information supplied by or on behalf of Bombardier. Buyer shall not reproduce any technical data or information or divulge the same to any third party without the prior written consent of Bombardier.

23.3 Either party may announce the signing of this Agreement by means of a notice to the press provided that the content and date of the notice has been agreed to by the other party.

23.4 In the event Buyer now or hereafter has a class of securities registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or is subject to the reporting requirements of Section 15(d) thereof, or Buyer proposes to effect an offering of securities registered under the Securities Act of 1933, as amended (the "Securities Act"), and in any such case, Buyer reasonably determines, based upon the advice of counsel that this Agreement or a Supplement hereto is a "material contract" as described in Item 601 of Regulations S-K, and is required to be filed as an exhibit to a registration statement under the Securities Act or a periodic report under the Exchange Act, Buyer shall notify Bombardier, by written notice, at least thirty (30) days prior to the date of such anticipated filing of such determination and the reasons therefor, and shall use its reasonable efforts to work with Bombardier to prepare and file with the Securities and Exchange Commission (the "Commission") a request for confidential treatment pursuant to Rule 24b-2 under the Exchange Act or Rule 406 under the Securities Act, as the case may be, with respect to information in this Agreement, and such other information as Bombardier may reasonably request.

         Subject to compliance with the foregoing, and notwithstanding the other provisions of this Article, this Agreement and the Supplements hereto may be


Schedules to MPA 497                               Initials:
Mesa Air Group                         47             Buyer_____ Bombardier_____
         filed as exhibits to such registration statement or periodic report to the extent required by the Commission and such filing shall not constitute a breach hereof by Buyer. Any of the information that is required to be kept confidential pursuant to the provisions of Articles
         23.1 and 23.2 (the "Confidential Information") may be disclosed to the extent such information is information that (a) at the time of the disclosure is publicly available or becomes publicly available through no act or omission of the party having a confidentiality obligation under this Agreement, (b) may be reasonably necessary for either party to carry out its obligations or enforce its rights under this Agreement, (c) is independently and lawfully acquired or developed by such disclosing party, (d) is disclosed despite the exercise of reasonable care which shall be at least the same degree of care as such party takes to safeguard comparable confidential information of its own, (e) is required to be disclosed for the operation, maintenance, overhaul or repair of the Aircraft provided the recipient agrees to hold same in confidence and to use same only for the purposes stated above, (f) is required to be disclosed by Buyer by any lending or financial institution or leasing company or other participant in any equipment trust, conditional sale, lease, security agreement, chattel mortgage or other arrangement for the financing or use of the Aircraft by Buyer or for the financing of any of Buyer's obligations under this Agreement, (g) is disclosed as required by court order or as otherwise required by law (including federal securities laws), on the condition that prompt notice of the requirement for such disclosure is given to the other party prior to making any disclosure unless impossible (this phrase only applies with respect to this subsection (g)), (h) as may be reasonably required by Bombardier for purposes of analytical or technical product support, improvement or enhancement of customer support services, (i) is disclosed to independent auditors, accountants or attorneys of the disclosing party who shall be advised of the confidential nature of same, or (j) is disclosed to the disclosing Party by a third party that did not acquire the information under an obligation of confidentiality. This Article shall survive until the latter of (i) the complete performance by Buyer of its obligation hereunder or (ii) two (2) years from February 5, 2001.

Schedules to MPA 497                               Initials:
Mesa Air Group                         48             Buyer_____ Bombardier_____

ARTICLE 24  -  AGREEMENT

24.1 This Agreement and the matters referred to herein constitute the entire agreement between Bombardier and Buyer with respect to the Bombardier products governed by the applicable Supplements and supersede and cancel all prior representations, brochures, alleged warranties, statements, negotiations, undertakings, letters, memoranda of agreement, proposals, acceptances, agreements, understandings, contracts and communications, whether oral or written, between Bombardier and Buyer or their respective agents, with respect to or in connection with the subject matter of this Agreement and any matters ancillary thereto and no agreement or understanding varying the terms and conditions hereof shall be binding on either Bombardier or Buyer hereto unless an amendment to this Agreement is issued and duly signed by their respective authorized representatives. In the event of any inconsistencies between this Agreement and a Supplement or other documents referred to herein, the provisions of the Supplement shall prevail.

24.2 If any of the provisions of this Agreement are for any reason declared by judgment of a court of competent jurisdiction to be unenforceable or ineffective, those provisions shall be deemed severable from the other provisions of this Agreement and the remainder of this Agreement shall remain in full force and effect.

24.3 THE BENEFIT OF THE WAIVER, RELEASE, RENUNCIATION AND EXCLUSION OF LIABILITY IN EACH OF ARTICLES 12.5, 16, 18.4, 19, [***] EXTENDS ALSO TO THE OTHER DIVISIONS, OTHER SUBSIDIARIES, AND OTHER AFFILIATES OF BOMBARDIER INC. (COLLECTIVELY THE "BOMBARDIER GROUP") AND TO THE OFFICERS, DIRECTORS, EMPLOYEES AND REPRESENTATIVES OF THE BOMBARDIER GROUP, ON WHOSE BEHALF AND FOR WHOSE BENEFIT BOMBARDIER IS, FOR PURPOSES OF THIS ARTICLE 24.3, ACTING AS AGENT AND TRUSTEE.

24.4 Bombardier and Buyer confirm to each other they have each obtained the required authorizations and fulfilled any conditions applicable to enable each of them to enter into this Agreement.

24.5 Buyer and Bombardier agree that this Agreement has been the subject of discussion and negotiation and is fully understood by the parties hereto and that the other mutual agreements of the parties set forth herein were arrived at in consideration of the provisions contained in Articles 12.5, 16, 18.4, 19, Annex A Article 2.9.4.5 and Annex B
         Article 5.1.

Schedules to MPA 497                               Initials:
Mesa Air Group                         49             Buyer_____ Bombardier_____

In witness whereof this Agreement was signed on the date first set forth above:

For and on behalf of                               For an on behalf of


BUYER                                              BOMBARDIER INC.
                                                   Bombardier Aerospace

                                                   REGIONAL AIRCRAFT

Signed: ______________________                     Signed:______________________

Name:  Jonathan Ornstein                          Name: Anne H. Woodyatt
       Chairman and CEO                           Director of Contracts,
                                                  Americas

Schedules to MPA 497                               Initials:
Mesa Air Group                         50             Buyer_____ Bombardier_____

                                   APPENDIX 1
                                     [***]


[***]
[***]


               [***]

               [***]

               [***]

               [***]

               [***]

               [***]

               [***]

               [***]

               [***]

               [***]

               [***]

               [***]

               [***]

               [***]

               [***]

               [***]


Schedules to MPA 497                               Initials:
Mesa Air Group                         51            Buyer_____ Bombardier_____

                EXHIBIT I TO MASTER PURCHASE AGREEMENT NO. PA 497

                            CERTIFICATE OF ACCEPTANCE

         The undersigned hereby acknowledges on behalf of Buyer that the Aircraft bearing manufacturer's serial number ____________________ fitted with two (2) /General Electric CF-34-3A1/3B1/8C1 turbofan engines bearing serial numbers _____________________ and __________________ is accepted for all purposes of this Agreement signed on the day of , 20 between Bombardier Aerospace, Regional Aircraft and Buyer.

         Place:                              Date:
               ________________________             ________________________


         SIGNED FOR AND ON BEHALF OF

         [BUYER'S NAME]

         Per:
                 ________________________

         Title:
                 ________________________


Schedules to MPA 497                               Initials:
Mesa Air Group                         52            Buyer_____ Bombardier_____

               EXHIBIT II TO MASTER PURCHASE AGREEMENT NO. PA 497

                                  BILL OF SALE

1. FOR VALUABLE CONSIDERATION, BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT, OWNER OF THE FULL LEGAL AND BENEFICIAL TITLE OF THE AIRCRAFT DESCRIBED AS FOLLOWS:

                  ONE CANADAIR REGIONAL JET MODEL /CL-600-2B19/CL-600-2C10/ AIRCRAFT BEARING:

                  MANUFACTURER'S SERIAL NO.:
                       _________________________, WITH:

                  CF34-3A1/3B1/8C1 ENGINES SERIAL
                  NOS.:_________________________, AND

                  AUXILIARY POWER UNIT NO.:
                      __________________________

         DOES THIS      DAY OF      20   HEREBY SELL, GRANT, TRANSFER AND
         DELIVER ALL RIGHT, TITLE AND INTEREST IN AND TO SUCH AIRCRAFT UNTO:
         [BUYER'S NAME].

         BY VIRTUE OF THE EXECUTION OF THIS BILL OF SALE, BOMBARDIER HEREBY DIVESTS ITSELF OF ALL ITS RIGHT, TITLE AND INTEREST OF ANY KIND IN THE AIRCRAFT, IN FAVOUR OF BUYER.

         BOMBARDIER WARRANTS TO BUYER, ITS SUCCESSORS AND ASSIGNS THAT ON THE DATE HEREOF IT IS THE LAWFUL OWNER OF GOOD, VALID AND MARKETABLE TITLE IN AND TO THE AIRCRAFT AND HAS GOOD RIGHT TO SELL THE SAME AND THAT SUCH TITLE TO THE AIRCRAFT IS ON THE DATE HEREOF FREE AND CLEAR OF ALL CLAIMS, LIENS, ENCUMBRANCES AND RIGHTS OF OTHERS OF ANY NATURE WHATSOEVER (OTHER THAN THOSE CREATED BY OR THROUGH BUYER) AND THAT BOMBARDIER WILL DEFEND SUCH TITLE FOREVER AGAINST SUCH CLAIMS, LIENS, ENCUMBRANCES AND RIGHTS OF OTHERS OF ANY NATURE WHATSOEVER (OTHER THAN THOSE CREATED BY OR THROUGH BUYER).

         THIS WARRANTY BILL OF SALE, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK,

Schedules to MPA 497                               Initials:
Mesa Air Group                         53            Buyer_____ Bombardier_____

         INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         BUYER:

         PLACE:                                      TIME:
               __________________                         _________________

         For and on behalf of

         BOMBARDIER INC.
         Bombardier Aerospace, Regional Aircraft

         Per:
               ____________________

         Title:
               ____________________

Schedules to MPA 497                               Initials:
Mesa Air Group                         54            Buyer_____ Bombardier_____

               EXHIBIT III TO MASTER PURCHASE AGREEMENT NO. PA 497

                       CERTIFICATE OF RECEIPT OF AIRCRAFT


         THE UNDERSIGNED HEREBY ACKNOWLEDGES TO HAVE RECEIVED FROM BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT, AT DORVAL AIRPORT, ADJACENT TO BOMBARDIER'S PLANT IN DORVAL, PROVINCE OF QUEBEC, CANADA, ON THE _____________ DAY OF ______________ , AT THE HOUR OF _____________ O'CLOCK, ONE (1) / CANADAIR
REGIONAL JET MODEL /CL-600-2B19/CL-600-2C10/ SERIES 100/200/700 AIRCRAFT, BEARING SERIAL NUMBER ______________, INCLUDING WITH THE AIRCRAFT TWO (2) /CF34-3A1/3B1/8C1 TURBOFAN ENGINES BEARING MANUFACTURER'S SERIAL NUMBERS _____________ & __________________ AND OTHER MAJOR REPLACEABLE ACCESSORIES ATTACHED TO THE AIRCRAFT AND ENGINES.

Signed for and on behalf of
[Buyer's name]:

Per:
    ______________________



Title:
    _________


Schedules to MPA 497                               Initials:
Mesa Air Group                         55            Buyer_____ Bombardier_____

                          EXHIBIT IV TO THIS AGREEMENT

                                  CHANGE ORDER
                                   (PRO FORMA)

                              CONTRACT CHANGE ORDER

PURCHASER:

PURCHASE AGREEMENT NO.:                                           AIRCRAFT TYPE:

C.C.O. NO.:                                                       DATED:

                                                                  PAGE __ of __

REASON FOR CHANGE:

================================================================================

DESCRIPTION OF CHANGE:

ALL OTHER TERMS AND CONDITIONS OF THIS AGREEMENT WILL REMAIN UNCHANGED

FOR ADMINISTRATIVE PURPOSES ONLY, A CONSOLIDATION OF THE AMENDMENTS CONTAINED IN THIS CCO IS ATTACHED. IN THE EVENT OF INCONSISTENCIES BETWEEN THE CONSOLIDATION AND THIS CCO, THIS CCO SHALL PREVAIL.

================================================================================

FOR AND ON BEHALF OF:                              FOR AND ON BEHALF OF:

Bombardier Aerospace                               [BUYER]
Regional Aircraft


Signed: _______________________                    Signed: _____________________

Date:     _______________________                  Date:     ___________________


Schedules to MPA 497                               Initials:
Mesa Air Group                         56            Buyer_____ Bombardier_____

                                   SECTION III

                                       OF

                      MASTER PURCHASE AGREEMENT NO. PA 497

                                    SCHEDULES







Schedules to MPA 497                               Initials:
Mesa Air Group                         57            Buyer_____ Bombardier_____

1.0      [***]

2.0      [***]

         2.1      [***]
         2.2      [***]
         2.3      [***]

3.0      [***]
4.0      [***]
5.0      [***]
6.0      [***]


7.0 The financing provided pursuant to this Schedule 1 may not be assigned or otherwise disposed of by Buyer except (i) to an airline affiliate of Buyer where Buyer remains liable for the obligations under this Agreement, (ii) by operation of law through merger with or into another carrier provided that in any event no Material Adverse Change would result.










Schedules to MPA 497                               Initials:
Mesa Air Group                         58            Buyer_____ Bombardier_____

                                   SCHEDULE 2

                                      [***]

1.0      [***]

         a)    [***]

2.0      [***]

3.0      [***]

4.0      [***]


Schedules to MPA 497                               Initials:
Mesa Air Group                         59            Buyer_____ Bombardier_____

                                   SCHEDULE 3

                   AIRWORTHINESS DIRECTIVES/SERVICE BULLETINS

[***]

[***]

[***]

[***]

Schedules to MPA 497                               Initials:
Mesa Air Group                         60            Buyer_____ Bombardier_____

                             SUPPLEMENT NO. PA-497-1

                                       TO

                      MASTER PURCHASE AGREEMENT NO. PA-497

                                     BETWEEN

                                 BOMBARDIER INC.

                                       AND

                              MESA AIR GROUP, INC.

This Supplement when accepted and agreed to by Mesa Air Group, Inc. (the "Buyer") will become part of the Master Purchase Agreement No. PA-497 entered into between BOMBARDIER INC., a Canadian corporation represented by Bombardier Aerospace, Regional Aircraft having offices at 123 Garratt Boulevard, Downsview, Ontario, Canada ("Bombardier") and Mesa Air Group, Inc. ("Buyer") dated the 30th day of April, 2001 (the "Agreement") and will evidence the further agreement of the parties with respect to the matters set forth herein.

The provisions of the Agreement shall apply to the Bombardier products purchased and sold in accordance with this Supplement. All capitalized terms herein, unless defined herein, shall have the same respective meanings given to them in the Agreement. This Supplement is subject to the provisions of the Agreement, all of which are incorporated herein, provided that in the event of any inconsistency between the provision of the Agreement and the provisions of this Supplement, the latter shall take precedence.

ARTICLE  1.0   SUBJECT MATTER OF SALE

ARTICLE 1 SUPPLEMENTS TO ARTICLE 2 OF THE AGREEMENT

1.1   CRJ 200 Aircraft

      Subject to the provisions of the Agreement and this Supplement, Bombardier will sell and Buyer will purchase Twenty (20) firm aircraft model CL-600-2B19 Canadair Regional Jet Series 200 aircraft manufactured pursuant to Type Specification number RAD-601R-202 issue B dated February 2000 noted in Annex 1 hereto as same may be modified from time to time in accordance with the Agreement and this Supplement (the "Specification") as supplemented to reflect the incorporation of the Buyer selected optional features ("Buyer Selected Optional Features") set forth in Annex 1 and 2 hereto. This Supplement shall also apply to all option aircraft model CL-600-2B19 Canadair Regional Jet Series 200 aircraft purchased in accordance with Annex 3 of this Supplement 1 (the firm

                                       1

Supplement 1 to MPA 497                                  Revision Date: 8/13/01
Mesa Air Group, Inc.
                                                   Initials
                                                     Buyer_____ Bombardier_____
         aircraft and the option aircraft referred to in this Article 1.1 hereinafter collectively referred to as the "Aircraft").

ARTICLE  2.0      PRICE

ARTICLE 2 SUPPLEMENTS ARTICLE 4 OF THE AGREEMENT.

2.1 (a) The base price for each of the CRJ 200 Aircraft (excluding the Buyer Selected Optional Features) Ex Works (Incoterms 2000) Bombardier's facilities in Dorval, Quebec is [***]dollars.

         (b) The base price of the Buyer Selected Optional Features for the CRJ 200 is [***] dollars.

         The Aircraft base price for the CRJ 200 Aircraft shall be the base price for the Aircraft as stated in paragraph 2.1 (a), plus the base price of the Buyer Selected Optional Features as stated in paragraph
         2.1 (b) ("CRJ 200 Base Price").

2.2 The price of the CRJ 200 Aircraft on the Scheduled Delivery Date shall be the CRJ 200 Base Price adjusted for changes made pursuant to Article 11 (only with respect to those changes for which a price adjustment is permitted) of the Agreement and any Non-CRJ Regulatory Changes pursuant to Article 8A of the Agreement, and further adjusted to the Delivery Date to reflect economic fluctuations during the period from [***] to the Delivery Date of each Aircraft ("Aircraft Purchase Price"). Such adjustments shall be in accordance [***] and (ii) in the case of a Non-Excusable Delay, [***] ; and provided further that when adjusted, the Aircraft Purchase Price shall in no case be lower than the CRJ 200 Base Price, as stipulated in Article 2.1 herein.

                                       2

Supplement 1 to MPA 497                                  Revision Date: 8/13/01
Mesa Air Group, Inc.
                                                   Initials
                                                     Buyer_____ Bombardier_____

ARTICLE  3.0      DELIVERY PROGRAM

ARTICLE 3 SUPPLEMENTS ARTICLE 6 OF THE AGREEMENT.

3.1 The Aircraft set forth in Column 1 shall be offered for inspection and acceptance to Buyer at Bombardier's facility in Montreal, Quebec during the months set forth in Column 2 (the "Scheduled Delivery Dates").

       COLUMN # 1                         COLUMN # 2
       First CRJ 200 Firm Aircraft        [***]           [***]
       Second CRJ 200 Firm Aircraft       [***]           [***]
       Third CRJ 200 Firm Aircraft        [***]           [***]
       Fourth CRJ 200 Firm Aircraft       [***]           [***]
       Fifth CRJ 200 Firm Aircraft        [***]           [***]
       Sixth CRJ 200 Firm Aircraft        [***]           [***]
       Seventh CRJ 200 Firm Aircraft      [***]           [***]
       Eighth CRJ 200 Firm Aircraft       [***]           [***]
       Ninth CRJ 200 Firm Aircraft        [***]           [***]
       Tenth CRJ 200 Firm Aircraft        [***]           [***]
       Eleventh CRJ 200 Firm Aircraft     [***]           [***]
       Twelfth CRJ 200 Firm Aircraft      [***]           [***]
       Thirteenth CRJ 200 Firm Aircraft   [***]           [***]
       Fourteenth CRJ 200 Firm Aircraft   [***]           [***]
       Fifteenth CRJ 200 Firm Aircraft    [***]           [***]
       Sixteenth CRJ 200 Firm Aircraft    [***]           [***]
       Seventeenth CRJ 200 Firm Aircraft  [***]           [***]
       Eighteenth CRJ 200 Firm Aircraft   [***]           [***]
       Nineteenth CRJ 200 Firm Aircraft   [***]           [***]
       Twentieth CRJ 200 Firm Aircraft    [***]           [***]

                                       3

Supplement 1 to MPA 497                                  Revision Date: 8/13/01
Mesa Air Group, Inc.
                                                   Initials
                                                     Buyer_____ Bombardier_____

ARTICLE  4.0      DELIVERY DELAYS

ARTICLE 4 SUPPLEMENTS ARTICLES 9 AND 14 OF THE AGREEMENT.

4.1 If delivery of the CRJ 200 Aircraft is delayed [***] or by causes not excused under Article 13.1 of the Agreement, Bombardier shall pay liquidated damages as set forth in Article 9.6 or Article 14, as applicable, as calculated therein, in the amount of [***] for each day of delay to a maximum of [***] for any such delayed Aircraft.

ARTICLE 4.2 SUPPLEMENTS ARTICLE 14.1 OF THE AGREEMENT.

4.2 The grace period referred to in Article 14.1 of the Agreement is [***] business days from the Readiness Date.

                                       4

Supplement 1 to MPA 497                                  Revision Date: 8/13/01
Mesa Air Group, Inc.
                                                   Initials
                                                     Buyer_____ Bombardier_____

ARTICLE  5.0 SPARE PARTS

For a period of [***] years beginning on the date of delivery of the first Aircraft, Bombardier shall provide to Buyer a discount from the Bombardier Spare Parts Catalogue list prices for all purchases by Buyer of not less than [***] below list price.

                                        5

Supplement 1 to MPA 497                                  Revision Date: 8/13/01
Mesa Air Group, Inc.
                                                   Initials
                                                     Buyer_____ Bombardier_____

                                     ANNEX 1

                                  SPECIFICATION


                           NUMBER RAD-601R-202 REV. B

                                  FEBRUARY 2000


                                        6
Supplement 1 to MPA 497                                  Revision Date: 8/13/01
Mesa Air Group, Inc.
                                                   Initials
                                                     Buyer_____ Bombardier_____

                                     ANNEX 2

                        BUYER SELECTED OPTIONAL FEATURES

CR NO.                  ITEM DESCRIPTION
------                  ----------------
CR#            TITLE                                              JULY 1/00 USD

00-015         MTOW - 53,000 lb (Long Range Version)              [***]
00-312         Additional Take Off Flap Setting - 8 Deg           [***]
00-313         Certification - FAA (Collins Strapping)            [***]
11-300         Paint Scheme - Complex / Multiple                  [***]
23-350         SELCAL - Single System (Coltec)                    [***]
23-371         Datalink - Provisions For Allied Signal System     [***]
25-03-201      Interior Finish & Decor - Custom Carpets           [***]
25-03-202      Interior Finish & Decor - Custom Curtains          [***]
25-03-203      Interior Finish & Decor - Custom Bulkheads         [***]
25-22-301      PAX Seat - In-Arm Meal Trays In Front Row          [***]
25-22-303      PAX Seat - Leather Dress Covers (25 Seat Pairs)    [***]
25-22-304      PAX Seat - Recline Feature                         [***]
25-23-301      Flight Attendant #2 - Aft Folding Seat With
               Intercom                                           [***]
25-24-301      Entrance Stowage Compartment - Galley Insert
               Provisions                                         [***]
25-31-306      G1 Galley - Stowable Work Shelf                    [***]
25-31-304      G1 Galley - Provisions For Snack & Hot Beverage
               Service                                            [***]
25-34-302      Stowage Unit - ATLAS Std (Qty 9)                   [***]
25-34-303      Trolley - Waste, ATLAS Std Half Size (Qty 1)       [***]
25-34-311      Beverage Maker -ATLAS Std (Tia, Qty 2)             [***]
25-359         Baggage - Temperature Control In Compartment       [***]
31-340         FDR - 128 WPS DFDR (L3Comm)                        [***]
33-003         Lights - Red Beacon                                [***]
34-024         VOR Antennas - Painted                             [***]
34-328         GPWS - Enhanced (Allied  Signal)                   [***]
34-335         FMS - Single, ACARS Compatible (Collins FMS-4200)  [***]
34-350         GPS - Single (Collins GPS-4000)                    [***]
34-360         Radio Altimeter - Second (Collins)                 [***]
34-362         Altimeter - Baro Setting Reminder                  [***]
35-006         Oxygen - PAX Extended Duration Chemical Generator  [***]
38-313         Water -  8 US Gal.Tank                             [***]
79-201         Engine Oil-Remote Replacement System               [***]
21-209         Air Conditioning-Ground Cart Connection            [***]
               3 Headsets

               TOTAL TECHNICAL FEATURES                           [***]


                                        7
Supplement 1 to MPA 497                                  Revision Date: 8/13/01
Mesa Air Group, Inc.
                                                   Initials
                                                     Buyer_____ Bombardier_____

                                     ANNEX 3

                                 OPTION AIRCRAFT

1.0 Bombardier hereby agrees to grant Buyer the option to purchase an additional Twenty (20) CRJ 200 Aircraft as described in Article 1 of this Supplement (the "Option Aircraft") for the benefit of Buyer under the following general conditions:

         1.1 The price for each of the CRJ 200 Option Aircraft ("CRJ 200 Option Aircraft Purchase Price") shall be the [***] but when adjusted, the CRJ 200 Option Aircraft Purchase Price shall in no case be lower than the CRJ 200 Base Price, as stipulated in
                  Article 2.1 herein.

         1.2 Buyer shall exercise its right to purchase the CRJ 200 Option Aircraft by providing to Bombardier with a definitive irrevocable written notice of exercise no later than [***] prior to the Scheduled Delivery Month of the first CRJ 200 Option Aircraft (the "Exercise Date") accompanied by the Option Deposit (as defined in Article 1.3 herein) for the applicable CRJ 200 Option Aircraft. The option to purchase the applicable Option Aircraft shall become null and void in the event Buyer fails to give such notice of exercise by the Exercise Date.

         1.3 Buyer shall pay to Bombardier a deposit of [***] for the applicable CRJ 200 Option Aircraft (the "Option Deposit") on the exercise of the option for such CRJ 200 Option Aircraft.

         1.4 The Scheduled Delivery Months of the Option Aircraft are as follows:

                  First CRJ 200 Option Aircraft        [***]      [***]
                  Second CRJ 200 Option Aircraft       [***]      [***]
                  Third CRJ 200 Option Aircraft        [***]      [***]
                  Fourth CRJ 200 Option Aircraft       [***]      [***]
                  Fifth CRJ 200 Option Aircraft        [***]      [***]
                  Sixth CRJ 200 Option Aircraft        [***]      [***]
                  Seventh CRJ 200 Option Aircraft      [***]      [***]
                  Eighth CRJ 200 Option Aircraft       [***]      [***]
                  Ninth CRJ 200 Option Aircraft        [***]      [***]
                  Tenth CRJ 200 Option Aircraft        [***]      [***]
                  Eleventh CRJ 200 Option Aircraft     [***]      [***]
                  Twelfth CRJ 200 Option Aircraft      [***]      [***]
                  Thirteenth CRJ 200 Option Aircraft   [***]      [***]
                  Fourteenth CRJ 200 Option Aircraft   [***]      [***]
                  Fifteenth CRJ 200 Option Aircraft    [***]      [***]
                  Sixteenth CRJ 200 Option Aircraft    [***]      [***]

                                        8
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

                  Seventeenth CRJ 200 Option Aircraft  [***]      [***]
                  Eighteenth CRJ 200 Option Aircraft   [***]      [***]
                  Nineteenth CRJ 200 Option Aircraft   [***]      [***]
                  Twentieth CRJ 200 Option Aircraft    [***]      [***]

2.0 Upon exercise of Buyer's right to purchase the CRJ 200 Option Aircraft, the parties shall deem all definitions, terms and conditions of the Agreement and this Supplement as being applicable to the purchase of the CRJ 200 Option Aircraft, unless expressly noted otherwise.

3.0      [***]

4.0 The provisions of this Annex are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

5.0 This Annex constitutes an integral part of the Supplement and is subject to the terms and conditions contained therein.

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

                                     ANNEX 4

                           AIRCRAFT CREDIT MEMORANDUM

1.0 Bombardier shall issue to Buyer a credit memorandum in the amount of [***] (the "CRJ 200 Credit Memorandum") expressed in [***] United States Dollars, concurrent with the actual delivery and the payment in full of the balance of the CRJ 200 Aircraft purchase price payable on delivery of each CRJ 200 Aircraft (as reduced by the amount of the CRJ 200 Credit Memorandum). The CRJ 200 Credit Memorandum shall be adjusted to the date of delivery to reflect economic fluctuations during the period from [***] to the respective delivery date of the applicable CRJ 200 Aircraft. [***] to the Agreement.

2.0      [***]

3.0 The provisions of this Annex are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0 This Annex constitutes an integral part of the Supplement and is subject to the terms and conditions contained therein.

5.0 Should there be any inconsistency between this Annex and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Annex shall prevail

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                                     ANNEX 5

                            INTENTIONALLY LEFT BLANK


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                                     ANNEX 6

                     CRJ 200 AIRCRAFT PERFORMANCE GUARANTEES

1.0      AIRCRAFT CONFIGURATION

         The guarantees listed below are based on the Aircraft configuration as defined in Canadair Customized Type Specification RAD-601R-123 Issue NC, and equipped with GE CF34-3B1 engines as defined in GE Engines Specification E1271A. The weight data corresponds to the [***] MTOW design weight option and includes the weight changes associated with the centre-wing fuel tank. Appropriate adjustments shall be made for changes in configuration approved by the Buyer and BRAD or otherwise allowed by the Purchase Agreement which cause changes to the performance of the Aircraft.

2.0  AIRPORT CONDITIONS

         All maximum take-off weight calculations are based on the aircraft configuration and runway conditions described below:

         - Take-off with zero bleed, APU off
         - APR armed - Dry runway (no reverse thrust)
         - Balanced field length when optimum
         - Wind             : 0 kts
         - Clearway         : 0 ft
         - Stopway          : 0 ft
         - Flaps            : optimum 8 or 20 deg
         - Line-up allowance         : 82 ft
         - Obstacles are defined from start of runway


         Airport     : PHX, PHOENIX SKY HARB
         Runway      : generic

         Slope       : 0.000 %
         TORA        : 11000 ft
         Elev.       : 1133 ft
         Temper.     : 110.1 degF (43.40 degC)
         Obst.       : none

         Airport     : DSM, DES MOINES INTL
         Runway      : generic

         Slope       : 0.000 %
         TORA        : 9000 ft
         Elev.       :  957 ft
         Temper.     : 90 degF (32.20 degC)

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         Obst.       : none

         Airport     : FAT, FRESNO
         Runway      : generic
         Slope       : 0.000 %
         TORA        : 9220 ft
         Elev.       :  333 ft
         Temper.     : 90 degF (32.20 degC)
         Obst.       : none



         Airport     : BHM, BIRMINGHAM MUNICIP.
         Runway      : 23
         Slope       : 0.200 % downhill
         TORA        : 8229 ft
         Elev.       :  644 ft
         Temper.     : 90 degF (32.20 degC)
         Obst.       :       #         distance (ft)        height (ft)
                             1         9219                 -10
                             2         13294                68
                             3         15722                120



         Airport     : BUF, GREATER BUFFALO INT.
         Runway      : 23
         Slope       : 0.400 % downhill
         TORA        : 8100 ft
         Elev.       :  724 ft
         Temper.     : 90 degF (32.30 degC)
         Obst.       :       #         distance (ft)        height (ft)
                             1         8576                 -47
                             2         8671                 -36
                             3         9275                 -27
                             4         9623                 -2
                             5         10351                -1
                             6         10643                3
                             7         11510                19



         Airport     : BZN, GALLATIN FIELD
         Runway      : 30
         Slope       : 0.200 % downhill
         TORA        : 9003 ft
         Elev.       : 4474 ft
         Temper.     : 90 degF (32.20 degC)
         Obst.       :       #         distance (ft)        height (ft)
                             1         10295                -11



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                             2         78396                432
                             3         95194                632



         Airport     : DAY, COX-DAYTON INTL
         Runway      : 06L
         Slope       : 0.000 %
         TORA        : 10900 ft
         Elev.       : 1009 ft
         Temper.     : 90 degF (32.20 degC)
         Obst.       :       #         distance (ft)        height (ft)
                             1         12579                1
                             2         12684                2
                             3         14173                68



         Airport     : DEN, DENVER INTL
         Runway      : 35L
         Slope       : 0.500 % downhill
         TORA        : 12000 ft
         Elev.       : 5431 ft
         Temper.     : 90 degF (32.20 degC)
         Obst.       : none



         Airport     : DRO, DURANGO
         Runway      : 20
         Slope       : 0.760 % downhill
         TORA        : 9200 ft
         Elev.       : 6685 ft
         Temper.     : 90 degF (32.30 degC)
         Obst.       :       #         distance (ft)        height (ft)
                             1         9505                 -61
                             2         24193                -41
                             3         30318                -16



         Airport     : EGE, EAGLE CO REGL
         Runway      : 07
         Slope       : 1.000 % uphill
         TORA        : 8000 ft
         Elev.       : 6535 ft
         Temper.     : 90 degF (32.30 degC)
         Obst.       :       #         distance (ft)        height (ft)
                             1         14961                349
                             2         16982                484
                             3         22461                844
                             4         34416                933

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                               5         46044                1045
                               6         49410                1353



      Airport       : ELP, EL PASO
      Runway        : 22
      Slope         : 0.250 % downhill
      TORA          : 11011 ft
      Elev.         : 3956 ft
      Temper.       : 90 degF (32.30 degC)
      Obst.         : none



      Airport       : FAR, HECTOR INTL
      Runway        : 35
      Slope         : 0.000 %
      TORA          : 9545 ft
      Elev.         :  900 ft
      Temper.       : 90 degF (32.20 degC)
      Obst.         :       #    distance (ft)        height (ft)
                       1         10994                2
                       2         11142                11
                       3         11539                12



      Airport     : GRR, KENT CO INTL
      Runway      : 26L
      Slope       : 0.000 %
      TORA        : 10000 ft
      Elev.       :  794 ft
      Temper.     : 90 degF (32.20 degC)
      Obst.       :       #         distance (ft)        height (ft)
                          1         34298                120



      Airport     : GSO, PIEDMONT TRIAD INTL
      Runway      : 05
      Slope       : 0.200 % downhill
      TORA        : 10000 ft
      Elev.       :  926 ft
      Temper.     : 90 degF (32.30 degC)
      Obst.       :       #         distance (ft)        height (ft)
                          1         10942                -7


      Airport     : GTF, GREAT FALLS INT'L AP
      Runway      : 03
      Slope       : 0.100 % downhill


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      TORA        : 10500 ft
      Elev.       : 3674 ft
      Temper.     : 90 degF (32.20 degC)
      Obst.       :       #         distance (ft)        height (ft)
                          1         34275                445



      Airport     : HSV, HUNTSVILLE INT-JONES
      Runway      : 18L
      Slope       : 0.200 % downhill
      TORA        : 10000 ft
      Elev.       :  630 ft
      Temper.     : 90 degF (32.30 degC)
      Obst.       :       #         distance (ft)        height (ft)
                          1         41916                182
                          2         81408                432



      Airport     : JAN, JACKSON INTL
      Runway      : 15L
      Slope       : 0.500 % uphill
      TORA        : 8500 ft
      Elev.       :  346 ft
      Temper.     : 90 degF (32.20 degC)
      Obst.       :       #         distance (ft)        height (ft)
                          1         15433                188



      Airport     : MSN, DANE CO REG'L/TRUAX
      Runway      : 36
      Slope       : 0.000 %
      TORA        : 9003 ft
      Elev.       :  862 ft
      Temper.     : 90 degF (32.20 degC)
      Obst.       :       #         distance (ft)        height (ft)
                          1         9603                 3
                          2         10105                11
                          3         10210                24
                          4         10548                42
                          5         54574                180

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      Airport     : MSO, MISSOULA INTL
      Runway      : 11
      Slope       : 0.100 % uphill
      TORA        : 9500 ft
      Elev.       : 3201 ft
      Temper.     : 90 degF (32.30 degC)
      Obst.       :       #         distance (ft)        height (ft)
                          1         9846                 10
                          2         9902                 13
                          3         48038                313
                          4         48937                482
                          5         69994                1007



      Airport     : PNS, PENSACOLA REG'L APT
      Runway      : 17
      Slope       : 0.200 % downhill
      TORA        : 7000 ft
      Elev.       :  121 ft
      Temper.     : 90 degF (32.30 degC)
      Obst.       :       #         distance (ft)        height (ft)
                          1         8100                 -11
                          2         9000                 -10
                          3         17116                58



      Airport     : RDU, RALEIGH-DURHAM INTL
      Runway      : 05L
      Slope       : 0.400 % uphill
      TORA        : 10000 ft
      Elev.       :  436 ft
      Temper.     : 90 degF (32.20 degC)
      Obst.       :       #         distance (ft)        height (ft)
                          1         11473                48
                          2         12556                81
                          3         12848                94

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      Airport     : ROC, GREATER ROCHESTER
      Runway      : 22
      Slope       : 0.400 % downhill
      TORA        : 8000 ft
      Elev.       :  559 ft
      Temper.     : 90 degF (32.20 degC)
      Obst.       :       #         distance (ft)        height (ft)
                          1         9728                 9
                          2         11378                42
                          3         12628                57
                          4         141664               427



      Airport     : SBN, MICHIANA REGL
      Runway      : 09R
      Slope       : 0.300 % downhill
      TORA        : 7100 ft
      Elev.       :  799 ft
      Temper.     : 90 degF (32.20 degC)
      Obst.       :       #         distance (ft)        height (ft)
                          1         9318                 2
                          2         46591                277



      Airport     : SDF, STANDIFORD FIELD
      Runway      : 01
      Slope       : 0.300 % uphill
      TORA        : 10000 ft
      Elev.       :  496 ft
      Temper.     : 90 degF (32.20 degC)
      Obst.       :       #         distance (ft)        height (ft)
                          1         10800                33
                          2         11162                45
                          3         12454                82
                          4         14554                124
                          5         14826                133
                          6         15213                137
                          7         15988                159
                          8         41598                349


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      Airport     : TYS, MCGHEE TYSON
      Runway      : 05L
      Slope       : 0.900 % uphill
      TORA        : 9005 ft
      Elev.       :  981 ft
      Temper.     : 90 degF (32.30 degC)
      Obst.       :       #         distance (ft)        height (ft)
                          1         10358                72
                          2         11798                101
                          3         14423                126



      Airport     : ASE, PITKIN CO/SARDY
      Runway      : 33
      Slope       : 1.000 % downhill
      TORA        : 7000 ft
      Elev.       : 7815 ft
      Temper.     : 90 degF (32.20 degC)
      Obst.       :       #         distance (ft)        height (ft)
                          1         7723                 -24
                          2         28750                421
                          3         31950                602
                          4         37047                1031
                          5         56759                1747


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
3.0     PERFORMANCE GUARANTEE

3.1      TAKE-OFF PERFORMANCE

         FAR take-off field length, at a take-off gross weight of [***], at the start of ground run, at sea level with zero runway slope, no obstacles, zero wind, ISA conditions, shall be not more than [***] .


3.2      LANDING PERFORMANCE

         FAR landing field length, at a landing weight of [***], sea level, ISA conditions, no obstacles, zero wind, shall be not more than [***] feet.


3.3      SPEED

         Level flight airspeed at [***] lb gross weight (equivalent to [***] % of Maximum Take-off Weight), at a pressure altitude of [***] feet, using maximum cruise thrust with A.C.U. bleed only, in ISA+15 degrees C conditions shall not be less than [***]


3.4      SPECIFIC AIR RANGE

         The nautical air miles per pound of fuel in ISA+15 degrees C conditions, at [***] feet pressure altitude, at an Aircraft gross weight of [***] lb, at a true Mach number of [***] M shall be not less than [***] nam/lb.


3.5      MISSION PERFORMANCE

3.5.1    MAXIMUM RANGE GUARANTEE
           When operated under the conditions specified below with the fixed quantities and allowances specified in Article 3.5.3, the maximum still air range (stage length) shall be not less than [***] nautical miles ([***] statute miles) when carrying a fixed payload of [***] lb ([***] passengers).
           Take-off is at a fixed weight of [***] lb at brake release.
           The mission is flown in ISA+15 degrees C conditions throughout.
           A fixed allowance of [***] lb of fuel is considered for [***] minutes take-off and acceleration time to [***] KCAS initial climb speed at [***] feet above sea level.
           Climb is made starting at [***] feet to [***] feet pressure altitude using a climb speed schedule of [***] KCAS/ [***] M.
           Cruise is at [***] feet pressure altitude at an average cruise Mach number of [***] M. Thrust during cruise is not to exceed maximum cruise thrust. Step climb is made starting at [***] feet to [***] feet pressure altitude using a climb speed schedule of [***] KCAS/ [***] M.
           Cruise is at [***] feet pressure altitude at an average cruise Mach number of [***] M. Thrust during cruise is not to exceed maximum cruise thrust.


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           Descent is made from [***] feet to [***] feet pressure altitude using a descent speed schedule of [***] M / [***] KCAS.

3.5.2      BLOCK FUEL GUARANTEES
3.5.2.1      STAGE LENGTH - [***]  N.M.
             For a mission with an equivalent still air range (stage length) of [***] nautical miles ([***] statute miles), when operated under the conditions specified below with the fixed quantities and allowances specified in Article 3.5.3, the block fuel burnt shall be not more than [***] lb, based on a block time of [***] minutes, equivalent to an average fuel consumption of [***] U.S. Gallon per block hour, when carrying a fixed payload of [***] lb ([***] passengers).
             The mission is flown in ISA+15 degrees C conditions throughout.
             A fixed allowance of [***] lb of fuel is considered for [***] minutes take-off and acceleration time to initial climb speed at [***] feet above sea level.
             Climb is made starting at [***] feet to [***] feet pressure altitude using a climb speed schedule of [***] KCAS/ [***] M. Cruise is at [***] feet pressure altitude at an average cruise Mach number of [***] M. Thrust during cruise is not to exceed maximum cruise thrust.
             Descent is made from [***] feet to [***] feet pressure altitude using a descent speed schedule of [***] M / [***] KCAS.

3.5.2.2      STAGE LENGTH - [***]  N.M.

             For a mission with an equivalent still air range (stage length) of [***] nautical miles ([***] statute miles), when operated under the conditions specified below with the fixed quantities and allowances specified in Article 3.5.3, the block fuel burnt shall be not more than [***] lb, based on a block time of [***] minutes, equivalent to an average fuel consumption of [***] U.S. Gallon per block hour, when carrying a fixed payload of [***] lb ([***] passengers).
             The mission is flown in ISA+15 degrees C conditions throughout.
             A fixed allowance of [***] lb of fuel is considered for [***] minutes take-off and acceleration time to initial climb speed at [***] feet above sea level.
             Climb is made starting at [***] feet to [***] feet pressure altitude using a climb speed schedule of [***] KCAS/ [***] M. Cruise is at [***] feet pressure altitude at an average cruise Mach number of [***] M. Thrust during cruise is not to exceed maximum cruise thrust.
             Descent is made from [***] feet to [***] feet pressure altitude using a descent speed schedule of [***] M / [***] KCAS.

3.5.2.3      STAGE LENGTH - [***]  N.M.
             For a mission with an equivalent still air range (stage length) of [***] nautical miles ([***] statute miles), when operated under the conditions specified below with the fixed quantities and allowances specified in Article 3.5.3, the block fuel burnt shall be not more than [***] lb, based on a block time of [***] minutes, equivalent to an average fuel consumption of [***] U.S. Gallon per block hour, when carrying a fixed payload of [***] lb ([***] passengers).
             The mission is flown in ISA+15 degrees C conditions throughout.


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             A fixed allowance of [***] lb of fuel is considered for [***]
             minutes take-off and acceleration time to initial climb speed at [***] feet above sea level.
             Climb is made starting at [***] feet to [***] feet pressure altitude using a climb speed schedule of [***] KCAS/ [***] M. Cruise is at [***] feet pressure altitude at an average cruise Mach number of [***]. Thrust during cruise is not to exceed maximum cruise thrust.
             Descent is made from [***] feet to [***] feet pressure altitude using a descent speed schedule of [***] M / [***] KCAS.

3.5.2.4      STAGE LENGTH - [***] N.M.

             For a mission with an equivalent still air range (stage length) of nautical miles ([***] statute miles), when operated under the conditions specified below with the fixed quantities and allowances specified in Article 3.5.3, the block fuel burnt shall be not more than [***] lb, based on a block time of [***] minutes, equivalent to an average fuel consumption of[***] U.S. Gallon per block hour, when carrying a fixed payload of [***] lb ([***] passengers).
             The mission is flown in ISA+15 degrees C conditions throughout.
             A fixed allowance of [***] lb of fuel is considered for [***] minutes take-off and acceleration time to initial climb speed at [***] feet above sea level.
             Climb is made starting at [***] feet to [***] feet pressure altitude using a climb speed schedule of [***] KCAS/ [***] M. Cruise is at [***] feet pressure altitude at an average cruise Mach number of [***] M. Thrust during cruise is not to exceed maximum cruise thrust. Step climb is made starting at [***] feet to [***] feet pressure altitude using a climb speed schedule of KCAS/ M. Cruise is at [***] feet pressure altitude at an average cruise Mach number of [***] M. Thrust during cruise is not to exceed maximum cruise thrust.
             Descent is made from [***] feet to [***] feet pressure altitude using a descent speed schedule of [***] M / [***] KCAS.

3.5.2.5      STAGE LENGTH - [***] N.M.
             For a mission with an equivalent still air range (stage length) of [***] nautical miles ([***] statute miles), when operated under the conditions specified below with the fixed quantities and allowances specified in Article 3.5.3, the block fuel burnt shall be not more than [***] lb, based on a block time of [***] minutes, equivalent to an average fuel consumption of U.S. Gallon per block hour, when carrying a fixed payload of [***] lb ([***] passengers).
             The mission is flown in ISA+15 degrees C conditions throughout.
             A fixed allowance of [***] lb of fuel is considered for [***] minutes take-off and acceleration time to initial climb speed at [***] feet above sea level.
             Climb is made starting at [***] feet to [***] feet pressure altitude using a climb speed schedule of [***] KCAS/ [***] M. Cruise is at [***] feet pressure altitude at an average cruise Mach number of 0.74 M. Thrust during cruise is not to exceed maximum cruise thrust. Step climb is made starting at [***] feet to [***] feet pressure altitude using a climb speed schedule of [***] KCAS/ [***] M.
             Cruise is at [***] feet pressure altitude at an average cruise Mach number of [***] M. Thrust during cruise is not to exceed maximum cruise thrust.



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             Descent is made from [***] feet to [***] feet pressure altitude using a descent speed schedule of [***] M / [***] KCAS.

3.5.3    FIXED QUANTITIES AND ALLOWANCES FOR MAXIMUM RANGE AND BLOCK FUEL
GUARANTEES

         For the purpose of this guarantee the following are fixed quantities and allowances:

         - 9 minutes engine start and taxi-out fuel               [***] lb

         - 4.2 minutes approach and landing fuel from             [***] [***] lb
           feet pressure altitude to sea level

         -6 minutes taxi-in fuel (taken from reserves)            [***] lb

         - Usable reserve fuel remaining upon completion          [***] lb
           of landing phase, based on the reserve profile specified below:

         1) 100 nm diversion including:

              i)climb from sea level to [***] feet at a speed of [***] KCAS

              ii)cruise at [***] feet at long range cruise speed (LRC)

              iii)descent to sea level at a speed of [***] KCAS.

         2) plus fuel equivalent to [***] minutes hold at [***] feet at long-range cruise speed (LRC).

           The stage length is defined as the sum of the climb, cruise and descent distances.
           M denotes true Mach number.
           Block fuel includes engine start, taxi, take-off, climb, cruise, descent, approach and landing.
           The maximum range and fuel burn guarantees given in Articles 3.5.1 and 3.5.2 are based on the fixed estimated Operating Weight Empty (O.W.E.) of [***] lb.

3.5.4      MAXIMUM PAYLOAD GUARANTEES
           Under the conditions specified in 3.5.2 and with the fixed quantities and allowances specified in 3.5.3, the maximum number of passengers shall not be less than the value presented in the table below for each mission.



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
Case    FROM    TO     Route     Average    Equiv.       Cruise      MAX.
#                      Dist.     winds      still air    pressure    PASSEN-
                       (nm)      (kts)      dist.        altitude    GERS
                                            (nm)         (100 ft)

1       DRO     DEN    224       -13        232          [***]       [***]
2       DEN     DRO    283       -48        324          [***]       [***]
3       DEN     EGE    118       -50        137          [***]       [***]
4       EGE     DEN    130       4          128          [***]       [***]
5       DEN     BHM    999       29         931          [***]       [***]
6       BHM     DEN    967       -84        1218         [***]       [***]
7       DEN     BUF    1190      27         1114         [***]       [***]
8       BUF     DEN    1196      -79        1482         [***]       [***]
9       DEN     BZN    589       -67        707          [***]       [***]
10      BZN     DEN    508       10         494          [***]       [***]
11      DEN     DAY    964       29         898          [***]       [***]
12      DAY     DEN    964       -84        1212         [***]       [***]
13      DEN     ELP    514       -33        561          [***]       [***]
14      ELP     DEN    534       -28        576          [***]       [***]
15      DEN     FAR    583       -13        603          [***]       [***]
16      FAR     DEN    591       -45        667          [***]       [***]
17      DEN     GRR    890       22         842          [***]       [***]
18      GRR     DEN    897       -77        1105         [***]       [***]
19      DEN     GSO    1240      35         1139         [***]       [***]
20      GSO     DEN    1280      -89        1631         [***]       [***]
21      DEN     GTF    552       -64        658          [***]       [***]
22      GTF     DEN    553       8          540          [***]       [***]
23      DEN     HSV    919       29         856          [***]       [***]
24      HSV     DEN    928       -86        1174         [***]       [***]
25      DEN     JAN    883       22         835          [***]       [***]
26      JAN     DEN    872       -80        1084         [***]       [***]
27      DEN     MSN    753       17         721          [***]       [***]
28      MSN     DEN    753       -74        921          [***]       [***]


                                       24
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                                                   Initials
                                                   Buyer______ Bombardier_______

Case    FROM    TO     Route     Average    Equiv.       Cruise      MAX.
#                      Dist.     winds      still air    pressure    PASSEN-
                       (nm)      (kts)      dist.        altitude    GERS
                                            (nm)         (100 ft)
29      DEN     MSO    616       -68        741          [***]       [***]
30      MSO     DEN    625       13         604          [***]       [***]
31      DEN     PNS    1129      24         1064         [***]       [***]
32      PNS     DEN    1121      -80        1391         [***]       [***]
33      DEN     RDU    1290      36         1183         [***]       [***]
34      RDU     DEN    1327      -89        1691         [***]       [***]
35      DEN     ROC    1236      27         1157         [***]       [***]
36      ROC     DEN    1245      -80        1543         [***]       [***]
37      DEN     SBN    852       24         803          [***]       [***]
38      SBN     DEN    857       -79        1064         [***]       [***]
39      DEN     SDF    907       30         842          [***]       [***]
40      SDF     DEN    935       -86        1183         [***]       [***]
41      DEN     TYS    1023      32         946          [***]       [***]
42      TYS     DEN    1046      -87        1329         [***]       [***]
43      DEN     ASE    97        -41        109          [***]       [***]
44      ASE     DEN    97        0          97           [***]       [***]
45      PHX     BHM    1274      36         1168         [***]       [***]
46      BHM     PHX    1306      -86        1652         [***]       [***]
47      PHX     BUF    1669      26         1569         [***]       [***]
48      BUF     PHX    1680      -76        2058         [***]       [***]
49      PHX     BZN    999       -39        1107         [***]       [***]
50      BZN     PHX    997       -17        1042         [***]       [***]
51      PHX     DAY    1400      28         1308         [***]       [***]
52      DAY     PHX    1408      -79        1745         [***]       [***]
53      PHX     ELP    330       15         316          [***]       [***]
54      ELP     PHX    311       -72        384          [***]       [***]
55      PHX     FAR    1133      -7         1154         [***]       [***]
56      FAR     PHX    1127      -45        1269         [***]       [***]
57      PHX     GRR    1381      19         1317         [***]       [***]
58      GRR     PHX    1387      -71        1677         [***]       [***]
59      PHX     GSO    1676      37         1535         [***]       [***]
60      GSO     PHX    1691      -88        2152         [***]       [***]


                                       25
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                                                   Initials
                                                   Buyer______ Bombardier_______

Case    FROM    TO     Route     Average    Equiv.       Cruise      MAX.
#                      Dist.     winds      still air    pressure    PASSEN-
                       (nm)      (kts)      dist.        altitude    GERS
                                            (nm)         (100 ft)
61      PHX     GTF    862       -40        957          [***]       [***]
62      GTF     PHX    860       -15        894          [***]       [***]
63      PHX     HSV    1260      35         1158         [***]       [***]
64      HSV     PHX    1285      -85        1623         [***]       [***]
65      PHX     JAN    1172      34         1080         [***]       [***]
66      JAN     PHX    1140      -84        1435         [***]       [***]
67      PHX     MSN    1295      14         1249         [***]       [***]
68      MSN     PHX    1295      -67        1548         [***]       [***]
69      PHX     MSO    836       -46        945          [***]       [***]
70      MSO     PHX    833       -9         853          [***]       [***]
71      PHX     PNS    1351      36         1239         [***]       [***]
72      PNS     PHX    1381      -85        1742         [***]       [***]
73      PHX     RDU    1659      38         1516         [***]       [***]
74      RDU     PHX    1736      -90        2218         [***]       [***]
75      PHX     ROC    1720      26         1616         [***]       [***]
76      ROC     PHX    1728      -76        2121         [***]       [***]
77      PHX     SBN    1321      22         1252         [***]       [***]
78      SBN     PHX    1332      -74        1625         [***]       [***]
79      PHX     SDF    1343      30         1249         [***]       [***]
80      SDF     PHX    1340      -82        1675         [***]       [***]
81      PHX     TYS    1401      35         1287         [***]       [***]
82      TYS     PHX    1426      -86        1801         [***]       [***]
83      PHX     DRO    319       -6         324          [***]       [***]
84      DRO     PHX    310       -53        361          [***]       [***]
85      PHX     EGE    530       -13        549          [***]       [***]
86      EGE     PHX    466       -47        529          [***]       [***]
87      PHX     DSM    1003      12         972          [***]       [***]
88      DSM     PHX    1011      -67        1210         [***]       [***]
89      PHX     FAT    484       -67        584          [***]       [***]
90      FAT     PHX    467       9          456          [***]       [***]
91      PHX     ASE    426       -11        439          [***]       [***]
92      ASE     PHX    426       -49        487          [***]       [***]


                                       26
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                                                   Initials
                                                   Buyer______ Bombardier_______

3.5.5      MISSION DESCRIPTION

           The equivalent still air distance is the actual route distance (range) corrected for the average winds. Head winds are negative. [***] have been used.

           The maximum take-off weight for each departure airport is based on the conditions specified in paragraph 2.0 and is in compliance with FAR 25 take-off requirements.

           The missions are flown in ISA conditions throughout.

           A fixed allowance of fuel dependent on take-off weight is considered for take-off and acceleration to initial climb speed at [***] ft above the airport elevation.

           Climb is made starting [***] ft above the airport elevation to the initial cruise pressure altitude specified in the table above using a climb speed schedule of [***] KCAS/ [***] M.

           Cruise is at the pressure altitude specified in the table at an average cruise Mach number of [***] M. Thrust during cruise is not to exceed maximum cruise thrust.

           When a second cruise pressure altitude is specified in the table, a [***] ft step climb from the first to the second pressure altitude is made using a climb speed schedule of [***] KCAS/ [***] M. It is followed by a cruise at the second pressure altitude at an average cruise Mach number of [***] M.

           Descent is made from the final cruise pressure altitude to [***] ft above the runway elevation using a descent speed schedule of [***] M/[***] KCAS.

           A fixed allowance of fuel dependent on landing weight is considered for approach and landing from final descent speed at [***] ft above the airport elevation.

3.5.6      FIXED QUANTITIES AND ALLOWANCES FOR PAYLOAD GUARANTEES
           For the purpose of this guarantee the following are fixed quantities and allowances:
           - 9 minutes engine start and taxi-out fuel [***] lb
           - 6 minutes taxi-in fuel (taken from reserves) [***] lb

- Usable reserve fuel remaining upon completion of landing phase, based on the reserve profile specified below:

           1) 100 nm diversion including:

             i) climb from destination airport elevation to optimum altitude at a speed of [***] KCAS
             ii) cruise at optimum altitude at long range cruise speed (LRC)
             iii)descent to sea level at a speed of [***] KCAS.

           2) plus fuel equivalent to [***] minutes hold at feet at long-range cruise speed (LRC).



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
           The stage length is defined as the sum of the climb, cruise and descent distances. M denotes true Mach number.

           Block fuel includes engine start, taxi, take-off, climb, cruise, descent, approach and landing.

           The maximum payload guarantees given in 3.5.4 are based on the fixed estimated Operating Weight Empty (O.W.E.) of [***] lb and on the passenger weight allowance of [***] lb.









                                       28
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                                                   Initials
                                                   Buyer______ Bombardier_______

4.0     WEIGHTS

4.1      MAXIMUM ZERO FUEL WEIGHT GUARANTEE

         The Maximum Zero Fuel Weight (M.Z.F.W.) shall not be less than [***]lb.


4.2      MAXIMUM LANDING WEIGHT GUARANTEE

         The Maximum Landing Weight (M.L.W.) shall not be less than [***] lb.


4.3      MAXIMUM TAKE-OFF WEIGHT GUARANTEE

         The Maximum Take-off Weight (M.T.O.W.) shall not be less than [***] lb


4.4      OPERATING WEIGHT EMPTY AND CENTER OF GRAVITY GUARANTEES

         The Operating Weight Empty is guaranteed to not exceed [***] lb. Included within this guarantee are weight and center of gravity allowances for operating items listed below and customer defined options described below. Should these allowances differ from the actual values at delivery, appropriate corrections are to be made to the guaranteed weight (i.e. the Seller can not guarantee the weight of these allowances).

         The center of gravity (CG) range at O.W.E. shall have a maximum forward limit of [***] % of Mean Aerodynamic Chord (MAC) and a maximum aft limit of [***] % MAC (subject to the appropriate corrections noted above).


         OPERATING WEIGHT EMPTY BUILD-UP

ITEM                                              WEIGHT           CG                %
DESCRIPTION                                       --------------   --------------    -----
                                                  (LB)     (KG)    (IN)     (M)      MAC
------------------------------------------------------------------------------------------
MANUFACTURER'S WEIGHT EMPTY (BARE)                [***]    [***]   [***]    [***]    [***]
------------------------------------------------------------------------------------------
Build Up to Type Spec                             [***]    [***]   [***]    [***]
      Basic Passenger Seat (20 Pairs)             [***]    [***]   [***]    [***]
      Forward Flight Attendant Seat               [***]    [***]   [***]    [***]
      Entrance Storage Compartment                [***]    [***]   [***]    [***]
      Galley (G1)                                 [***]    [***]   [***]    [***]
      Left Hand Windscreen                        [***]    [***]   [***]    [***]
      Right Hand Windscreen                       [***]    [***]   [***]    [***]
      Cabin Carpet                                [***]    [***]   [***]    [***]
      Lavatory                                    [***]    [***]   [***]    [***]
      Class "C" Baggage Compartment               [***]    [***]   [***]    [***]
      Installed Options (Basic)                   [***]    [***]   [***]    [***]


                                       29
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                                                   Initials
                                                   Buyer______ Bombardier_______

      Emergency Equipment (Basic)                 [***]            [***]

------------------------------------------------------------------------------------------
M.W.E DELIVERED (TYPE SPEC)                       [***]    [***]   [***]    [***]    [***]
------------------------------------------------------------------------------------------
Customized Mesa Air Group Outfitting              [***]    [***]   [***]    [***]
      Installed Options

------------------------------------------------------------------------------------------
M. W. E. DELIVERED (MESA AIR GROUP)               [***]    [***]   [***]    [***]    [***]
------------------------------------------------------------------------------------------
Addition of Unusable Fuel & Engine Oil            [***]    [***]   [***]    [***]
      Unusable Fuel                               [***]    [***]   [***]    [***]
         Main Tanks (12.4 USG)                    [***]    [***]   [***]
         Center Tank (2.1 USG)                    [***]
      Engine Oil (5.8 USG)

------------------------------------------------------------------------------------------
TRUE EMPTY WEIGHT                                 [***]    [***]   [***]    [***]    [***]
------------------------------------------------------------------------------------------
                                                  [***]    [***]   [***]    [***]
Addition of Operating Items                       [***]    [***]   [***]    [***]
                                                  [***]    [***]   [***]    [***]
Flight & Cabin Crew                               [***]    [***]   [***]    [***]
      Pilot & Copilot                             [***]    [***]   [***]    [***]
      Forward Attendant                           [***]    [***]   [***]    [***]
      Flight Manuals                              [***]    [***]   [***]    [***]
      FORWARD LEFT-HAND WARDROBE (STRUCT.)        [***]    [***]   [***]    [***]
      AFT LEFT-HAND STORAGE UNIT                  [***]    [***]   [***]    [***]
      AFT FILLER (RIGHT AND LEFT SIDE)            [***]    [***]   [***]    [***]
                                                  [***]    [***]   [***]    [***]
Galley inserts & Consumables                      [***]    [***]   [***]    [***]
      Galley G1                                   [***]    [***]   [***]    [***]
         1/2 Size Waste Cart (1 unit)             [***]    [***]   [***]    [***]
         Standard Container (9 units)             [***]    [***]   [***]    [***]
         Beverage Maker (2 units)                                  [***]    [***]
      Storage (Galley G2)
         Forward Right-hand Storage Unit
         Standard Container (2 units)
      Galley Aft Bulkhead with Return Catering
      Consumables
         Galley G1
         Galley G2
Galley Water (8 USG)
Lavatory Water (5 USG)
Toilet Fluids (2.3 USG)
------------------------------------------------------------------------------------------
O.W.E. (EST.)                                     [***]    [***]   [***]    [***]    [***]
O.W.E. (GUARANTEE)                                [***]    [***]                     [***]




                                       30
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                                                   Initials
                                                   Buyer______ Bombardier_______

5.0     PERFORMANCE GUARANTEE CONDITIONS


5.1 All guaranteed performance data are based on the ICAO International Standard Atmosphere (ISA) unless noted otherwise. Altitudes are pressure altitudes.


5.2      Take-off and landing performance are based on the requirements of FAR
         25.


5.3 Take-off and landing performance guarantees are based on operation from hard surfaced, level and dry runways with no wind, no obstacles and no line-up allowance unless noted otherwise and with anti-skid and automatic spoilers operative.


5.4 When establishing the take-off and second segment performance, no air shall be bled from the engine(s) for cabin air conditioning or anti-icing and APR shall be armed and available when one engine fails. The APU shall be off.


5.5 Speed, specific air range, and the climb, cruise, and descent portion of the mission guarantee include allowance for normal engine bleed and power extraction. Normal engine bleed is defined as that bleed required to maintain a cabin pressure altitude not exceeding [***] feet at the maximum operating altitude with an average cabin ventilation rate of not less than [***] ft(3)/min and a cabin temperature of 72(degree)F.


5.6 Normal power extraction assumes the use of electrical services such as to require a power level of 24 Kilowatts, total, to be provided with both engines operative and of 15 Kilowatts to be provided with one engine inoperative.


5.7 Fuel density is assumed to be [***] pounds / US gallon. All performance guarantees are based on the use of a fuel with a lower heating value
         (LHV) of [***] BTU / pound and on an Aircraft centre of gravity location of [***] % of the mean aerodynamic chord.


5.8 All guarantees are contingent upon engine acceptance test performance acceptable to BRAD and are applicable to a new airframe - engine combination only.



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                                                   Initials
                                                   Buyer______ Bombardier_______

6.0     GUARANTEE COMPLIANCE


6.1 Compliance with take-off and landing performance guarantees shall be demonstrated by reference to the approved FAA Airplane Flight Manual adjusted to reflect any differences due to change in certification requirements or interpretation thereof.


6.2 Compliance with speed, specific air range and mission performance guarantees shall be established by calculations based on [***] measurements of specific air range at different altitude, weight and speed combinations to be agreed by BRAD and the Customer. This compliance will be obtained for a Customer Aircraft and will be demonstrated by reference to the Flight Planning and Cruise Control Manual adjusted to reflect flight test data measurements.


6.3 A compliance report containing speed and specific air range performance based on flight test data agreed in 6.2 will be furnished to the Customer.


6.4 The Aircraft will be weighed as necessary prior to and after the flight during which performance checks are conducted. The standard production instrumentation or a special instrumentation system furnished by BRAD will be used to measure speed and specific air range. A fuel sample will be collected prior to flight to establish density and lower heating value (refer to 5.7).


6.5 If speed and the arithmetic average of three measures of specific air range data is demonstrated to have achieved compliance with the performance guarantees no further demonstration will be required.


6.6 Data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the performance guarantees. In the event that changes are introduced to the Aircraft which affect the performance guarantees contained herein, BRAD shall adjust the compliance referred to in paragraph 6.3 above accordingly.

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                                                   Initials
                                                   Buyer______ Bombardier_______

7.0     REMEDIES


7.1 In the event a shortfall in the guarantees contained herein, Bombardier reserves the right to carry out additional flight test measurements on a subsequent Aircraft, which may be specially instrumented for this purpose, with the objective of identifying accurately the cause of the shortfall and to develop corrective measures. Such measures shall be developed within a period of twelve (12) months from discovery and identification of a shortfall (or such other longer period as may be mutually agreed in view of the corrective measures involved).


7.2 If, during the period commencing at delivery of the First Aircraft and expiring [***] years later, the guaranteed Operating Weight Empty mentioned herein is exceeded as a result of (a) Airworthiness Directives, or (b) Service Bulletins recommended by Bombardier as necessary either to correct a defect that is the fault of Bombardier or Bombardier"s supplier, restore reliability or maintainability to guaranteed levels, or maintain performance specified herein, c) Regulatory Changes, d) permitted changes, then:

         1)       [***]

         2)       [***]

             (i) Bombardier and Buyer will promptly meet to verify the allegation of the deficiency.

             (ii) If the allegation is found to be true and a deficiency is acknowledged, then Bombardier will promptly initiate steps to correct the deficiency, and

             (iii) Until such time as the identified and acknowledged deficiency is corrected Bombardier will provide to Buyer as liquidated damages and not as a penalty (the "Weight Remedy") credit memoranda (or cash less any amounts owed to Bombardier by Buyer), to be used for the purchase of goods and services from Bombardier in amounts based on the following formula:


         Remedy = [***]

         Where:

         Remedy = The amount Bombardier shall pay Buyer as liquidated damages and not as a penalty, in the form of spare parts and/or services credit memorandum, per calendar year that the Buyer operates

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                                                   Initials
                                                   Buyer______ Bombardier_______
                  each Aircraft during which the guarantee has been broken. Remedy shall begin the year in which the Operating Weight Empty discrepancy has been discovered, subject to a maximum for the term of this guarantee of per Aircraft.

         [***] [***] [***] [***] [***]

         In the event the CG limits change which results in reduced payload capability for each affected Aircraft, a remedy shall apply as liquidated damages and not as a penalty, which shall be computed by applying the same formula as the Weight Remedy, except that the WI shall be the number of pounds of ballast (only the amount of ballast which results in exceedance of the guaranteed Operating Weight Empty) required to restore original CG limits to each affected Aircraft.

         If Buyer adds to or modifies the Aircraft for reasons other than those given in the previous paragraph, with the result being an increase in the Operating Weight Empty, then the Parties shall amend the Guaranteed Operating Weight Empty.


7.3 Bombardier's maximum exposure under this Article 7.2 is [***] and in no event, will Bombardier's payout under this Article 7.2 exceed such amount.


8.0 In the event of termination of the Agreement and/or the Supplement, this Annex shall become automatically null and void.

9.0 The provisions of this Annex are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

10.0 This Annex constitutes an integral part of the Supplement and is subject to the terms and conditions contained therein.

11.0 Should there be any inconsistency between this Annex and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Annex shall prevail


APPENDIX A: NOMINAL PERFORMANCE

     For flight planning and economic studies purposes, Canadair believes that Nominal Performance payload can be used. The Nominal Performance relates to performance level published in the approved FAA Airplane Flight Manual and in the Flight Planning and Cruise Control Manual applicable to the Customer aircraft.

     These Nominal Performances are not guarantees and are not subject to guarantee compliance specified in paragraph 6.0.

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                                                   Initials
                                                   Buyer______ Bombardier_______

     Considering the mission description specified above in 3.5.4 and the fixed quantities specified above in 3.5.5, the Nominal maximum number of passengers that can be carried for flight planning purposes is presented in the table below for each route.




Case    FROM    TO     Route    Average    Equiv.       Cruise      NOM.
#                      Dist.    winds      still air    pressure    MAX.
                       (nm)     (kts)      dist.        altitude    PASSENGERS
                                           (nm)         (100 ft)

1       DRO     DEN    224      -13        232          [***]       [***]
2       DEN     DRO    283      -48        324          [***]       [***]
3       DEN     EGE    118      -54        139          [***]       [***]
4       EGE     DEN    130      4          128          [***]       [***]
5       DEN     BHM    999      29         931          [***]       [***]
6       BHM     DEN    967      -84        1218         [***]       [***]
7       DEN     BUF    1190     27         1114         [***]       [***]
8       BUF     DEN    1196     -79        1482         [***]       [***]
9       DEN     BZN    589      -67        707          [***]       [***]
10      BZN     DEN    508      10         494          [***]       [***]
11      DEN     DAY    964      29         898          [***]       [***]
12      DAY     DEN    964      -84        1212         [***]       [***]
13      DEN     ELP    514      -33        561          [***]       [***]
14      ELP     DEN    534      -28        576          [***]       [***]
15      DEN     FAR    583      -13        603          [***]       [***]
16      FAR     DEN    591      -45        667          [***]       [***]
17      DEN     GRR    890      22         842          [***]       [***]
18      GRR     DEN    897      -77        1105         [***]       [***]

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                                                   Initials
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

Case    FROM    TO     Route    Average    Equiv.       Cruise      NOM.
#                      Dist.    winds      still air    pressure    MAX.
                       (nm)     (kts)      dist.        altitude    PASSENGERS
                                           (nm)         (100 ft)
19      DEN     GSO    1240     35         1139         [***]       [***]
20      GSO     DEN    1280     -89        1631         [***]       [***]
21      DEN     GTF    552      -64        658          [***]       [***]
22      GTF     DEN    553      8          540          [***]       [***]
23      DEN     HSV    919      29         856          [***]       [***]
24      HSV     DEN    928      -86        1174         [***]       [***]
25      DEN     JAN    883      22         835          [***]       [***]
26      JAN     DEN    872      -80        1084         [***]       [***]
27      DEN     MSN    753      17         721          [***]       [***]
28      MSN     DEN    753      -74        921          [***]       [***]
29      DEN     MSO    616      -68        741          [***]       [***]
30      MSO     DEN    625      13         604          [***]       [***]
31      DEN     PNS    1129     24         1064         [***]       [***]
32      PNS     DEN    1121     -80        1391         [***]       [***]
33      DEN     RDU    1290     36         1183         [***]       [***]
34      RDU     DEN    1327     -89        1691         [***]       [***]
35      DEN     ROC    1236     27         1157         [***]       [***]
36      ROC     DEN    1245     -80        1543         [***]       [***]
37      DEN     SBN    852      24         803          [***]       [***]
38      SBN     DEN    857      -79        1064         [***]       [***]
39      DEN     SDF    907      30         842          [***]       [***]
40      SDF     DEN    935      -86        1183         [***]       [***]
41      DEN     TYS    1023     32         946          [***]       [***]
42      TYS     DEN    1046     -87        1329         [***]       [***]
43      DEN     ASE    97       -41        109          [***]       [***]
44      ASE     DEN    97       0          97           [***]       [***]
45      PHX     BHM    1274     36         1169         [***]       [***]


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                                                   Initials
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

Case    FROM    TO     Route    Average    Equiv.       Cruise      NOM.
#                      Dist.    winds      still air    pressure    MAX.
                       (nm)     (kts)      dist.        altitude    PASSENGERS
                                           (nm)         (100 ft)
46      BHM     PHX    1306     -86        1652         [***]       [***]
47      PHX     BUF    1669     26         1569         [***]       [***]
48      BUF     PHX    1680     -76        2058         [***]       [***]
49      PHX     BZN    999      -40        1108         [***]       [***]
50      BZN     PHX    997      -17        1042         [***]       [***]
51      PHX     DAY    1400     28         1307         [***]       [***]
52      DAY     PHX    1408     -79        1745         [***]       [***]
53      PHX     ELP    330      15         316          [***]       [***]
54      ELP     PHX    311      -72        384          [***]       [***]
55      PHX     FAR    1133     -7         1154         [***]       [***]
56      FAR     PHX    1127     -45        1269         [***]       [***]
57      PHX     GRR    1381     19         1317         [***]       [***]
58      GRR     PHX    1387     -71        1677         [***]       [***]
59      PHX     GSO    1676     37         1535         [***]       [***]
60      GSO     PHX    1691     -87        2143         [***]       [***]
61      PHX     GTF    862      -40        957          [***]       [***]
62      GTF     PHX    860      -15        894          [***]       [***]
63      PHX     HSV    1260     35         1158         [***]       [***]
64      HSV     PHX    1285     -85        1623         [***]       [***]
65      PHX     JAN    1172     34         1080         [***]       [***]
66      JAN     PHX    1140     -84        1435         [***]       [***]
67      PHX     MSN    1295     14         1249         [***]       [***]
68      MSN     PHX    1295     -67        1548         [***]       [***]
69      PHX     MSO    836      -46        945          [***]       [***]
70      MSO     PHX    833      -9         853          [***]       [***]
71      PHX     PNS    1351     36         1239         [***]       [***]
72      PNS     PHX    1381     -85        1742         [***]       [***]


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

Case    FROM    TO     Route    Average    Equiv.       Cruise      NOM.
#                      Dist.    winds      still air    pressure    MAX.
                       (nm)     (kts)      dist.        altitude    PASSENGERS
                                           (nm)         (100 ft)
73      PHX     RDU    1659     38         1516         [***]       [***]
74      RDU     PHX    1736     -89        2213         [***]       [***]
75      PHX     ROC    1720     26         1617         [***]       [***]
76      ROC     PHX    1728     -76        2117         [***]       [***]
77      PHX     SBN    1321     22         1252         [***]       [***]
78      SBN     PHX    1332     -74        1625         [***]       [***]
79      PHX     SDF    1343     30         1249         [***]       [***]
80      SDF     PHX    1340     -82        1675         [***]       [***]
81      PHX     TYS    1401     35         1287         [***]       [***]
82      TYS     PHX    1426     -86        1801         [***]       [***]
83      PHX     DRO    319      -6         324          [***]       [***]
84      DRO     PHX    310      -53        361          [***]       [***]
85      PHX     EGE    530      -13        549          [***]       [***]
86      EGE     PHX    466      -47        529          [***]       [***]
87      PHX     DSM    1003     12         972          [***]       [***]
88      DSM     PHX    1011     -67        1210         [***]       [***]
89      PHX     FAT    484      -67        584          [***]       [***]
90      FAT     PHX    467      9          456          [***]       [***]
91      PHX     ASE    426      -11        439          [***]       [***]
92      ASE     PHX    426      -49        487          [***]       [***]



Supplement 1 to MPA 497                                   Revision Date: 8/13/01
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                                                   Initials
                                                   Buyer______ Bombardier_______

                                     ANNEX 7

[***]

1.0 Bombardier agrees to provide [***] for an additional [***] CRJ 200 Aircraft ( the "CRJ 200 [***] ")


         Buyer shall have the right to purchase the [***] on the same terms and conditions as applicable to the Option Aircraft which are described in the applicable supplement, subject to the condition that the Scheduled Delivery Months for the [***] shall be offered to Buyer subject to availability.

2.0      [***]

3.0 The provisions of this Annex are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0 This Annex constitutes an integral part of the Supplement and is subject to the terms and conditions contained therein.

5.0 Should there be any inconsistency between this Annex and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Annex shall prevail





                                       39
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                                                   Initials
                                                   Buyer______ Bombardier_______

                             SUPPLEMENT NO. PA-497-2

                                       TO

                      MASTER PURCHASE AGREEMENT NO. PA-497

                                     BETWEEN

                                 BOMBARDIER INC.

                                       AND

                              MESA AIR GROUP, INC.

This Supplement when accepted and agreed to by Mesa Air Group, Inc. (the "Buyer") will become part of the Master Purchase Agreement No. PA-497 entered into between BOMBARDIER INC., a Canadian corporation represented by Bombardier Aerospace, Regional Aircraft having offices at 123 Garratt Boulevard, Downsview, Ontario, Canada ("Bombardier") and Mesa Air Group, Inc. ("Buyer") dated the 30th day of April, 2001 (the "Agreement") and will evidence the further agreement of the parties with respect to the matters set forth herein.

The provisions of the Agreement shall apply to the Bombardier products purchased and sold in accordance with this Supplement. All capitalized terms herein, unless defined herein, shall have the same respective meanings given to them in the Agreement. This Supplement is subject to the provisions of the Agreement, all of which are incorporated herein, provided that in the event of any inconsistency between the provision of the Agreement and the provisions of this Supplement, the latter shall take precedence.


ARTICLE 1.0       SUBJECT MATTER OF SALE

ARTICLE 1 SUPPLEMENTS TO ARTICLE 2 OF THE AGREEMENT

1.1      CRJ-700 Aircraft

         Subject to the provisions of the Agreement and this Supplement, Bombardier will sell and Buyer will purchase Twenty (20) firm aircraft model CL-600-2C10 CRJ-700 Aircraft manufactured pursuant to Type Specification number RAD-670-100 Rev. C dated December 1999 noted in Annex 1 hereto as same may be modified from time to time in accordance with the Agreement and this Supplement (the "Specification") as supplemented to reflect the incorporation of the Buyer selected optional features ("Buyer Selected Optional Features") set forth in Annex 1 and 2 hereto. This Supplement shall also apply to all option model CL-600-2C10 CRJ-700 aircraft purchased in accordance with Annex 3 of this Supplement


                                       1
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
         2 (the firm aircraft and the option aircraft referred to in this Article 1.1 herein after collectively referred to as the "Aircraft").

ARTICLE 2.0       PRICE

ARTICLE 2 SUPPLEMENTS ARTICLE 4 OF THE AGREEMENT.

2.1      (a)      The base price for each of the CRJ-700 Aircraft (excluding the
         Buyer Selected Optional Features) Ex Works (Incoterms 2000) Bombardier's facilities in Dorval, Quebec is [***] expressed in [***] dollars.

         (b) The base price of the Buyer Selected Optional Features for the CRJ-700 is [***] expressed in [***] dollars.

         The Aircraft base price for the CRJ-700 Aircraft shall be the base price for the Aircraft as stated in paragraph 2.1 (a), plus the base price of the Buyer Selected Optional Features as stated in paragraph
         2.1 (b) ("CRJ-700 Base Price").

2.2 The price of the CRJ-700 Aircraft on the Scheduled Delivery Date shall be the CRJ-700 Base Price adjusted for changes made pursuant to Article 11 (only with respect to those changes for which a price adjustment is permitted) of the Agreement and any Non-CRJ Regulatory Changes pursuant to Article 8A.1 of the Agreement, and further adjusted to the Delivery Date to reflect economic fluctuations during the period from [***] to the Delivery Date of each Aircraft ("Aircraft Purchase Price"). Such adjustments shall be in accordance with the [***] and [***] ; and provided further that when adjusted, the Aircraft Purchase Price shall in no case be lower than the CRJ-700 Base Price, as stipulated in
         Article 2.1 herein.




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ARTICLE 3.0       DELIVERY PROGRAM

ARTICLE 3 SUPPLEMENTS ARTICLE 6 OF THE AGREEMENT.

3.1 The Aircraft set forth in Column 1 shall be offered for inspection and acceptance to Buyer at Bombardier's facility in Montreal, Quebec during the months set forth in Column 2 (the "Scheduled Delivery Dates").

                      COLUMN # 1                               COLUMN # 2
         First CRJ-700 Firm Aircraft                      [***]          [***]
         Second CRJ-700 Firm Aircraft                     [***]          [***]
         Third CRJ-700 Firm Aircraft                      [***]          [***]
         Fourth CRJ-700 Firm Aircraft                     [***]          [***]
         Fifth CRJ-700 Firm Aircraft                      [***]          [***]
         Sixth CRJ-700 Firm Aircraft                      [***]          [***]
         Seventh CRJ-700 Firm Aircraft                    [***]          [***]
         Eighth CRJ-700 Firm Aircraft                     [***]          [***]
         Ninth CRJ-700 Firm Aircraft                      [***]          [***]
         Tenth CRJ-700 Firm Aircraft                      [***]          [***]
         Eleventh CRJ-700 Firm Aircraft                   [***]          [***]
         Twelfth CRJ-700 Firm Aircraft                    [***]          [***]
         Thirteenth CRJ-700 Firm Aircraft                 [***]          [***]
         Fourteenth CRJ-700 Firm Aircraft                 [***]          [***]
         Fifteenth CRJ-700 Firm Aircraft                  [***]          [***]
         Sixteenth CRJ-700 Firm Aircraft                  [***]          [***]
         Seventeenth CRJ-700 Firm Aircraft                [***]          [***]
         Eighteenth CRJ-700 Firm Aircraft                 [***]          [***]
         Nineteenth CRJ-700 Firm Aircraft                 [***]          [***]
         Twentieth CRJ-700 Firm Aircraft                  [***]          [***]

3.2 Buyer shall have the right to convert Buyer's obligation to purchase any or all of the last five (5) scheduled deliveries of CRJ-700 Aircraft to the obligation to purchase Canadair Regional Jet Series 900 aircraft (on the same terms as provided in the Agreement and the applicable supplement for the purchase of CRJ-900 Aircraft exercisable on a per Aircraft basis by delivery of notice to Bombardier not less than [***] prior to the first day of the Scheduled Delivery Month of the CRJ-700 Aircraft to which such conversion notice relates. Upon delivery of such conversion notice, Buyer shall have no further obligation to purchase the CRJ-700 Aircraft to which such notice relates and the deposit paid by Buyer with respect to such CRJ-700 Aircraft shall become the deposit for the CRJ-900 Aircraft purchased in lieu, thereof.


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
ARTICLE 4.0       DELIVERY DELAYS

ARTICLE 4 SUPPLEMENTS ARTICLES 9 AND 14 OF THE AGREEMENT.

4.1 If delivery of the CRJ-700 Aircraft is delayed [***] or by causes not excused under Article 13.1 of the Agreement, Bombardier shall pay liquidated damages as set forth in Article 9.6 or Article 14, as applicable, as calculated therein, in the amount of [***] for each day of delay, to a maximum of [***] for any such delayed Aircraft.

ARTICLE 4.2 SUPPLEMENTS ARTICLE 14.1 OF THE AGREEMENT.

4.2 The grace period referred to in Article 14.1 of the Agreement is [***] business days from the Readiness Date during the twelve (12) calendar month period beginning with the delivery month of the first CRJ-700 Aircraft, and [***] business days from the Readiness Date thereafter.






                                       4
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
ARTICLE 5.0       SPARE PARTS

ARTICLE 5.0 SUPPLEMENTS 2.6.1 OF ANNEX A OF THE AGREEMENT.

For a period of [***] years from the date of delivery of the first CRJ-700 Aircraft, Bombardier shall [***] the prices in the Bombardier Spare Parts Catalogue for all purchases for the CRJ-700 Aircraft made by Buyer during such period by [***] . In addition, for a period of [***] years beginning on the date of delivery of the first Aircraft, Bombardier shall provide to Buyer a discount from the Bombardier Spare Parts Catalogue list prices for all purchases by Buyer of not less than [***] below list price.







                                       5
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
ARTICLE 6.0       PRODUCT ENHANCEMENTS

Bombardier agrees to provide Buyer with a [***] discount in the price of any product enhancements [***] developed and sold by Bombardier within [***] years of execution of the Agreement.






                                       6
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                                                   Initials
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
ARTICLE 7.0       PERFORMANCE DATA


Bombardier agrees to provide Buyer upon request, without further revision service, performance data (CR00-291) for the CRJ-700 Aircraft [***]







In witness whereof this Supplement was signed on the date written hereof:



For and on behalf of                         For and on behalf of


MESA AIR GROUP, INC.                         BOMBARDIER INC.
                                             Bombardier Aerospace





Signed: ____________________                 Signed: ____________________
        Jonathan Ornstein                            H. Anne Woodyatt
        Chairman/CEO                                 Director, Contracts
        Mesa Air Group, Inc.                         Regional Aircraft






                                       7
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
                                     ANNEX 1


                                  SPECIFICATION




--------------------------------------------------------------------------------
                            NUMBER RAD-670-100 REV. C

                                  DECEMBER 1999
--------------------------------------------------------------------------------





                                       8
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                                                   Initials
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
                                     ANNEX 2


                        BUYER SELECTED OPTIONAL FEATURES

CR NO.                         ITEM DESCRIPTION
--------------------------------------------------------------------------------
   CR#                              TITLE                                  [***]
--------------------------------------------------------------------------------
00-213       Certification - FAA (FAR 25)                                  [***]
00-215       MTOW - 75,000 Lb  (Extended Range Version)                    [***]
11-200       Paint Scheme - Complex / Multiple                             [***]
21-201       Baggage - Temperature Control In Aft Comp't                   [***]
21-209       Air Conditioning - Ground Cart Connection                     [***]
23-231       VHF Comm - Third Radio Provisions (Collins)                   [***]
23-250       SELCAL System (Coltec)                                        [***]
25-03-201    Interior Finish & Decor - Custom Carpets                      [***]
25-03-202    Interior Finish & Decor - Custom Curtains                     [***]
25-03-203    Interior Finish & Decor - Custom Bulkheads                    [***]
25-21-274    PAX Seats - Business Class (Two Rows)                         [***]
25-22-201    PAX Seat - In-Arm Meal Trays (4 Seat Pair)                    [***]
25-22-203    PAX Seat - Leather Dress Covers (29 Seat Pairs)               [***]
25-22-204    PAX Seat - Recline Feature                                    [***]
25-24-212    Wardrobe - LH Forward with Roll-Up Door & Galley Workshelf    [***]
25-24-221    Storage Compartment - Rh Storage With Roll Up Door            [***]
25-25-211    Partition - Fixed Hard Class Divider (3 Abreast)              [***]
25-290       Baggage - Underfloor Retrieval System                         [***]
25-31-201    G1 Galley - Provisions For Snack And Hot Beverage Service     [***]
25-31-204    Galley - Storable Workshelf                                   [***]
25-34-201    Trolley - Atlas Std Half Size (Qty 4)                         [***]
25-34-203    Trolley - Waste, Atlas Std Half Size (Qty 1)                  [***]
25-34-210    Beverage Maker - Atlas Std (APC, Qty 2)                       [***]
31-271       Datalink - Provisions For Allied Signal                       [***]
33-203       Lights - Red Beacon                                           [***]
34-228       GPWS - Enhanced (Allied Signal)                               [***]
34-235       FMS - Single, ACARS Compatible (Collins FMS-4200)             [***]
34-250       GPS - Single (Collins GPS-4000)                               [***]
34-260       Radio Altimeter - Second (Collins)                            [***]
34-262       Altimeter-Baro Setting Flashing At 18,000 Ft.                 [***]
35-201       Oxygen - PAX Extended Duration Chemical Generators            [***]
38-210       Water - Forward System (For Galley 1)                         [***]
79-201       Engine Oil - Remote Replenishment System                      [***]
             TOTAL TECHNICAL FEATURES                                      [***]



                                       9
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                                                   Initials
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
                                     ANNEX 3

                                 OPTION AIRCRAFT


1.0 Bombardier hereby agrees to grant Buyer the option to purchase an additional Twenty (20) CRJ-700 Aircraft as described in Article 1 of this Supplement (the "Option Aircraft") for the benefit of Buyer under the following general conditions:

         1.1 The price for each of the CRJ-700 Option Aircraft ("CRJ-700 Option Aircraft Purchase Price") shall be the CRJ-700 Base Price adjusted for changes made pursuant to Article 11 of the Agreement (only with respect to changes for which a price adjustment is permitted) and any Non-CRJ Regulatory Changes pursuant to Article 8A of the Agreement, and further adjusted to the Delivery Date to reflect [***] to the Delivery Date of each CRJ-700 Option Aircraft. Such adjustments shall be based on the economic adjustment formula as stated in Appendix 1 to the Agreement ("Economic Adjustment Formula") [***] but when adjusted, the CRJ-700 Option Aircraft Purchase Price shall in no case be lower than the CRJ-700 Base Price, as stipulated in
                  Article 2.1 herein.

         1.2 Buyer shall exercise its right to purchase the CRJ-700 Option Aircraft by providing to Bombardier with a definitive irrevocable written notice of exercise no later than [***] prior to the Scheduled Delivery Month of the first CRJ-700 Option Aircraft (the "Exercise Date") accompanied by the Option Deposit (as defined in Article 1.3 herein) for the applicable CRJ-700 Option Aircraft. The option to purchase the applicable Option Aircraft shall become null and void in the event Buyer fails to give such notice of exercise by the Exercise Date.

         1.3 Buyer shall pay to Bombardier a deposit of [***] for the applicable CRJ-700 Option Aircraft (the "Option Deposit") on the exercise of the option for such CRJ-700 Option Aircraft.

         1.4 The Scheduled Delivery Months of the Option Aircraft are as follows:


         First CRJ-700 Option Aircraft              [***]        [***]
         Second CRJ-700 Option Aircraft             [***]        [***]
         Third CRJ-700 Option Aircraft              [***]        [***]
         Fourth CRJ-700 Option Aircraft             [***]        [***]
         Fifth CRJ-700 Option Aircraft              [***]        [***]
         Sixth CRJ-700 Option Aircraft              [***]        [***]
         Seventh CRJ-700 Option Aircraft            [***]        [***]
         Eighth CRJ-700 Option Aircraft             [***]        [***]


                                       10
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

         Ninth CRJ-700 Option Aircraft              [***]        [***]
         Tenth CRJ-700 Option Aircraft              [***]        [***]
         Eleventh CRJ-700 Option Aircraft           [***]        [***]
         Twelfth CRJ-700 Option Aircraft            [***]        [***]
         Thirteenth CRJ-700 Option Aircraft         [***]        [***]
         Fourteenth CRJ-700 Option Aircraft         [***]        [***]
         Fifteenth CRJ-700 Option Aircraft          [***]        [***]
         Sixteenth CRJ-700 Option Aircraft          [***]        [***]
         Seventeenth CRJ-700 Option Aircraft        [***]        [***]
         Eighteenth CRJ-700 Option Aircraft         [***]        [***]
         Nineteenth CRJ-700 Option Aircraft         [***]        [***]
         Twentieth CRJ-700 Option Aircraft          [***]        [***]

2.0 Upon exercise of Buyer's right to purchase the CRJ-700 Option Aircraft, the parties shall deem all definitions, terms and conditions of the Agreement and this Supplement as being applicable to the purchase of the CRJ-700 Option Aircraft, unless expressly noted otherwise.

[***]

4.0 The provisions of this Annex are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

5.0 This Annex constitutes an integral part of the Supplement and is subject to the terms and conditions contained therein.









                                       11
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                                                   Initials
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
                                     ANNEX 4

                           AIRCRAFT CREDIT MEMORANDUM

1.0 Bombardier shall issue to Buyer a credit memorandum in the amount of [***] (the "CRJ-700 Credit Memorandum") expressed in [***] United States Dollars, concurrent with the actual delivery and the payment in full of the balance of the CRJ-700 Aircraft purchase price payable on delivery of each firm or option CRJ-700 Aircraft (as reduced by the amount of the CRJ-700 Credit Memorandum). The CRJ-700 Credit Memorandum shall be adjusted to the date of delivery to reflect economic fluctuations during the period from [***] to the respective delivery date of the applicable CRJ-700 Aircraft. [***] . Each CRJ-700 Credit Memorandum shall be applied by Buyer and Bombardier to reduce the balance of the purchase price on delivery of the firm or option CRJ-700 Aircraft to which it relates.

[***]

3.0 The provisions of this Annex are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0 This Annex constitutes an integral part of the Supplement and is subject to the terms and conditions contained therein.

5.0 Should there be any inconsistency between this Annex and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Annex shall prevail.





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                                     ANNEX 5

                            INTENTIONALLY LEFT BLANK





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                                     ANNEX 6

                     CRJ-700 AIRCRAFT PERFORMANCE GUARANTEES


1.0      AIRCRAFT CONFIGURATION

         The guarantees listed below are based on the CRJ-700ER Series 701 Aircraft configuration as defined in Bombardier Aerospace Type Specification RAD-670-100 issue C, and equipped with GE CF34-8C1 engines as defined in GE document CF34-8C1 Installation Manual reference GEK 105093. The weight data corresponds to the [***] MTOW design weight option. Appropriate adjustments shall be made for any changes in configuration of the Aircraft which have been approved by the Buyer and Bombardier Aerospace, Regional Aircraft ("Bombardier") or otherwise allowed by the Purchase Agreement and which cause changes to the performance of the Aircraft.

2.0      AIRPORT CONDITIONS

         All maximum take-off weight calculations are based on the conditions described below:

         - Take-off with zero bleeds, APU on
         - APR armed
         - Dry runway
         - Wind                         : 0 kts
         - Clearway                     : 0 ft
         - Stopway                      : 0 ft
         - Flaps                        : optimum 8 or 20 deg
         - Line-up allowance            : 82 ft (25 m)
         - Obstacles are defined from start of runway


         Airport           : PHX, PHOENIX SKY HARBOR INTL
         Runway            : 26R
         Slope             : -0.227 %
         TORA              : 11000 ft
         Elev.             : 1133 ft
         Temper.           : 109(degree)F
         Obst.             :        #         distance (ft)       height (ft)
                                    1         11960               -8


         Airport           : CVG, CINCINNATI / NORTHERN KY INTL
         Runway            : 09
         Slope             : -0.03 %
         TORA              : 10000 ft


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         Elev.             : 897 ft
         Temper.           : 45(degree)F
         Obst.             :        #         distance (ft)       height (ft)
                                    1         12156               76
                                    2         12989               102
                                    3         14354               77
                                    4         15190               103
                                    5         54587               250
                                    6         56785               250


         Airport           : MEM, MEMPHIS INTL
         Runway            : 09
         Slope             : 0.436 %
         TORA              : 8936 ft
         Elev.             : 335 ft
         Temper.           : 54(degree)F
         Obst.             :        #         distance (ft)       height (ft)
                                    1         10037               51
                                    2         10590               69
                                    3         11843               92
                                    4         14059               137
                                    5         25062               186


         Airport           : MEX, LIC BENITO JUAREZ INTL
         Runway            : 05R
         Slope             : 0.071 %
         TORA              : 12796 ft
         Elev.             : 7341 ft
         Temper.           : 80(degree)F and 72(degree)F
         Obst.             : none


         Airport           : YYC, CALGARY INTL
         Runway            : 16
         Slope             : -0.103 %
         TORA              : 12675 ft
         Elev.             : 3557 ft
         Temper.           : 33(degree)F


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         Obst.             :        #         distance (ft)       height (ft)
                                    1         13690               -2
                                    2         14040               10
                                    3         44342               119


         Airport           : DSM, DES MOINES INTL
         Runway            : 13L
         Slope             : 0.500 %
         TORA              : 9001 ft
         Elev.             : 957 ft
         Temper.           : 38(degree)F
         Obst.             :        #         distance (ft)       height (ft)
                                    1         9675                52
                                    2         9918                55
                                    3         10486               68
                                    4         11148               81


         Airport           : TUL, TULSA INTL
         Runway            : 18L
         Slope             : 0.17 %
         TORA              : 10000 ft
         Elev.             : 677 ft
         Temper.           : 52(degree)F
         Obst.             :        #         distance (ft)       height (ft)
                                    1         11417               37




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3.0      PERFORMANCE GUARANTEE


3.1      TAKE-OFF PERFORMANCE

         FAR take-off field length, at a take-off gross weight of [***] kg) at the start of ground run, at Phoenix elevation (1133 ft) with zero runway slope, no obstacles, zero wind, ISA conditions, flaps 20o, shall be not more than 5950 feet (1813 m).

3.2      LANDING PERFORMANCE

         FAR landing field length, at a landing weight of[***] kg), Phoenix elevation (1133 ft), ISA conditions, no obstacles, shall be not more than [***] feet ([***] m).

3.3      SPEED

         Level flight airspeed at [***] kg) gross weight, at a pressure altitude of [***] ft, using maximum cruise thrust with A.C.U. bleeds only, in ISA conditions shall not be less than [***] M, [***] knots ([***] km/hr).

3.4      SPECIFIC AIR RANGE

         The nautical air miles per pound of fuel in ISA conditions, at [***] ft pressure altitude, at an aircraft gross weight of [***] lb ([***] kg), at a true Mach number of [***] M shall be not less than [***] nam/lb ([***] km/kg).

3.5      MISSION PERFORMANCE

3.5.1    MAXIMUM RANGE GUARANTEE

         When operated under the conditions specified below with the fixed quantities and allowances specified in paragraph 3.5.3, the maximum still air range (stage length) out of Phoenix shall be not less than [***] nautical miles when carrying a fixed payload of [***] lb equivalent to[***] passengers at [***] lb.

         The maximum take-off weight out of Phoenix (PHX) is based on the conditions specified in paragraph 2.0 and is in compliance with FAR 25 take-off requirements.

         The mission is flown in ISA conditions throughout.

         Climb is made starting at [***] ft to [***] ft initial cruise pressure altitude using a climb speed schedule of [***] KCAS/[***] M ([***] KCAS is maintained until the altitude where M is reached).

         Initial cruise is at [***] ft pressure altitude at an average cruise Mach number of [***] M. Thrust during cruise is not to exceed maximum cruise thrust.



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         Step climb is made starting at [***] ft to ft final cruise pressure altitude using a climb speed schedule of [***] KCAS/ [***] M.

         Final cruise is at [***] ft pressure altitude at an average cruise Mach number of [***] M.

         Descent is made from [***] ft pressure altitude to sea level using a descent speed schedule of [***] M / [***] CAS.

         The fixed fuel reserves, per paragraph 3.5.3, are [***] lb.

3.5.2    BLOCK FUEL AND MAXIMUM PAYLOAD GUARANTEES

         When operated under the conditions specified in paragraph 3.5.2.1 with the fixed quantities and allowances specified in paragraph 3.5.3, the maximum number of passengers shall not be less than and block fuel burnt shall not be more than the values presented in Table 1 below for each mission.


                   TABLE 1: PAYLOAD AND BLOCK FUEL GUARANTEES


FROM             TO     Route    Average    Equiv.       Cruise       NUMBER OF    BLOCK FUEL    Fixed Fuel
                        Dist.    winds      still air    pressure     PASSEN-      (LB)          Reserves
                        (nm)     (kts)      range        altitude     GERS                       (lb)
                                            (nm)         (100 ft)
PHX              CVG    1360     5          1344         370          [***]        [***]         [***]
PHX              MEM    1095     -1         1097         370          [***]        [***]         [***]
PHX              MEX    1088     -10        1114         370          [***]        [***]         [***]
PHX              YYC    1064     -11        1093         390          [***]        [***]         [***]
PHX              DSM    997      6          982          370          [***]        [***]         [***]
PHX              TUL    810      0          810          370          [***]        [***]         [***]
CVG              PHX    1360     -84        1696         350 / 390    [***]        [***]         [***]
MEM              PHX    1095     -88        1385         350 / 390    [***]        [***]         [***]
MEX              PHX    1088     -55        1251         390          [***]        [***]         [***]
(80(degree)F)
MEX              PHX    1088     -55        1252         350 / 390    [***]        [***]         [***]
(72(degree)F)
YYC              PHX    1064     -9         1087         370          [***]        [***]         [***]
DSM              PHX    997      -71        1201         350 / 390    [***]        [***]         [***]
TUL              PHX    810      -83        1014         390          [***]        [***]         [***]



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3.5.2.1  MISSION DESCRIPTION

         The equivalent still air range (stage length) is the actual route distance corrected for the average winds. Head winds are negative.

         The maximum take-off weight for each departure airport ("from") is based on the conditions specified in paragraph 2.0 and is in compliance with FAR 25 take-off requirements.

         The missions are flown in ISA conditions throughout.

         Climb is made starting at the airport elevation to the initial cruise pressure altitude specified in Table 1 above using a climb speed schedule of [***] KCAS/ [***] M.

         Cruise is at the pressure altitude specified in Table 1 at an average cruise Mach number of [***] M. Thrust during cruise is not to exceed maximum cruise thrust.

         When a second cruise pressure altitude is specified in Table 1, a [***] ft step climb from the first to the second pressure altitude is made using a climb speed schedule of [***] KCAS/ [***] M. It is followed by a cruise at the second pressure altitude at an average cruise Mach number of [***] M.

         Descent is made from the final cruise pressure altitude in Table 1 to sea level using a descent speed schedule of [***] M / [***] KCAS.

3.5.3    FIXED QUANTITIES AND ALLOWANCE

         For the purpose of this guarantee the following are fixed quantities and allowances:

             -   15 minutes engine start and taxi out fuel                 [***]

             -   1 minute take-off fuel including acceleration             [***]
                 to initial climb speed (no distance credit)

             -   5 minute approach and landing fuel (no distance credit)   [***]

             -   10 minutes taxi in fuel: taken from the reserves          [***]

             - Usable reserve fuel remaining upon completion of landing phase, based on the reserve profile specified below:

                 1) 100 nm (185 km) diversion including:

                   i) climb from destination airport elevation to optimum altitude at a speed of [***] KCAS

                   ii)  cruise at optimum altitude at long range cruise speed
                        (LRC)

                   iii) descent to sea level at a speed of [***] KCAS.

                 2) plus fuel equivalent to [***] minute hold at [***] feet and minimum drag speed (VMD).

         The stage length is defined as the sum of the climb, cruise and descent distances.



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         M denotes true Mach number.

         Block fuel includes engine start, taxi out, take-off, climb, cruise, step climb, descent, approach and landing and taxi in.

         The maximum payload and fuel burn guarantees are based on the fixed estimated Operating Weight Empty (O.W.E.) of [***] lb ([***] kg) and on the passenger weight allowance of [***] lb ([***] kg).







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4.0      WEIGHTS


4.1      MAXIMUM ZERO FUEL WEIGHT GUARANTEE

         The Maximum Zero Fuel Weight (M.Z.F.W.) shall not be less than [***] lb ([***] kg).

4.2      MAXIMUM LANDING WEIGHT GUARANTEE

         The Maximum Landing Weight (M.L.W.) shall not be less than [***] lb ([***] kg).

4.3      MAXIMUM TAKE-OFF WEIGHT GUARANTEE

         The Maximum Take-off Weight (M.T.O.W.) shall not be less than [***] lb ([***] kg).

4.4      OPERATING WEIGHT EMPTY AND CENTER OF GRAVITY GUARANTEES

         The Operating Weight Empty is guaranteed to not exceed [***] lb. Included within this guarantee are weight and center of gravity allowances for operating items listed below and customer defined options described below. Should these allowances differ from the actual values at delivery, appropriate corrections are to be made to the guaranteed weight (i.e. the Seller can not guarantee the weight of these allowances).


         The center of gravity (CG) range at O.W.E. shall have a maximum forward limit of [***] . % of Mean Aerodynamic Chord (MAC) and a maximum aft limit of [***] % MAC (subject to the appropriate corrections noted above).


                    TABLE 2: OPERATING WEIGHT EMPTY BUILD-UP

                               ITEM                                      WEIGHT             CG                  %
                           DESCRIPTION
                                                                     (LB)    (KG)      (IN)       (M)          MAC
--------------------------------------------------------------------------------------------------------------------
MANUFACTURER'S WEIGHT EMPTY (BARE)                                   [***]   [***]     [***]      [***]        [***]
--------------------------------------------------------------------------------------------------------------------
Economy Class Seat                                                   [***]   [***]     [***]      [***]
Business Class Seat                                                  [***]   [***]     [***]      [***]
                                                                     [***]   [***]     [***]      [***]
                                                                     [***]   [***]     [***]      [***]
Entrance Storage Compartment                                         [***]   [***]     [***]      [***]
                                                                     [***]   [***]     [***]      [***]
                                                                     [***]   [***]     [***]      [***]
Galley (G1)                                                          [***]   [***]     [***]      [***]
                                                                     [***]   [***]     [***]      [***]
LH Wardrobe (26 in.)                                                 [***]   [***]     [***]      [***]

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

Forward RH Storage Compartment

Cabin Carpet

Aft Lavatory

Emergency Equipment (Basic)
Installed Options
----------------------------------------------------------------------------------------------------------------------
M.W.E DELIVERED (MESA AIR)                                           [***]   [***]     [***]      [***]        [***]
----------------------------------------------------------------------------------------------------------------------
                                                                     [***]   [***]     [***]      [***]
Addition of Unusable Fuel & Engine Oil                               [***]   [***]     [***]      [***]
Unusable Fuel (21.5 USG)
Engine Oil (5.8 USG)
----------------------------------------------------------------------------------------------------------------------
TRUE EMPTY WEIGHT                                                    [***]   [***]     [***]      [***]        [***]
----------------------------------------------------------------------------------------------------------------------
                                                                     [***]   [***]     [***]      [***]
Addition of Operating Items                                          [***]   [***]     [***]      [***]
                                                                     [***]   [***]     [***]      [***]
Flight & Cabin Crew                                                  [***]   [***]     [***]      [***]
Pilot & Copilot                                                      [***]   [***]     [***]      [***]
Cockpit Crew Baggage (20 lb/person)                                  [***]   [***]     [***]      [***]
Flight Manuals                                                       [***]   [***]     [***]      [***]
                                                                     [***]   [***]     [***]      [***]
                                                                     [***]   [***]     [***]      [***]


Galley inserts & Consumables
Galley G1
4 1/2 Size Meal/Beverage Cart
1 1/2 Size Waste Cart
2 Beverage Maker

Galley Water (11 USG)
Lavatory Water (10 USG)
Toilet Fluids (2.3 USG)
----------------------------------------------------------------------------------------------------------------------
MINIMUM FLIGHT WEIGHT                                                [***]   [***]     [***]      [***]        [***]
----------------------------------------------------------------------------------------------------------------------
                                                                     [***]   [***]     [***]      [***]
Consumables                                                          [***]   [***]     [***]      [***]
Galley G1                                                            [***]   [***]     [***]      [***]
                                                                     [***]   [***]     [***]      [***]
Forward Attendant
Aft Attendant
Cabin Crew Baggage (20 lb/person)

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

O.W.E. (EST.)                                                        [***]   [***]     [***]      [***]        [***]
O.W.E. (GUARANTEE)                                                   [***]   [***]

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5.0       PERFORMANCE GUARANTEE CONDITIONS


5.1 All guaranteed performance data are based on the ICAO International Standard Atmosphere (ISA) unless noted otherwise. Altitudes are pressure altitudes.

5.2 FAR take-off and landing performance are based on the requirements of FAR 25 amended with FAA NPRM 93-8 document.

5.3 Take-off and landing performance guarantees are based on operation from hard surfaced, level and dry runways with no wind, no line-up allowance and no obstacle unless noted otherwise and with anti-skid and automatic spoilers operative.

5.4 When establishing the take-off performance, no air shall be bled from the engine(s) for cabin air conditioning or anti-icing and APR shall be armed and available when one engine fails. The APU shall be on.

5.5 Speed, specific air range, and the climb, cruise, and descent portion of the mission guarantee include allowance for normal engine bleed and power extraction. Normal engine bleed is defined as the bleed required to maintain a cabin pressure altitude not exceeding [***] feet at the maximum operating altitude with an average cabin ventilation rate of not less than [***] /min ([***] m3 /min) and a cabin temperature of [***] C).

5.6 Normal power extraction assumes a load of 45 HP per engine with both engines operative and a load of 65 HP with one engine inoperative.

5.7 Fuel density is assumed to be [***] pounds / US gallon ([***] kg/l). All performance guarantees are based on the use of a fuel with a lower heating value (LHV) of [***] BTU / pound ([***] kilojoules/kg) and on an Aircraft centre of gravity location of [***] % of the mean aerodynamic chord.

5.8 All guarantees are contingent upon engine acceptance test performance acceptable to Bombardier Aerospace, Regional Aircraft and are applicable to a new airframe - engine combination only.

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6.0      GUARANTEE COMPLIANCE


6.1 Compliance with take-off and landing performance guarantees shall be demonstrated by reference to the approved Transport Canada Aircraft Flight Manual adjusted to reflect any differences due to change in certification requirements or interpretation thereof.


6.2 Compliance with speed, specific air range and mission performance guarantees shall be established by calculations based on flight test data obtained for an aircraft configuration similar to that defined by this specification and shall be demonstrated by reference to the Flight Planning and Cruise Control Manual. In addition, at Buyer's request, compliance with the specific air range guarantee of paragraph 3.4 will be verified by flight test during the acceptance flight on no more than two aircraft. Seller will provide a test report to Buyer no later than 15 days after the test. Buyer must notify the Seller of the aircraft to be flight tested no later than two months before delivery.


6.3 Data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the performance guarantees.


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7.0      REMEDIES


7.1 In the event a shortfall in the guarantees contained herein, Bombardier reserves the right to carry out additional flight test measurements on a subsequent Aircraft, which may be specially instrumented for this purpose, with the objective of identifying accurately the cause of the shortfall and to develop corrective measures. Such measures shall be developed within a period of twelve (12) months from discovery and identification of a shortfall (or such other longer period as may be mutually agreed in view of the corrective measures involved).


7.2 If, during the period commencing at delivery of the First Aircraft and expiring [***] years later, the guaranteed Operating Weight Empty mentioned herein is exceeded as a result of (a) Airworthiness Directives, or (b) Service Bulletins recommended by Bombardier as necessary either to correct a defect that is the fault of Bombardier or Bombardier"s supplier, restore reliability or maintainability to guaranteed levels, or maintain performance specified herein, c) Regulatory Changes, d) permitted changes, then :


         1)       [***]

         2)       [***] ;

                  (i) Bombardier and Buyer will promptly meet to verify the allegation of the deficiency.

                  (ii) If the allegation is found to be true and a deficiency is acknowledged, then Bombardier will promptly initiate steps to correct the deficiency, and

                  (iii) Until such time as the identified and acknowledged deficiency is corrected Bombardier will provide to Buyer as liquidated damages and not as a penalty (the "Weight Remedy") credit memoranda (or cash less any amounts owed to Bombardier by Buyer), to be used for the purchase of goods and services from Bombardier in amounts based on the following formula:


         Remedy = [***]

         Where:

         Remedy    =       The amount Bombardier shall pay Buyer as liquidated
                           damages and not as a penalty, in the form of spare parts and/or services

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                           credit memorandum, per calendar year that the Buyer
                           operates each Aircraft during which the guarantee has been broken. Remedy shall begin the year in which the Operating Weight Empty discrepancy has been discovered, subject to a maximum for the term of this guarantee of $100,000 per Aircraft.

         [***] [***] [***] [***] [***]

         In the event the CG limits change which results in reduced payload capability for each affected Aircraft, a remedy shall apply as liquidated damages and not as a penalty, which shall be computed by applying the same formula as the Weight Remedy, except that the WI shall be the number of pounds of ballast (only the amount of ballast which results in exceedance of the guaranteed Operating Weight Empty) required to restore original CG limits to each affected Aircraft.

         If Buyer adds to or modifies the Aircraft for reasons other than those given in the previous paragraph, with the result being an increase in the Operating Weight Empty, then the Parties shall amend the Guaranteed Operating Weight Empty.


7.3 Bombardier's maximum exposure under this Article 7.2 is $[***] and in no event, will Bombardier's payout under this Article 7.2 exceed such amount.


8.0 In the event of termination of the Agreement and/or the Supplement, this Annex shall become automatically null and void.

9.0 The provisions of this Annex are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

10.0 This Annex constitutes an integral part of the Supplement and is subject to the terms and conditions contained therein.

11.0 Should there be any inconsistency between this Annex and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Annex shall prevail


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                                     ANNEX 7

                            Intentionally Left Blank


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                                     ANNEX 8

                                      [***]


1.0      [***]

2.0      [***]

3.0 The provisions of this Annex are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0 This Annex constitutes an integral part of the Supplement and is subject to the terms and conditions contained therein.

5.0 Should there be any inconsistency between this Annex and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Annex shall prevail

                                       29

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                             SUPPLEMENT NO. PA-497-3

                                       TO

                      MASTER PURCHASE AGREEMENT NO. PA-497

                                     BETWEEN

                                 BOMBARDIER INC.

                                       AND

                              MESA AIR GROUP , INC.


This Supplement when accepted and agreed to by Mesa Air Group, Inc. (the "Buyer") will become part of the Master Purchase Agreement No. PA-497 entered into between BOMBARDIER INC., a Canadian corporation represented by Bombardier Aerospace, Regional Aircraft having offices at 123 Garratt Boulevard, Downsview, Ontario, Canada ("Bombardier") and Mesa Air Group, Inc. ("Buyer") dated the 30th day of April, 2001 (the "Agreement") and will evidence the further agreement of the parties with respect to the matters set forth herein.


The provisions of the Agreement shall apply to the Bombardier products purchased and sold in accordance with this Supplement. All capitalized terms herein, unless defined herein, shall have the same respective meanings given to them in the Agreement. This Supplement is subject to the provisions of the Agreement, all of which are incorporated herein, provided that in the event of any inconsistency between the provision of the Agreement and the provisions of this Supplement, the latter shall take precedence.


ARTICLE 1.0                SUBJECT MATTER OF SALE

ARTICLE 1 SUPPLEMENTS TO ARTICLE 2 OF THE AGREEMENT

1.1      CRJ-900 Aircraft


         Subject to the provisions of the Agreement and this Supplement, Bombardier will sell and Buyer will purchase Twenty (20) CRJ-900 firm Aircraft pursuant to Type Specification number RAD-690-100 dated December 1999 noted in Annex 1 hereto as same may be augmented from time to time with a complete CRJ-900 type specification to be defined and delivered to Buyer no later than six (6) months prior to the Scheduled Delivery Month of Buyer's first CRJ-900 Aircraft in accordance with the Agreement and this Supplement (the "Specification") as supplemented to reflect the incorporation of the Buyer selected optional features ("Buyer Selected Optional Features") set forth in Annex 1 and 2 hereto. This Supplement shall also apply to all option CRJ-900 purchased in accordance with

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         Annex 3 of this Supplement 3 (the firm aircraft and the option aircraft referred to in this Article 1.1 hereinafter collectively referred to as the "Aircraft").



ARTICLE  2.0      PRICE

ARTICLE 2 SUPPLEMENTS ARTICLE 4 OF THE AGREEMENT.


2.1      (a)      The base price for each of the CRJ-900 Aircraft (excluding the
                  Buyer Selected Optional Features) Ex Works (Incoterms 2000)
                  Bombardier's facilities in Dorval, Quebec is [***] ) expressed in July 1, 2000 Dollars.


         (b) The base price of the Buyer Selected Optional Features for the CRJ-900 is [***] expressed in [***] Dollars.


                  The Aircraft base price for the CRJ-900 Aircraft shall be the base price for the Aircraft as stated in paragraph 2.1 (a), plus the base price of the Buyer Selected Optional Features as stated in paragraph 2.1 (b) ("CRJ-900 Base Price").

2.2 The price of the CRJ-900 Aircraft on the Scheduled Delivery Date shall be the CRJ-900 Base Price adjusted for changes made pursuant to
          Article 11 (only with respect to those changes for which a price adjustment is permitted) of the Agreement and any Non-CRJ Regulatory Changes pursuant to Article 8A.1 of the Agreement, and further adjusted to the Delivery Date to reflect economic fluctuations during the period from [***] to the Delivery Date of each Aircraft ("Aircraft Purchase Price"). Such adjustments shall be in accordance [***] shall be made with respect to the period by which delivery of the Aircraft was delayed as a result of such Excusable Delay, and [***] , with respect to the period by which delivery of the Aircraft was delayed as a result of such Non-Excusable Delay; and provided further that when adjusted, the Aircraft Purchase Price shall in no case be lower than the CRJ-900 Base Price, as stipulated in Article 2.1 herein.

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ARTICLE  3.0      DELIVERY PROGRAM

ARTICLE 3 SUPPLEMENTS ARTICLE 6 OF THE AGREEMENT.


3.1 The Aircraft set forth in Column 1 shall be offered for inspection and acceptance to Buyer at Bombardier's facility in Montreal, Quebec during the quarterly periods set forth in Column 2, Bombardier shall also provide Scheduled Delivery Months for the CRJ-900 Aircraft in calendar months with notice of no less than [***] prior to the first day of the calendar quarter in which the first scheduled delivery is to occur .

                              COLUMN # 1                                  COLUMN # 2
          First CRJ-900 Aircraft                                [***]                  [***]
          Second CRJ-900 Aircraft                               [***]                  [***]
          Third CRJ-900 Aircraft                                [***]                  [***]
          Fourth CRJ-900 Aircraft                               [***]                  [***]
          Fifth CRJ-900 Aircraft                                [***]                  [***]
          Sixth CRJ-900 Aircraft                                [***]                  [***]
          Seventh CRJ-900 Aircraft                              [***]                  [***]
          Eighth CRJ-900 Aircraft                               [***]                  [***]
          Ninth CRJ-900 Aircraft                                [***]                  [***]
          Tenth CRJ-900 Aircraft                                [***]                  [***]
          Eleventh CRJ-900 Aircraft                             [***]                  [***]
          Twelfth CRJ-900 Aircraft                              [***]                  [***]
          Thirteenth CRJ-900 Aircraft                           [***]                  [***]
          Fourteenth CRJ-900 Aircraft                           [***]                  [***]
          Fifteenth CRJ-900 Aircraft                            [***]                  [***]
          Sixteenth CRJ-900 Aircraft                            [***]                  [***]
          Seventeenth CRJ-900 Aircraft                          [***]                  [***]
          Eighteenth CRJ-900 Aircraft                           [***]                  [***]
          Nineteenth CRJ-900 Aircraft                           [***]                  [***]
          Twentieth CRJ-900 Aircraft                            [***]                  [***]


3.2 Buyer shall have the right to convert Buyer's obligation to purchase any or all of the last five (5) scheduled deliveries of CRJ-900 Aircraft to the obligation to purchase Canadair Regional Jet Series 700 aircraft (on the same terms as provided in the Agreement for the purchase of CRJ-700 Aircraft exercisable on a per Aircraft basis by delivery of notice to Bombardier not less than [***] prior to the first day of the Scheduled Delivery Month of the CRJ-900 Aircraft to which such conversion notice relates. Upon delivery of such conversion notice, Buyer shall have no further obligation to purchase the CRJ-900 Aircraft to which such notice relates and the deposit paid by Buyer with respect to such CRJ-900 Aircraft shall become the deposit for the CRJ-700 Aircraft purchased in lieu thereof.

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3.3       As the CRJ-900 is a new aircraft type, if initial Transport Canada or
          FAA type certification of the CRJ-900 Aircraft type is delayed, Bombardier reserves the right to defer on one occasion the CRJ-900 Aircraft Delivery Dates of any CRJ-900 Aircraft so affected by [***] from the Scheduled Delivery Month of the applicable Aircraft dues as a direct result of any delays in obtaining Transport Canada or FAA type certification of the CRJ-900 Aircraft or the effects thereof, if any, or directives from either of the said authorities resulting in additional work required on the said Aircraft by the airworthiness authorities in order to meet airworthiness regulations, by providing Buyer with [***] prior written notice. Bombardier agrees that, in the event of such a delay, it shall use commercially reasonable efforts to resume the originally agreed upon delivery schedule as soon as practicable thereafter, and, until such schedule is resumed, Bombardier shall; (i) [***] shall also provide Scheduled Delivery Months for the CRJ-900 Aircraft in calendar months with notice of no less than [***] prior notice to the first day of the calendar quarter in which the first scheduled delivery is to occur.

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ARTICLE  4.0      DELIVERY  DELAYS

ARTICLE 4 SUPPLEMENTS ARTICLES 9 AND 14 OF THE AGREEMENT.

4.1 If delivery of the CRJ-900 Aircraft is delayed [***] or by causes not excused under Article 13.1 of the Agreement ,Bombardier shall pay liquidated damages as set forth in Article 9.6 or 14 as applicable; as calculated therein, in the amount of [***] of delay , to a maximum of [***] for any such delayed Aircraft.

ARTICLE 4.2 SUPPLEMENTS ARTICLE 14.1 OF THE AGREEMENT.

4.2 The grace period referred to in Article 14.1 of the Agreement is [***] business days from the Readiness Date of the applicable Aircraft for the first delivery of the CRJ-900 Aircraft, [***] from the Readiness Date during the [***] calendar month period beginning with the delivery month of the first CRJ-900 Aircraft, and [***] from the Readiness Date thereafter.

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ARTICLE  5.0               SPARE PARTS

ARTICLE 5.0 SUPPLEMENTS 2.6.1 OF ANNEX A OF THE AGREEMENT.

For a period of [***] from the date of delivery of the first CRJ-700 Aircraft, Bombardier shall [***] for all purchases for the CRJ-900 Aircraft made by Buyer during such period[***] . In addition, for a period of [***] beginning on the date of delivery of the first Aircraft, Bombardier shall provide to Buyer a discount from the Bombardier Spare Parts Catalogue list prices for all purchase by Buyer of not less than [***] below list price.

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ARTICLE 6.0                PRODUCT ENHANCEMENTS

[***]

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ARTICLE 7.0                PERFORMANCE DATA

Bombardier agrees to provide Buyer upon request, without further revision service, performance data (CR00-491) for the CRJ-900 Aircraft in the form of [***]

In witness whereof this Supplement was signed on the date written hereof:



For and on behalf of                           For and on behalf of


MESA AIR GROUP, INC.                           BOMBARDIER INC.
                                               Bombardier Aerospace



Signed: ____________________                   Signed: ____________________
          Jonathan Ornstein                            H. Anne Woodyatt
          Chairman/CEO                                 Director, Contracts
          Mesa Air Group, Inc.                         Regional Aircraft

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                                     ANNEX 1


                                  SPECIFICATION



                               Number RAD-690-100
                               Dated December 1999

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                                     ANNEX 2

                        BUYER SELECTED OPTIONAL FEATURES

CR NO.                     ITEM DESCRIPTION
------                     ----------------
  CR#                                 TITLE                                                                          [***]
00-213                 Certification - FAA (FAR 25)                                                                  [***]
00-415                 MTOW - 82 500 LB (Extended Range Version)                                                     [***]
11-400                 Exterior Paint & Placards/Markings - Complex/Multiple                                         [***]
21-201                 Baggage - Temperature Control in Aft Comp't                                                   [***]
21-209                 Air Conditioning -  - Ground Cart Connection                                                  [***]
23-231                 VHF Comm - Third Radio Provisions (Collins)                                                   [***]
23-250                 SELCAL - Single System (Coltec)                                                               [***]
25-03-401              Interior Finish & Decor - Custom Carpets                                                      [***]
25-03-402              Interior Finish & Decor - Custom Curtains                                                     [***]
25-03-403              Interior Finish & Decor - Custom Bulkheads                                                    [***]
25-21-474              PAX Seats - 3 Abreast Business Class (Two Rows)                                               [***]
25-22-401              PAX Seats - In-Arm Meal Trays (Six Seat Pair)                                                 [***]
25-22-403              PAX Seats - Leather Dress Covers (36 Seat Pairs)                                              [***]
25-22-404              PAX Seats - Reclining Feature                                                                 [***]
25-24-410              Wardrobe - LH Forward with Roll-Up Door                                                       [***]
25-31-401              G1 Galley - Provisions For Snack & Hot Beverage Service (5 Trolleys)                          [***]
25-31-404              Galley - Storable Workshelf, Plug In (Each)                                                   [***]
25-34-401              Trolley - Atlas Std. Half Size (Qty 5)                                                        [***]
25-34-402              Stowage Unit - Atlas Std. (Qty 7)                                                             [***]
25-34-403              Trolley - Waste, Atlas Std. Half Size (Qty 1)                                                 [***]
25-34-410              Beverage Maker - Atlas Std (APC, Qty 4)                                                       [***]
25-35-403              G5 Galley - Provisions For Snack & Hot Beverage Service                                       [***]
25-490                 Baggage - Underfloor Retrieval System                                                         [***]
31-471                 Datalink - Provisions For Allied Signal                                                       [***]
33-203                 Lights - Red Beacon                                                                           [***]
34-235                 FMS - Single, ACARS Compatible (Collins FMS-4200)                                             [***]
34-250                 GPS - Single (Collins GPS-4000)                                                               [***]
34-260                 Radio Altimeter-Second (Collins)                                                              [***]
34-262                 Altimeter-Baro Setting Flashing At 18,000 Ft.                                                 [***]
34-428                 GPWS - Enhanced (Allied Signal)                                                               [***]
35-401                 Oxygen - PAX Extended Duration Chemical Generators                                            [***]
38-401                 Water - Aft System (For G5 Galley & Aft Lav.                                                  [***]
38-410                 Water - Forward System (G1 Galley & Lav)                                                      [***]
79-201                 Engine Oil - Remote Replenishment System                                                      [***]

                       TOTAL TECHNICAL FEATURES                                                                      [***]

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                                     ANNEX 3

                                 OPTION AIRCRAFT


1.0 Bombardier hereby agrees to grant Buyer the option to purchase an additional Twenty (20) CRJ-900 Aircraft as described in Article 1 of this Supplement (the "Option Aircraft") for the benefit of Buyer under the following general conditions:


         1.1 The price for each of the CRJ-900 Option Aircraft ("CRJ-900 Option Aircraft Purchase Price") shall be the [***] but when adjusted, the CRJ-900 Option Aircraft Purchase Price shall in no case be lower than the CRJ-900 Base Price, as stipulated in
                  Article 2.1 herein.

         1.2 Buyer shall exercise its right to purchase the CRJ-900 Option Aircraft by providing to Bombardier with a definitive irrevocable written notice of exercise no later than [***] prior to the Scheduled Delivery Month of the first CRJ-900 Option Aircraft (the "Excercise Date") accompanied by the Option Deposit (as defined in Article 1.3 herein) for the applicable CRJ-900 Option Aircraft. The option to purchase the applicable Option Aircraft shall become null and void in the event Buyer fails to give such notice of exercise by the Exercise Date.


         1.3 Buyer shall pay to Bombardier a deposit of [***] for the applicable CRJ-900 Option Aircraft (the "Option Deposit") on the exercise of the option for such CRJ-900 Option Aircraft.

         1.4 The Scheduled Delivery Months of the Option Aircraft are as follows:

                First CRJ-900 Option Aircraft                       [***]                 [***]
                Second CRJ-900 Option Aircraft                      [***]                 [***]
                Third CRJ-900 Option Aircraft                       [***]                 [***]
                Fourth CRJ-900 Option Aircraft                      [***]                 [***]
                Fifth CRJ-900 Option Aircraft                       [***]                 [***]
                Sixth CRJ-900 Option Aircraft                       [***]                 [***]
                Seventh CRJ-900 Option Aircraft                     [***]                 [***]
                Eighth CRJ-900 Option Aircraft                      [***]                 [***]
                Ninth CRJ-900 Option Aircraft                       [***]                 [***]
                Tenth CRJ-900 Option Aircraft                       [***]                 [***]
                Eleventh CRJ-900 Option Aircraft                    [***]                 [***]
                Twelfth CRJ-900 Option Aircraft                     [***]                 [***]
                Thirteenth CRJ-900 Option Aircraft                  [***]                 [***]
                Fourteenth CRJ-900 Option Aircraft                  [***]                 [***]

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
                Fifteenth CRJ-900 Option Aircraft                   [***]                 [***]
                Sixteenth CRJ-900 Option Aircraft                   [***]                 [***]
                Seventeenth CRJ-900 Option Aircraft                 [***]                 [***]
                Eighteenth CRJ-900 Option Aircraft                  [***]                 [***]
                Nineteenth CRJ-900 Option Aircraft                  [***]                 [***]
                Twentieth CRJ-900 Option Aircraft                   [***]                 [***]


2.0 Upon exercise of Buyer's right to purchase the CRJ-900 Option Aircraft, the parties shall deem all definitions, terms and conditions of the Agreement and this Supplement as being applicable to the purchase of the CRJ-900 Option Aircraft, unless expressly noted otherwise.
[***]

4.0 The provisions of this Annex are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

5.0 This Annex constitutes an integral part of the Supplement and is subject to the terms and conditions contained therein.

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
                                     ANNEX 4

                           AIRCRAFT CREDIT MEMORANDUM


1.0 Bombardier shall issue to Buyer a credit memorandum in the amount of [***] (the "CRJ-900 Credit Memorandum") expressed in [***] United States Dollars, concurrent with the actual delivery and the payment in full of the balance of the CRJ-900 Aircraft purchase price payable on delivery of each firm or option CRJ-900 Aircraft (as reduced by the amount of the CRJ-900 Credit Memorandum). The CRJ-900 Credit Memorandum shall be adjusted to the date of delivery to reflect economic fluctuations during the period from [***] to the respective delivery date of the applicable CRJ-900 Aircraft. [***] . Each firm or option CRJ-900 Credit Memorandum shall be applied by Buyer and Bombardier to reduce the balance of the purchase price payable on delivery of the CRJ-900 Aircraft to which it relates.


2.0      [***]

3.0 The provisions of this Annex are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0 This Annex constitutes an integral part of the Supplement and is subject to the terms and conditions contained therein.

5.0 Should there be any inconsistency between this Annex and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Annex shall prevail.

                                       13
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                                     ANNEX 5

               CRJ-900 AIRCRAFT LAUNCH CUSTOMER CREDIT MEMORANDUM


1.0 As a special consideration at the time of actual delivery of and concurrent with Buyer's payment of the purchase price for each CRJ-900 Aircraft (after deduction therefrom of the amount of the applicable CRJ-900 Launch Credit) of Buyer being a launch CRJ-900 Aircraft customer in North America, Bombardier shall issue to Buyer a special CRJ-900 Firm Aircraft launch customer credit memorandum (the CRJ-900 Launch Credit") in the amount of [***] per CRJ-900 Firm Aircraft. The CRJ-900 Launch Credit shall be issued in [***] United States Dollars and shall be adjusted to the date of delivery to reflect economic fluctuations during the period from July 1, 2000 to the respective delivery date of the applicable CRJ-900 Firm Aircraft in accordance with the Economic Adjustment Formula set forth in Appendix 1 to the Agreement, [***] . The CRJ-900 Launch Credit shall be applied by Buyer and Bombardier to reduce the balance of the purchase price payable on delivery of the CRJ-900 Firm Aircraft to which it relates.


2.0 In the event of termination of the Agreement and/or the Supplement, this Annex shall become automatically null and void.

3.0 The provisions of this Annex are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0 This Annex constitutes an integral part of the Supplement and is subject to the terms and conditions contained therein.

6.0 Should there be any inconsistency between this Annex and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Annex shall prevail.

                                       14
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                                     ANNEX 6

                     CRJ-900 AIRCRAFT PERFORMANCE GUARANTEES


1.0      AIRCRAFT CONFIGURATION


         The guarantees listed below are based on the CRJ-900 Aircraft configuration as defined in Bombardier Aerospace Type Specification RAD-690-100 issue NC, and equipped with GE CF34-8C5 engines as defined in GE Engines Performance Model L0073X. The weight data corresponds to the [***] lb ([***] ) MTOW design weight option. Appropriate adjustments shall be made for any changes in configuration of the Aircraft which have been approved by the Buyer and Bombardier Aerospace, Regional Aircraft ("Bombardier") or otherwise allowed by the Purchase Agreement and which cause changes to the performance of the Aircraft.


2.0      AIRPORT CONDITIONS

         All maximum take-off weight calculations are based on the conditions described below:

         - Take-off with zero bleeds, APU on
         - APR armed
         - Dry runway
         - Wind : 0kts
         - Clearway                     : 0 ft
         - Stopway                      : 0 ft
         - Flaps                        :  optimum 8 or 20 deg
         - Line-up allowance            : 82 ft (25 m)
         - Obstacles are defined from start of runway


         Airport           : PHX , PHOENIX SKY HARBOR INTL
         Runway            : 26R
         Slope             : -0.227 %
         TORA              : 11000 ft
         Elev.             : 1133 ft
         Temper.           : 109(deg.)F
         Obst.             :     #    distance (ft)           height (ft)
                                 1    11960                   -8

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         Airport           : CVG, CINCINNATI / NORTHERN KY INTL
         Runway            : 09
         Slope             : -0.03 %
         TORA              : 10000 ft
         Elev.             :  897 ft
         Temper.           : 45(deg.)F
         Obst.             :      #      distance (ft)          height (ft)
                                  1      12156                  76
                                  2      12989                  102
                                  3      14354                  77
                                  4      15190                  103
                                  5      54587                  250
                                  6      56785                  250


         Airport           : MEM, MEMPHIS INTL
         Runway            : 09
         Slope             : 0.436 %
         TORA              : 8936 ft
         Elev.             : 335 ft
         Temper.           : 54(deg.)F
         Obst.             :      #      distance (ft)           height (ft)
                                  1      10037                   51
                                  2      10590                   69
                                  3      11843                   92
                                  4      14059                   137
                                  5      25062                   186


         Airport           : MEX, LIC BENITO JUAREZ INTL
         Runway            : 05R
         Slope             : 0.071 %
         TORA              : 12796 ft
         Elev.             : 7341 ft
         Temper.           : 80(deg.)F and 72(deg.)F
         Obst.             : none


         Airport           : YYC, CALGARY INTL
         Runway            : 16
         Slope             : -0.103 %

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         TORA              : 12675 ft
         Elev.             : 3557 ft
         Temper.           : 33(deg.)F
         Obst.             :   #       distance (ft)          height (ft)
                               1       13690                  -2
                               2       14040                  10
                               3       44342                  119






         Airport           : DSM , DES MOINES INTL
         Runway            : 13L
         Slope             : 0.500 %
         TORA              : 9001 ft
         Elev.             :  957 ft
         Temper.           : 38(deg.)F
         Obst.             :   #       distance (ft)          height (ft)
                               1       9675                   52
                               2       9918                   55
                               3       10486                  68
                               4       11148                  81






         Airport           : TUL, TULSA INTL
         Runway            : 18L
         Slope             : 0.17 %
         TORA              : 10000 ft
         Elev.             :  677 ft
         Temper.           : 52(deg.)F
         Obst.             :   #       distance (ft)          height (ft)
                               1       11417                  37


                                       17

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3.0      PERFORMANCE GUARANTEE


3.1      TAKE-OFF PERFORMANCE

         FAR take-off field length, at a take-off gross weight of [***] lb ([***] kg) at the start of ground run, at Phoenix elevation ([***] ft) with zero runway slope, no obstacles, zero wind, ISA conditions, flaps 20o, shall be not more than [***] feet ([***] m).

3.2      LANDING PERFORMANCE

         FAR landing field length, at a landing weight of [***] lb ([***] kg), Phoenix elevation ([***] ft), ISA conditions, no obstacles, shall be not more than [***] feet ([***] m).

3.3      SPEED

         Level flight airspeed at [***] lb ([***] kg) gross weight, at a pressure altitude of [***] ft, using maximum cruise thrust with A.C.U. bleeds only, in ISA conditions shall not be less than [***] M, [***] knots ([***] km/hr).

3.4      SPECIFIC AIR RANGE

         The nautical air miles per pound of fuel in ISA conditions, at [***] ft pressure altitude, at an aircraft gross weight of [***] lb ([***] kg), at a true Mach number of [***] M shall be not less than [***] nam/lb ([***] km/kg).

3.5      MISSION PERFORMANCE

3.5.1    MAXIMUM RANGE GUARANTEE

         When operated under the conditions specified below with the fixed quantities and allowances specified in paragraph 3.5.3, the maximum still air range (stage length) out of Phoenix shall be not less than [***] nautical miles when carrying a fixed payload of [***] lb equivalent to [***] passengers at [***] lb.

         The maximum take-off weight out of Phoenix (PHX) is based on the conditions specified in paragraph 2.0 and is in compliance with FAR 25 take-off requirements.

         The mission is flown in ISA conditions throughout.

         Climb is made starting at [***] ft to [***] ft pressure altitude using a climb speed schedule of [***] KCAS/ [***] M ([***] KCAS is maintained until the altitude where [***] M is reached).

                                       18
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         Cruise is at [***] ft pressure altitude at an average cruise Mach number of [***] M. Thrust during cruise is not to exceed maximum cruise thrust.

         Descent is made from [***] ft pressure altitude to sea level using a descent speed schedule of [***] M / [***] KCAS.

         The fixed fuel reserves, per paragraph 3.5.3, are [***] lb.

3.5.2    BLOCK FUEL AND MAXIMUM PAYLOAD GUARANTEES

         When operated under the conditions specified in paragraph 3.5.2.1 with the fixed quantities and allowances specified in paragraph 3.5.3, the maximum number of passengers shall not be less than and block fuel burnt shall not be more than the values presented in Table 1 below for each mission.


                   TABLE 1: PAYLOAD AND BLOCK FUEL GUARANTEES


FROM         TO       Route        Average       Equiv.        Cruise          NUM BER OF   BLOCK FUEL    Fixed Fuel
                      Dist.        winds         still air     pressure        PASSEN GERS  (LB)          Reserves (lb)
                      (nm)         (kts)         range         altitude
                                                 (nm)          (100 ft)
PHX          CVG      1360         5             1344          370             [***]        [***]         [***]
PHX          MEM      1095         -1            1097          370             [***]        [***]         [***]
PHX          MEX      1088         -10           1114          370             [***]        [***]         [***]
PHX          YYC      1064         -11           1092          350             [***]        [***]         [***]
PHX          DSM      997          6             982           370             [***]        [***]         [***]
PHX          TUL      810          0             810           370             [***]        [***]         [***]
CVG          PHX      1360         -84           1695          350             [***]        [***]         [***]
MEM          PHX      1095         -88           1384          350             [***]        [***]         [***]
MEX          PHX      1088         -55           1251          390             [***]        [***]         [***]
(80(deg.)F)
MEX          PHX      1088         -55           1252          350 / 390       [***]        [***]         [***]
(72(deg.)F)
YYC          PHX      1064         -9            1087          370             [***]        [***]         [***]
DSM          PHX      997          -71           1201          350             [***]        [***]         [***]
TUL          PHX      810          -83           1013          350             [***]        [***]         [***]

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3.5.2.1  MISSION DESCRIPTION

         The equivalent still air range (stage length) is the actual route distance corrected for the average winds. Head winds are negative.


         The maximum take-off weight for each departure airport ("from") is based on the conditions specified in paragraph 2.0 and is in compliance with FAR 25 take-off requirements.


         The missions are flown in ISA conditions throughout.


         Climb is made starting at the airport elevation to the initial cruise pressure altitude specified in Table 1 above using a climb speed schedule of [***] KCAS/ [***] M.


         Cruise is at the pressure altitude specified in Table 1 at an average cruise Mach number of [***] M. Thrust during cruise is not to exceed maximum cruise thrust.

         When a second cruise pressure altitude is specified in Table 1, a [***] ft step climb from the first to the second pressure altitude is made using a climb speed schedule of [***] KCAS/ [***] M. It is followed by a cruise at the second pressure altitude at an average cruise Mach number of [***] M.

         Descent is made from the final cruise pressure altitude in Table 1 to sea level using a descent speed schedule of [***] M / [***] KCAS.

3.5.3    FIXED QUANTITIES AND ALLOWANCE

         For the purpose of this guarantee the following are fixed quantities and allowances:

            -   15 minutes engine start and taxi out fuel                  [***]
            -   1 minute take-off fuel including acceleration             [***])
                to initial climb speed (no distance credit)

            -   5 minute approach and landing fuel (no distance credit)   [***])

            -   10 minutes taxi in fuel: taken from the reserves          [***])

            - Usable reserve fuel remaining upon completion of landing phase, based on the reserve profile specified below:

                1)  100 nm (185 km) diversion including:

                  i) climb from destination airport elevation to optimum altitude at a speed. of [***] KCAS

                  ii) cruise at optimum altitude at long range cruise speed (LRC)

                  iii) descent to sea level at a speed of [***] KCAS.

                2) plus fuel equivalent to 45 minute hold at 10000 feet and minimum drag speed (VMD).

         The stage length is defined as the sum of the climb, cruise and descent distances.

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         M denotes true Mach number.

         Block fuel includes engine start, taxi out, take-off, climb, cruise, descent, approach and landing and taxi in.

         The maximum range, payload and fuel burn guarantees are based on the fixed estimated Operating Weight Empty (O.W.E.) of [***] lb ([***] kg) and on the passenger weight allowance of [***] lb ([***] kg).


4.0      WEIGHTS


4.1      MAXIMUM ZERO FUEL WEIGHT GUARANTEE

         The Maximum Zero Fuel Weight (M.Z.F.W.) shall not be less than [***] lb ([***] kg).

4.2      MAXIMUM LANDING WEIGHT GUARANTEE

         The Maximum Landing Weight (M.L.W.) shall not be less than [***] lb ([***] kg).

4.3      MAXIMUM TAKE-OFF WEIGHT GUARANTEE

         The Maximum Take-off Weight (M.T.O.W.) shall not be less than [***] lb ([***] kg).

4.4      OPERATING WEIGHT EMPTY AND CENTER OF GRAVITY GUARANTEES

         The Operating Weight Empty is guaranteed to not exceed [***] lb. Included within this guarantee are weight and center of gravity allowances for operating items listed below and customer defined options described below. Should these allowances differ from the actual values at delivery, appropriate corrections are to be made to the guaranteed weight (i.e. the Seller can not guarantee the weight of these allowances).


         The center of gravity (CG) range at O.W.E. shall have a maximum forward limit of [***] % of Mean Aerodynamic Chord (MAC) and a maximum aft limit of [***] % MAC (subject to the appropriate corrections noted above).


TABLE 2: OPERATING WEIGHT EMPTY BUILD-UP

ITEM                                                                 WEIGHT     CG     %
DESCRIPTION
                                                                     (LB)       (IN)   MAC
--------------------------------------------------------------------------------------------
M.W.E BASIC (CURRENT TYPE SPEC)                                      [***]      [***]  [***]
--------------------------------------------------------------------------------------------
                                                                     [***]      [***]

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
Storage Units                                                        [***]      [***]
Forward Left Entrance Compartment                                    [***]      [***]
Wardrobe                                                             [***]      [***]
                                                                     [***]      [***]
Additional Crew & Passengers Seating                                 [***]      [***]
Business Class Seats                                                 [***]      [***]
Standard Passenger Seats                                             [***]      [***]
                                                                     [***]      [***]
                                                                     [***]      [***]
                                                                     [***]      [***]
Galley Structure
G1 Style Galley
G3 Style Galley

Miscellaneous Items
FWD Lavatory
AFT Lavatory
Cabin Carpet

Customer Options
Emergency Equipment
--------------------------------------------------------------------------------------------
M.W.E DELIVERED                                                      [***]      [***]  [***]
--------------------------------------------------------------------------------------------
                                                                     [***]      [***]
Addition of Unusable Fuel & Engine Oil                               [***]      [***]
Unusable Fuel
Engine Oil
--------------------------------------------------------------------------------------------
TRUE EMPTY WEIGHT                                                    [***]      [***]  [***]
--------------------------------------------------------------------------------------------
                                                                     [***]      [***]
Addition of Operating Items                                          [***]      [***]
                                                                     [***]      [***]
Crew/Bags/Manuals                                                    [***]      [***]
Pilot & Copilot                                                      [***]      [***]
Crew Baggage                                                         [***]      [***]
Flight Manuals                                                       [***]      [***]
                                                                     [***]      [***]
                                                                     [***]      [***]
                                                                     [***]      [***]
                                                                     [***]      [***]
Catering Allowance
G1 1/2 Size Meal Cart (qty. 4)
G1 1/2 Size Waste Cart (qty. 1)
G1 Coffe Maker (qty. 2)

G3 1/2 Size Meal Cart (qty. 2)
G3 Standard Container (qty. 2)


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
Water Fwd Lav. and Wet Galley 1 (11 USG)
Water Aft Lav. (Basic) (10 USG)
Toilet Chemicals
--------------------------------------------------------------------------------------------
MINIMUM FLIGHT WEIGHT                                                [***]      [***]  [***]
--------------------------------------------------------------------------------------------
                                                                     [***]      [***]
Forward Flight Attendant #1                                          [***]      [***]
Aft Flight Attendant #2                                              [***]      [***]
Crew Baggage                                                         [***]      [***]

Consumables & Galley Supplies
--------------------------------------------------------------------------------------------
O.W.E. (EST.)                                                        [***]      [***]  [***]
O.W.E. (GUARANTEE)

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5.0      PERFORMANCE GUARANTEE CONDITIONS


5.1 All guaranteed performance data are based on the ICAO International Standard Atmosphere (ISA) unless noted otherwise. Altitudes are pressure altitudes.

5.2 FAR take-off and landing performance are based on the requirements of FAR 25 amended with FAA NPRM 93-8 document. Additionally these performance are contigent upon certification of the aircraft with the 1-g stall speed as the basis for compliance with FAR 25 amended with FAA NPRM 95-17 document.

5.3 Take-off and landing performance guarantees are based on operation from hard surfaced, level and dry runways with no wind, no line-up allowance and no obstacle unless noted otherwise and with anti-skid and automatic spoilers operative.

5.4 When establishing the take-off performance, no air shall be bled from the engine(s) for cabin air conditioning or anti-icing and APR shall be armed and available when one engine fails. The APU shall be on.

5.5 Speed, specific air range, and the climb, cruise, and descent portion of the mission guarantee include allowance for normal engine bleed and power extraction. Normal engine bleed is defined as the bleed required to maintain a cabin pressure altitude not exceeding [***] feet at the maximum operating altitude with an average cabin ventilation rate of not less than [***] ft3 /min ([***] m3 /min) and a cabin temperature of [***] (deg)F) ([***] (deg)C).

5.6 Normal power extraction assumes a load of 45 HP per engine with both engines operative and a load of 65 HP with one engine inoperative.

5.7 Fuel density is assumed to be [***] pounds / US gallon ([***] kg/l). All performance guarantees are based on the use of a fuel with a lower heating value (LHV) of [***] BTU / pound ([***] kilojoules/kg) and on an Aircraft centre of gravity location of [***] % of the mean aerodynamic chord.

5.8 All guarantees are contingent upon engine acceptance test performance acceptable to Bombardier Aerospace, Regional Aircraft and are applicable to a new airframe - engine combination only.

                                       24

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6.0      GUARANTEE COMPLIANCE


6.1 Compliance with take-off and landing performance guarantees shall be demonstrated by reference to the approved Transport Canada Aircraft Flight Manual adjusted to reflect any differences due to change in certification requirements or interpretation thereof.


6.2 Compliance with speed, specific air range and mission performance guarantees shall be established by calculations based on flight test data obtained for an aircraft configuration similar to that defined by this specification and shall be demonstrated by reference to the Flight Planning and Cruise Control Manual. In addition, at Buyer's request, compliance with the specific air range guarantee of paragraph 3.4 will be verified by flight test during the acceptance flight on no more than two aircraft. Seller will provide a test report to Buyer no later than 15 days after the test. Buyer must notify the Seller of the aircraft to be flight tested no later than two months before delivery.


6.3 Data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the performance guarantees.

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7.0      REMEDIES


7.1 In the event a shortfall in the guarantees contained herein, Bombardier reserves the right to carry out additional flight test measurements on a subsequent Aircraft, which may be specially instrumented for this purpose, with the objective of identifying accurately the cause of the shortfall and to develop corrective measures. Such measures shall be developed within a period of [***] months from discovery and identification of a shortfall (or such other longer period as may be mutually agreed in view of the corrective measures involved).


7.2 If, during the period commencing at delivery of the First Aircraft and expiring five (5) years later, the guaranteed Operating Weight Empty mentioned herein is exceeded as a result of (a) Airworthiness Directives, or (b) Service Bulletins recommended by Bombardier as necessary either to correct a defect that is the fault of Bombardier or Bombardier"s supplier, restore reliability or maintainability to guaranteed levels, or maintain performance specified herein, c) Regulatory Changes, d) permitted changes, then :

         2)      1)                                                  [***] [***]


         (i) Bombardier and Buyer will promptly meet to verify the allegation of the deficiency.

         (ii) If the allegation is found to be true and a deficiency is acknowledged, then Bombardier will promptly initiate steps to correct the deficiency, and

         (iii) Until such time as the identified and acknowledged deficiency is corrected Bombardier will provide to Buyer as liquidated damages and not as a penalty (the "Weight Remedy") credit memoranda (or cash less any amounts owed to Bombardier by Buyer), to be used for the purchase of goods and services from Bombardier in amounts based on the following formula:


         Remedy = [***]

         Where:

         Remedy   =        The amount Bombardier shall pay Buyer as liquidated
                           damages and not as a penalty, in the form of spare parts and/or services credit memorandum, per calendar year that the Buyer operates each Aircraft during which the guarantee has been broken. Remedy shall begin the year in which the Operating Weight Empty

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                           discrepancy has been discovered, subject to a maximum
                           for the term of this guarantee of $[***] per Aircraft.

         [***] [***] [***] [***] [***]

         In the event the CG limits change which results in reduced payload capability for each affected Aircraft, a remedy shall apply as liquidated damages and not as a penalty, which shall be computed by applying the same formula as the Weight Remedy, except that the WI shall be the number of pounds of ballast (only the amount of ballast which results in exceedance of the guaranteed Operating Weight Empty) required to restore original CG limits to each affected Aircraft.

         If Buyer adds to or modifies the Aircraft for reasons other than those given in the previous paragraph, with the result being an increase in the Operating Weight Empty, then the Parties shall amend the Guaranteed Operating Weight Empty.


7.3 Bombardier's maximum exposure under this Article 7.2 is $[***] and in no event, will Bombardier's payout under this Article 7.2 exceed such amount.


8.0 In the event of termination of the Agreement and/or the Supplement, this Annex shall become automatically null and void.

9.0 The provisions of this Annex are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

10.0 This Annex constitutes an integral part of the Supplement and is subject to the terms and conditions contained therein.

11.0 Should there be any inconsistency between this Annex and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Annex shall prevail

                                     ANNEX 7
                            INTENTIONALLY LEFT BLANK

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                                     ANNEX 8
[***]


1.0 Bombardier agrees to provide "[***] " for an additional [***] CRJ-900 Aircraft, (the "CRJ-900[***] ")


         Buyer shall have the right to purchase the [***] on the same terms and conditions as applicable to the Option Aircraft which are described in the applicable supplement, subject to the condition that the Scheduled Delivery Months for the [***] Aircraft shall be offered to Buyer subject to availability.

[***]

3.0 The provisions of this Annex are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0 This Annex constitutes an integral part of the Supplement and is subject to the terms and conditions contained therein.

5.0 Should there be any inconsistency between this Annex and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Annex shall prevail.

                                       28

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                                     ANNEX 9

                                      [***]

1.0      [***]

[***]

3.0 The provisions of this Annex are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0 This Annex constitutes an integral part of the Supplement and is subject to the terms and conditions contained therein.

6.0 Should there be any inconsistency between this Annex and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Annex shall prevail.

                                       29
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